                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       America Online Latin America, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                   (AMERICA ONLINE LATIN AMERICA, INC. LOGO)


                       AMERICA ONLINE LATIN AMERICA, INC.
                      6600 NORTH ANDREWS AVENUE, SUITE 500
                         FT. LAUDERDALE, FLORIDA 33309


                                                                    July 3, 2001


Dear Stockholders:

     I am pleased to invite you to attend our annual meeting of stockholders to be held at 10:00 a.m. on Tuesday, July 31, 2001, at the Time Life Building, 8th floor, 1271 Avenue of the Americas, 50th Street at 6th Avenue, New York, New York.

     Legal documents are often confusing, so we have written a "plain English" annual meeting notice and proxy statement. With this letter we are including the notice for our annual meeting, the proxy statement, the proxy card and our 2000 Annual Report. We hope you find its simplified format helpful, and we welcome your comments.

     Your vote is important to us, and I look forward to seeing you on Tuesday, July 31st. Whether or not you plan to attend the annual meeting in person, I hope you will vote as soon as possible.

                                      Sincerely,

                                      /s/ CHARLES M. HERINGTON
                                      Charles M. Herington

                                      President and Chief Executive Officer


                            YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                       AMERICA ONLINE LATIN AMERICA, INC.
                      6600 NORTH ANDREWS AVENUE, SUITE 500
                         FT. LAUDERDALE, FLORIDA 33309
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 31, 2001

TIME:            10:00 a.m.
PLACE:           Time Life Building
                 8th Floor
                 1271 Avenue of the Americas
                 50th Street, at 6th Avenue
                 New York, New York

MATTERS TO BE VOTED ON: (1) a proposal to re-elect Vernon E. Jordan, Jr.,
                            William H. Luers, M. Brian Mulroney and Roberto Egydio Setubal as members of our board of directors to serve for a one-year term, and until their successors are elected and qualified;

                        (2) a proposal to ratify our board of directors'
                            selection of Ernst & Young LLP as our independent auditor for 2001;

                        (3) a proposal to amend and restate our restated
                            certificate of incorporation that consists of the following eight separate proposed amendments:

                             (A) to change references made in our certificate of
                                 incorporation to the registration rights agreement and the stockholders agreement to refer to the March 2001 amendment and restatement of those agreements;

                             (B) to provide that accrued dividends on any shares
                                 of our capital stock that are convertible into series B or series C redeemable convertible preferred stock get added to any dividends accrued on our series B and series C redeemable convertible preferred stock;

                             (C) to change the liquidation preference of our
                                 series B and series C redeemable convertible preferred stock;

                             (D) to change the dates that we will redeem our
                                 series B and series C redeemable convertible preferred stock;

                             (E) to change the defined term "ODC" to include
                                 members of the Cisneros Group of Companies and the families of Gustavo A. Cisneros and Ricardo
                                 J. Cisneros;

                             (F) to change the defined term "wholly owned
                                 affiliate" to include entities that are
                                 wholly-owned by AOL Time Warner Inc., the new parent company of America Online, Inc.;

                             (G) to clarify the board of directors' approval
                                 requirements for transactions between us and either America Online, Inc. or the Cisneros Group of Companies;

                             (H) to clarify the meaning of the defined term
                                 "originally issued" shares to exclude any shares issued by us to either America Online, Inc. or the Cisneros Group of Companies after August 7, 2000; and

                        (4) a proposal to eliminate the series D and series E
                            redeemable convertible preferred stock after the existing shares are converted into series B and series C redeemable convertible preferred stock.

     Unless each of proposals 3(A) through 3(H) above is approved, none of proposals 3(A) through 3(H) or proposal 4 will become effective.

     We will also discuss and take action on any other business that is properly brought before the meeting.

RECORD DATE:            You may vote at the meeting if you were a stockholder of
                        record at the close of business on Friday, June 15, 2001, the record date. If on Friday, June 15, 2001, your shares were held of record by a brokerage firm on your behalf or another similar organization on your behalf, you may vote at the annual meeting if you obtain a valid proxy card from them issued in your name.

VOTING BY PROXY:        Please return your proxy as soon as possible so that
                        your shares can be voted at the meeting according to your instructions. For more instructions, please see the Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card.

                                            By Order of the Board of Directors

                                            /s/ DAVID A. BRUSCINO
                                            David A. Bruscino
                                            Vice President, General Counsel
                                            and Secretary


                                            July 3, 2001

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
Questions and Answers about the Proxy.......................         1
Proposals to be Voted Upon..................................         6
Biographies of Nominees for Directors.......................         6
Biographies of Directors....................................        17
Committees of the Board of Directors........................        19
Compensation of Non-Employee Directors......................        21
Stock Ownership of Beneficial Owners, Directors and
  Management................................................        22
Biographies of Executive Officers...........................        25
Compensation of Named Executive Officers....................        26
Options Grants in 2000......................................        27
Contracts with Executive Officers...........................        28
Report of the Compensation Committee........................        29
Report of the Audit Committee...............................        30
Relationships and Transactions..............................        31
Compensation Committee Interlocks and Insider
  Participation.............................................        41
Performance Graph...........................................        42
Other Matters...............................................        42
Appendix A..................................................       A-1
Appendix B..................................................       B-1

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
AND THE ANNUAL MEETING


WHY AM I RECEIVING THESE MATERIALS?

     The board of directors of America Online Latin America, Inc. is providing these proxy materials to you in connection with AOLA's annual meeting of stockholders, which will take place on July 31, 2001. You are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement. We intend to mail this proxy statement and accompanying proxy card on or about June 29, 2001, to all stockholders of record entitled to vote at the annual meeting.

     In this proxy statement, we refer to America Online Latin America, Inc. as "AOLA," "we" or "us." We refer to America Online, Inc., a subsidiary of AOL Time Warner Inc., as "America Online." The "Cisneros Group" is a name we use to describe a group of investments, joint ventures, strategic alliances and companies that are associated with two of our directors, Gustavo A. and Ricardo
J. Cisneros, and trusts established for the benefit of themselves and their families.

WHO MAY ATTEND THE MEETING?

     All of our stockholders are invited to attend, including stockholders whose shares are held by their brokerage firm or another similar organization.

WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

     The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and our most highly paid officers, and other information required by the Securities and Exchange Commission. Our 2000 Annual Report is also enclosed, but it is not a part of this proxy statement.

WHO IS PAYING FOR THIS PROXY SOLICITATION PROCESS?

     The enclosed proxy is solicited on behalf of our board of directors, and we are paying the entire cost of the proxy solicitation process. Copies of these materials will be given also to institutions holding our stock that is beneficially owned by others. We will reimburse these institutions for the reasonable expenses incurred in forwarding these proxy materials to stockholders who are beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other employees of AOLA. No additional compensation will be paid to directors, officers or other AOLA employees for soliciting proxies.

WHAT AM I VOTING ON?

     There are twelve known matters to be voted on at the annual meeting:

          (1) The re-election of Vernon E. Jordan, Jr., William H. Luers, M. Brian Mulroney and Roberto Egydio Setubal as members of our board of directors to serve for a one-year term, and until their successors are elected and qualified.

          (2) The ratification of our board of directors' selection of Ernst & Young LLP as our independent auditor for 2001.

          (3) The amendment and restatement of our certificate of incorporation consisting of the following eight separate proposed amendments:

             (A) to change references made in our certificate of incorporation to the registration rights agreement and the stockholders agreement to refer to the March 2001 amendment and restatement of those agreements;

             (B) to provide that accrued dividends on any shares of our capital stock that are convertible into series B or series C redeemable convertible preferred stock get added to any dividend accrued on our series B and series C redeemable convertible preferred stock;

             (C) to change the liquidation preference of our series B and series C redeemable convertible preferred stock;

             (D) to change the dates that we will redeem our series B and series C redeemable convertible preferred stock;

             (E) to change the defined term "ODC" to include members of the Cisneros Group and the families of Gustavo A. Cisneros and Ricardo J. Cisneros;

             (F) to change the defined term "wholly owned affiliate" to include entities that are wholly-owned by AOL Time Warner Inc., the new parent company of America Online;

             (G) to clarify the board of directors' approval requirements for transactions between us and either America Online or the Cisneros Group;

             (H) to clarify the meaning of the defined term "originally issued" shares to exclude any shares issued by us to either America Online or the Cisneros Group after August 7, 2000; and

          (4) The elimination of the series D and series E redeemable convertible preferred stock after the existing shares are converted into series B and series C redeemable convertible preferred stock.

     Unless each of proposals 3(A) through 3(H) above is approved, none of proposals 3(A) through 3(H) or proposal 4 will become effective.

     We will also discuss and take action on any other business that is properly brought before the meeting.

WHAT ARE THE BOARD OF DIRECTORS' VOTING RECOMMENDATIONS?

     Our board of directors recommends that you vote your shares "For" each of the proposals.

WHO CAN VOTE AT THE ANNUAL MEETING?


     Stockholders of record at the close of business on June 15, 2001 may vote at the annual meeting. Also, if on June 15, 2001, your shares were held in the name of a brokerage firm on your behalf, you may vote at the annual meeting if you obtain a valid proxy from them in your name. In addition to our class A common stockholders, holders of our series B, C, D and E redeemable convertible preferred stock will also be able to vote on all proposals at the annual meeting. Shares of class A common stock and series D and E preferred stock are entitled to one vote per share. Shares of series B and C preferred stock are entitled to ten votes per share. As of June 15, 2001, there were 67,085,964, 101,858,334, 97,731,738, 9,434,748 and 9,073,356 shares of class A common stock, series B preferred stock, series C preferred stock, series D preferred stock and series E preferred stock outstanding. At the record date, June 15, 2001, there were approximately 400 stockholders of record.


WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

     Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

STOCKHOLDER OF RECORD

     If on June 15, 2001 your shares were registered directly in your name with our transfer agent, EquiServe Trust Company, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

BENEFICIAL OWNER

     If on June 15, 2001 your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held "in street name," and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement, however, you will not be able to vote in person at the annual meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

     - To be elected a director, each nominee must receive a "For" vote from the holders of a plurality of the voting power of our voting stock, voted in person or by proxy at the annual meeting and voting as one class. Our voting stock consists of our class A common stock and our series B, C, D and E preferred stock.

     - We are seeking the affirmative vote of the holders of a majority of the voting power of our voting stock, voted in person or by proxy at the annual meeting and voting as one class to ratify the appointment of Ernst & Young LLP as our auditor for the fiscal year ending December 31, 2001.

     - We are seeking the following vote in order to approve each of proposals 3(A) through 3(H):

        - a "For" vote from the holders of a majority of the outstanding shares of class A common stock, voting separately as a class,

        - a "For" vote from the holders of a majority of the outstanding series B preferred stock and series C preferred stock, each voting as a separate class, and

        - a "For" vote from the holders of 75% of the voting power of our outstanding voting stock, voting as one class.

     - In order to be approved, proposal 4 must receive:

        - a "For" vote from the holders of a majority of the outstanding series B preferred stock and series C preferred stock, each voting as a separate class, and

        - a "For" vote from the holders of 75% of the voting power of our outstanding voting stock, voting as one class.

     Under the stockholders' agreement among AOLA, America Online and the Cisneros Group, America Online and the Cisneros Group, the holders of approximately 97.2% of the voting power of our voting stock, have agreed to vote "For" the election of Messrs. Jordan, Luers, Mulroney and Setubal. Also, under the registration rights and stockholders' agreement with Banco Itau, America Online and the Cisneros Group have also agreed to vote "For" the election of Mr. Setubal. If America Online and the Cisneros Group vote according to these agreements, the nominees will be re-elected.

     Under the voting agreement among AOLA, America Online and the Cisneros Group, America Online and the Cisneros Group have agreed to vote "For" proposals 3(A) through 3(H) and proposal 4. If America Online and the Cisneros Group vote according to this agreement, proposal 4 will be approved. However, we will need the approval of the class A common stockholders for proposals 3(A) through 3(H).

HOW ARE THE VOTES COUNTED?

     You may vote either "For" each nominee for director or you may "Withhold Authority" (abstain) to vote for any nominee you specify. A vote "For" any nominee or any proposal is the same as a "Yes" vote. You may vote "For," "Against," or "Abstain" on the ratification of independent auditor and each of the nine proposals that amended our restated certificate of incorporation. If you abstain from voting on any of the proposed amendments to our restated certificate of incorporation, it will have the same effect as a vote against the proposed amendments.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

     If you are a stockholder of record and you do not sign and return your proxy card, your shares will not be voted. If you are the beneficial owner and you do not sign and return your proxy card, the stockholder of record may either vote your shares on routine matters or "non-vote" your shares. These non-voted shares, known as broker non-votes, are counted for purposes of establishing a quorum to conduct business at the meeting, but are not counted for purposes of determining the outcome of any matter voted on.

HOW DO I VOTE?

     - in person at the meeting, or

     - sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope.

     The shares represented by a signed and dated proxy card or a properly completed voting instruction card will be voted in accordance with the directions given. If you return a signed and dated proxy card or voting instruction card without marking any selections, your shares will be voted in favor of the twelve proposals.

HOW DO I CHANGE MY VOTE?

     If you are a stockholder of record and return your proxy card, you may revoke your proxy any time before the meeting by:

     - notifying our secretary (David A. Bruscino) in writing, at our corporate headquarters, 6600 North Andrews Avenue, Suite 500, Ft. Lauderdale, Florida 33309, or

     - submitting to us a proxy with a later date, or

     - attending the annual meeting and voting in person.

     If your shares are held in an account at a brokerage firm, bank, or other nominee, you should contact your brokerage firm, bank, or other nominee to change your vote.

WHO WILL COUNT THE VOTE?

     Representatives of our transfer agent, EquiServe Trust Company, will perform the initial vote count and will serve as the inspectors of the election.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

     It may indicate that your shares are registered under more than one name or that you have multiple accounts in which you hold your shares. Please complete, sign and return all proxy cards to ensure that your vote is counted.

WHAT CONSTITUTES A QUORUM?

     For the annual meeting to begin, a quorum of stockholders must attend the meeting, either in person or by proxy. A majority of the voting power of our outstanding shares of voting stock as of June 15, 2001, the record date -- present at the annual meeting or represented by valid proxies -- constitutes a quorum for the annual meeting. Where a matter requires a separate vote by a class or series of stock, a majority of the shares of the class or series of stock outstanding as of June 15, 2001-- present at the annual meeting or represented by valid proxies -- constitutes a quorum. If you submit a valid proxy card or attend the annual meeting, you will be considered part of the quorum. However, if there is no quorum, holders of shares having a majority of the voting power of our voting stock present and represented at the annual meeting may adjourn the annual meeting to another date, time and place.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

     We will announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the third quarter of 2001. We will file that report with the Securities and Exchange Commission in November 2001, and you can obtain a copy by contacting our investor relations office at 954.689.3142, or the Securities and Exchange Commission at 800.SEC.0330 or www.sec.gov.

HOW DO I RAISE AN ISSUE TO BE VOTED ON AT THIS YEAR'S OR NEXT YEAR'S ANNUAL MEETING?

     If a stockholder wished to present a proposal for consideration at our annual meeting for this year, he or she must have sent written notice of the proposal by certified mail to our secretary by June 1, 2001. We have not received any proposals to be presented at this year's meeting.

     If you would like to include a proposal in next year's proxy statement, you must submit it in writing by March 1, 2002. If you would like to submit a proposal for presentation at next year's annual meeting, but not for inclusion in the proxy statement, or if you would like to nominate a candidate for director, you must submit the proposal or nomination in writing no earlier than April 15, 2002 and no later than May 15, 2002. Proposals not received during this period will not be voted on at the annual meeting. If a proposal is received during this period, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All stockholder proposals should be sent to our secretary, David A. Bruscino, at our corporate headquarters, 6600 North Andrews Avenue, Suite 500, Ft. Lauderdale, Florida 33309.

HAVE OUR DIRECTORS, EXECUTIVE OFFICERS AND 10% STOCKHOLDERS COMPLIED WITH
SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934, WHICH RELATES TO BENEFICIAL OWNERSHIP REPORTING?

     Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and beneficial owners of more than 10% of our capital stock to file reports with the Securities and Exchange Commission regarding their ownership and changes in their ownership of our capital stock. To our knowledge, except as noted below, since August 7, 2000, our officers, directors and greater than 10% beneficial stockholders complied with all Section 16(a) filing requirements on time. Initial Statements of Ownership on Forms 3 were not timely filed by Paul Freudenthaler, our controller, Eric G. Hoyt, our vice president of acquisition marketing, and Lawrence Pepping, our vice president of marketing. An Annual Statement on Changes in Beneficial Ownership on Form 5 was not timely filed by Roberto Egydio Setubal, a member of our board of directors.

HOW CAN I OBTAIN A COPY OF YOUR TRANSITION REPORT ON FORM 10-K FOR THE TRANSITION PERIOD ENDED DECEMBER 31, 2000?

     You may request a copy of our Transition Report on Form 10-K for the transition period from July 1, 2000 to December 31, 2000, which we will provide to you without charge, by writing to our secretary, David A. Bruscino, at our corporate headquarters, 6600 North Andrews Avenue, Suite 500, Ft. Lauderdale, Florida 33309. You can also find a copy on the Internet through the Securities and Exchange Commission's electronic data system called EDGAR at www.sec.gov.

MORE ABOUT THE PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS
(ITEM 1 ON PROXY CARD)

     Under our certificate of incorporation, our board of directors consists of 14 directors who are elected annually. Holders of all shares of our outstanding capital stock, voting together as a single class, are entitled to elect four directors to a one-year term. Banco Itau, S.A. and its subsidiary, Itau Bank Ltd. (together, "Banco Itau"), the holders of 35,937,840 shares of our class A common stock, are entitled to nominate one of these four directors under the amended and restated registration rights and stockholders' agreement with us. Banco Itau has nominated Roberto Egydio Setubal. America Online and Aspen Investments LLC and Atlantis Investments LLC, under an amended and restated registration rights and stockholders' agreement, have agreed to vote their shares of class A common stock in favor of the election of Mr. Setubal. Aspen Investments LLC and Atlantis Investments LLC are members of the Cisneros Group.

     America Online, as holder of all the outstanding shares of our series B redeemable convertible preferred stock, is entitled to elect five directors to a one-year term. The Cisneros Group, as holder of all the outstanding shares of our series C redeemable convertible preferred stock, is entitled to elect five directors to a one-year term. We expect that America Online and the Cisneros Group will each elect the five directors that they are entitled to elect at or prior to the annual meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The four nominees listed below are current directors of AOLA. Our board of directors recommends a vote "For" these nominees. They will serve for a one-year term, and until their successors are elected and qualified.

STOCKHOLDER VOTE REQUIREMENT

     To be elected a director, each nominee must receive a "For" vote from the holders of a plurality of the voting power of our voting stock, voted in person or by proxy at the annual meeting and voting as one class. Our voting stock consists of our class A common stock and our series B, C, D and E preferred stock. Under the stockholders' agreement among AOLA, America Online and the Cisneros Group, each of America Online and the Cisneros Group, the holders of approximately 97.2% of our voting power, has agreed to vote "For" the election of Messrs. Jordan, Luers, Mulroney and Setubal. Similarly, under a separate registration rights and stockholders' agreement with Banco Itau, America Online and the Cisneros Group have also agreed to vote "For" the election of Mr. Setubal. If America Online and the Cisneros Group vote in accordance with these agreements, the nominees will be re-elected.

     Biographical information for each nominee for director is as follows:

NOMINEES FOR DIRECTORS


(VERNON E. JORDAN, JR.)    VERNON E. JORDAN, JR.
                           Mr. Jordan, 65, has been a member of our board of directors since August 7, 2000. Since January 2000, he has been a
                           managing director of the investment-banking firm of Lazard
                           Freres & Co. LLC and of counsel at the law firm of Akin,
                           Gump, Strauss, Hauer & Feld, L.L.P. At Akin Gump, he was a
                           senior partner from 1992 to 1998 and a partner from 1982 to
                           1992. He is a member of the board of directors of the
                           American Express Company, Callaway Golf Company, Clear
                           Channel Communications, Inc., FirstMark Communications
                           International, LLC, J.C. Penney Company, Inc., Dow Jones &
                           Company, Inc., Revlon, Inc., Ryder System, Inc., Sara Lee
                           Corporation and Xerox Corporation.

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

(WILLIAM H. LUERS)         WILLIAM H. LUERS
                           Mr. Luers, 72, has been a member of our board of directors since August 7, 2000. He has been chairman, chief executive officer and president of the United Nations Association of the United States of America since February 1999. From May
                           1986 to February 1999, Mr. Luers served as president of the
                           Metropolitan Museum of Art in New York, New York. He is a
                           member of the board of directors of IDEX Corporation, Wickes
                           Inc. and several incorporated mutual funds managed by Zurich
                           Skudder Investments, Inc.

(M. BRIAN MULRONEY)        THE RIGHT HONOURABLE M. BRIAN MULRONEY
                           The Right Honourable M. Brian Mulroney, 62, has been a
                           member of our board of directors since August 7, 2000. He
                           has been a senior partner in the law firm of Ogilvy Renault in Montreal, Quebec, Canada since August 1993. From
                           September 1984 to June 1993, Mr. Mulroney served as the
                           prime minister of Canada. He is a member of the board of
                           directors of the Archer Daniels Midland Company, the Trizec
                           Hahn Corporation, Cendant Corporation, Quebecor Inc.,
                           Cognicase Inc. and Sun Media Corporation.

(ROBERTO EGYDIO            ROBERTO EGYDIO SETUBAL
  SETUBAL)
                           Mr. Setubal, 46, has been a member of our board of directors since August 7, 2000. Since 1984 he has overseen the
                           commercial operations of Banco Itau, and in 1994 he was
                           appointed to the position of president and chief executive officer of Banco Itau and all of its affiliated and
                           associated banks and companies. Mr. Setubal is also
                           executive vice-president of Itausa, the holding company of
                           Group Itau. Since 1990, Mr. Setubal has been involved in the
                           Brazilian Federation of Banks, serving as president and
                           chairman of the board of directors since 1997. Mr. Setubal is also a member of the Basel Committee on Banking
                           Supervision and the International Monetary Conference, Latin
                           American section. Mr. Setubal serves on the advisory council of Institute Ethos, and he is also a member of the board of directors of Ford Latin America.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
(ITEM 2 ON THE PROXY CARD)

     Our board of directors, acting upon the recommendation of the audit and special committees of the board of directors, has selected Ernst & Young LLP to serve as our independent auditor for the 2001 fiscal year and is asking you to ratify that selection.

     Ernst & Young LLP has been our independent auditor since December 1998. In its role as independent auditor, it reports on our financial statements. It also provides us with general accounting, finance and tax consulting services.

     A representative of Ernst & Young LLP will be present at the annual meeting. He or she will have an opportunity to make a statement and will be available to answer any questions.

     The following table shows the aggregate fees billed to AOLA by Ernst & Young LLP for the six-month period ended December 31, 2000. The provision of the services corresponding to these fees was considered by the audit committee in its finding that the services are compatible with Ernst & Young LLP maintaining its independence.

Audit fees..................................................  $552,000(a)
Financial information systems design and implementation
  fees......................................................  $      0
All other fees..............................................  $419,000
     Audit related fees.....................................  $291,000(b)
     Non-audit related fees.................................  $128,000(c)
                                                              --------
Total.......................................................  $971,000

---------------

(a) Includes fees for the June 30, 2000 and December 31, 2000 audits.
(b) Consists primarily of fees related to registration statements filed with the Securities and Exchange Commission and other accounting and reporting consultation.
(c) Consists primarily of fees related to tax services.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Our board of directors recommends a vote "For" the proposal to ratify the selection of Ernst & Young LLP as our independent auditors for 2001.

STOCKHOLDER VOTE REQUIREMENT

     We are seeking a "For" vote from the holders of a majority of the voting power of our voting stock, voted in person or by proxy at the annual meeting and voting as one class to ratify the appointment of Ernst & Young LLP as our auditor for the fiscal year ending December 31, 2001.

     Your ratification of our audit committee's, special committee's and board of directors' selection of Ernst & Young LLP is not necessary because our board of directors is responsible for the selection of our independent auditor. However, our board of directors will consider your vote on this proposal when selecting our independent auditor in the future.

WHY IS THE COMPANY AMENDING ITS CERTIFICATE OF INCORPORATION?

     On March 30, 2001, we entered into a stock purchase agreement with our principal stockholders, AOL, the Cisneros Group and Banco Itau, under which they agreed to provide us with $150 million in additional capital. America Online agreed to purchase $66.3 million of our newly authorized series D preferred stock, and the Cisneros Group agreed to purchase $63.8 million of our newly authorized series E preferred stock. Each of America Online and the Cisneros Group agreed to purchase the capital stock in three equal installments due on April 2, June 1 and August 1, 2001. If the proposals to amend our certificate of incorporation are all approved by the stockholders, then (i) America Online and the Cisneros Group will not purchase additional shares of series D and E preferred stock on August 1, 2001 (instead, America Online will purchase series B preferred stock and the Cisneros Group will purchase series C preferred stock) and (ii) the series D and series E preferred stock issued to date will be converted into series B and series C preferred stock, respectively. At present, we have received $44.2 million from America Online and $42.5 million from the Cisneros Group. In exchange, we have issued 9,434,748 shares of series D preferred stock to America Online and 9,073,356 shares of series E preferred stock to the Cisneros Group. Under the stock purchase agreement, Banco Itau purchased approximately 4,237,840 shares of our class A common stock for $19.9 million. The purchase price per share for the series D preferred stock, series E preferred stock and class A common stock issued and to be issued in the $150 million private placement is $4.6875. This price was established on March 30, 2001, and is equal to the closing price of our class A common stock on the Nasdaq Stock Market on that date. A financing committee of our board of directors consisting of Messrs. Jordan, Luers and O'Hara approved this transaction after receipt of a fairness opinion from Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     Before purchasing shares under the stock purchase agreement, America Online owned 101,858,334 shares of our series B preferred stock, 4,000,000 shares of our class A common stock, and a warrant to purchase 16,541,250 shares of any combination of our series B preferred stock, class B common stock or class A common stock. Additionally, America Online and AOL Time Warner Inc. hold or share disposition power with respect to all of the shares of class A common stock underlying 240,000 options held by employees of America Online or its parent, AOL Time Warner Inc., who are also directors of AOLA. However, these employees are the record holders of their respective options. The Cisneros Group owned 97,298,406 shares of our series C preferred stock and 4,000,000 shares of our class A common stock prior to purchasing shares under the stock purchase agreement, and Banco Itau then owned 31,700,000 shares of our class A common stock. Additionally, the Cisneros Group has the power to vote 505,554 shares of our series C preferred stock held by the children of Gustavo A. and Ricardo J. Cisneros. The series B and C preferred stock each have ten votes per share and special governance rights, including veto rights and the right to elect one of our two special committee members and five of our directors.

     Shares of our series B and D preferred stock are convertible into shares of class B common stock, which can be converted into class A common stock at any time on a one-for-one basis. Shares of our series C and E preferred stock are convertible into shares of class C common stock, which can be converted into class A common stock at any time on a one-for-one basis. The class A common stock has only one vote per share and no special governance rights.

     During the negotiations that led to the stock purchase agreement, both America Online and the Cisneros Group sought to receive additional shares of series B and C preferred stock rather than series D and E preferred stock. The series D and E preferred stock, unlike the series B and C preferred stock, have only one vote per share and no special governance rights.

     Issuing more shares of series B and C preferred stock would have required us to amend the provisions of our certificate of incorporation. Each of these amendments would have required the approval of America Online and the Cisneros Group as the holders of all of our outstanding series B and C preferred stock. In addition, some of the amendments also would have required the approval of the class A common stockholders, voting separately as a class. The class A stockholder vote would be required to approve some of these amendments because these amendments could be deemed to adversely affect the powers, preferences or special rights of the class A common stock. To avoid the delay in securing the financing that obtaining the class A stockholder vote would have caused, we issued the series D and E preferred stock, which could be authorized and issued without the approval of the holders of the class A common stock.

     Further, during our negotiations, we discovered that some provisions of our certificate of incorporation could be interpreted in a manner that was not consistent with the stockholders' agreement among AOLA, America Online and the Cisneros Group or did not reflect our, America Online's and the Cisneros Group's intent. The amendments in proposals 3(E), 3(G) and 3(H) of this proxy statement clarify these provisions.

     America Online and the Cisneros Group conditioned their investment upon our agreement to submit the amendments described in proposals 3(A) through 3(H) of this proxy statement to our class A stockholders for approval. If the class A stockholders approve these amendments, then each outstanding share of series D preferred stock issued to America Online will convert into one share of series B preferred stock, and each outstanding share of series E preferred stock issued to the Cisneros Group will convert into one share of series C preferred stock, when we file the amendments with the Delaware Secretary of State. In addition, the remaining shares to be purchased by America Online and the Cisneros Group on August 1, 2001 under the stock purchase agreement would be series B and series C preferred stock.

     America Online would like us to redefine the term "Wholly Owned Affiliate" to reflect its recent merger with Time Warner Inc., under which both companies became wholly owned subsidiaries of AOL Time Warner Inc. Proposal 3(F) reflects America Online's desire that the defined term "Wholly Owned Affiliate" be amended to provide that "Wholly Owned Affiliates" of America Online include entities that are wholly owned by AOL Time Warner Inc.

     We will only implement amendments to our current certificate of incorporation if all of the amendments contained in proposals 3(A) through 3(H) are approved. If all the amendments are approved, we will file a restated certificate of incorporation that amends and restates our entire certificate of incorporation with the Delaware Secretary of State.

     In this proxy statement, the term "B stock" refers to our series B preferred stock and our class B common stock, the term "C stock" refers to our series C preferred stock and our class C common stock. The term "class A director" refers to the four directors elected by the holders of all outstanding shares of our capital stock, voting together as a single class, the term "class B director" refers to the five directors elected by America Online, and the term "class C director" refers to the five directors elected by the Cisneros Group.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Our board of directors believes that the approval of each of these amendments to our certificate of incorporation as set forth in proposals 3(A) through 3(H) is in the best interests of AOLA and its stockholders and recommends a vote "For" proposals 3(A) through 3(H).

STOCKHOLDER VOTE REQUIREMENT

     We are seeking the following vote in order to approve each of proposals 3(A) through 3(H):

     - a "For" vote from the holders of a majority of the outstanding shares of class A common stock, voting separately as a class,

     - a "For" vote from the holders of a majority of the outstanding series B preferred stock and series C preferred stock, each voting as a separate class, and

     - a "For" vote from the holders of 75% of the voting power of our outstanding voting stock, voting as one class.

     Under the voting agreement among AOLA, America Online and the Cisneros Group, America Online and the Cisneros Group, who hold all of the series B and series C preferred stock and approximately 97.2% of the voting power of our voting stock, have agreed to vote in favor of proposals 3(A) through 3(H). Even if America Online and the Cisneros Group vote in accordance with this agreement, we will still need to obtain the approval of the class A common stockholders for proposals 3(A) through 3(H).

AMENDMENT OF OUR CERTIFICATE OF INCORPORATION
(ITEMS 3(A) -- 3(H) ON THE PROXY CARD)

PROPOSAL 3(A)

TO AMEND OUR CERTIFICATE OF INCORPORATION TO PROVIDE THAT REFERENCES IN THE CERTIFICATE OF INCORPORATION TO THE REGISTRATION RIGHTS AGREEMENT AND THE STOCKHOLDERS' AGREEMENT REFER TO THE MARCH 2001 AMENDMENT AND RESTATEMENT OF THOSE AGREEMENTS.

     In connection with our $150 million offering of series D and E preferred stock, we amended and restated the registration rights agreement and the stockholders' agreement that we had entered into with America Online and the Cisneros Group in August of 2000 when we first issued the series B and C preferred stock to America Online and the Cisneros Group. Generally, we amended these agreements so that the rights and restrictions in these agreements would also apply to the series D and E preferred stock. As a result, we propose amending the definitions of "registration rights agreement" and "stockholders' agreement" in our current certificate of incorporation to refer to the March 2001 agreements (and any future amendments) rather than to the August 2000 agreements.

     The special committee of our board of directors, which is elected by America Online and the Cisneros Group, had to approve changes to the August 2000 agreements prior to our full board of directors, which includes the class A directors, approving the changes. Changing the definition of "registration rights agreement" and "stockholders' agreement" to refer to the March 2001 agreements may prolong the power of the special committee to approve further changes to these agreements before submission to our entire board of directors, including the class A directors.

     The amendments that constitute this proposal 3(A) can be found on page five of Appendix B.

PROPOSAL 3(B)

TO AMEND OUR CERTIFICATE OF INCORPORATION TO PROVIDE THAT IF ANY SHARES OF SERIES B OR SERIES C PREFERRED STOCK ARE ISSUED UPON CONVERSION OF ANY OTHER SHARES OF OUR CAPITAL STOCK AND DIVIDENDS ARE THEN ACCRUED ON THE OTHER SHARES OF OUR CAPITAL STOCK, THEN THE AMOUNT OF THE ACCRUED DIVIDENDS WILL BE ADDED TO ANY DIVIDEND ACCRUED AND PAYABLE ON THE SERIES B AND SERIES C PREFERRED STOCK.

     We want to amend our certificate of incorporation to provide that if any shares of our series B or series C preferred stock that have been or are issued upon conversion of any other class or series of our capital stock, and any dividends are then accrued on the other class or series of our capital stock, then there will be deemed accrued on each share of our series B or series C preferred stock an additional amount which will be calculated as follows: the total of the accrued dividends on the other shares of capital stock will be divided by the total number of shares of series B or series C preferred stock immediately following the conversion. These dividends will be payable in whole shares of series B or series C preferred stock. In particular, if our stockholders approve these amendments, the series D and series E preferred stock will automatically convert into series B and series C preferred stock. Under this proposal, dividends that have accrued on the series D and series E preferred stock at the time of their conversion into series B and series C preferred stock will be deemed to have accrued on the series B and series C preferred stock.

     Our certificate of incorporation currently does not provide for dividends to be rolled over.

     The amendments that constitute this proposal 3(B) can be found on page 18 of Appendix B.

PROPOSAL 3(C)

TO AMEND OUR CERTIFICATE OF INCORPORATION TO:

     - INCREASE THE LIQUIDATION PREFERENCES FOR THE SERIES B AND SERIES C PREFERRED STOCK FROM $2.4544 PER SHARE TO $2.7268 PER SHARE AND $2.7272 PER SHARE, RESPECTIVELY,


     - PROVIDE THE HOLDERS OF THE SERIES B PREFERRED STOCK (PRESENTLY AMERICA ONLINE) WITH THE FIRST $66.3 MILLION ($0.5718 PER SHARE OF SERIES B PREFERRED STOCK) OF ANY AMOUNT AVAILABLE FOR DISTRIBUTION TO OUR STOCKHOLDERS RESULTING FROM ANY LIQUIDATION, DISSOLUTION OR WINDING-UP OF AOLA AND THAT AFTER TAKING INTO ACCOUNT THIS $66.3 MILLION DISTRIBUTION, THE SERIES B AND SERIES C PREFERRED STOCKHOLDERS SHARE RATABLY IN THE DISTRIBUTION OF AOLA'S REMAINING ASSETS UNTIL THE RESPECTIVE LIQUIDATION PREFERENCES SET FORTH ABOVE, TOGETHER WITH ACCRUED AND UNPAID DIVIDENDS, ARE SATISFIED, AND


     - AUTHORIZE US TO ISSUE SHARES OF CAPITAL STOCK THAT RANK ON A PARITY WITH THE SERIES B AND SERIES C PREFERRED STOCK.

     The series D and series E preferred stockholders each currently have a liquidation preference equal to $4.6875 per share. The series B and series C preferred stockholders each currently have a liquidation preference equal to $2.4544 per share. If AOLA were dissolved, liquidated or wound up, the series D preferred stockholders would be paid first, the series E preferred stockholders would be paid second and the series B and C preferred stockholders would be paid third. After that, all of our common stockholders, including the class A common stockholders, together with all the series B, C, D and E preferred stockholders, assuming conversion to class A common stock, would be entitled to share ratably in any of AOLA's assets and funds remaining legally available for distribution.

     To convert the series D and E preferred stock held by America Online and the Cisneros Group into series B and C preferred stock, the liquidation preference of the series B and C preferred stock must be increased to reflect the higher price per share paid by America Online and the Cisneros Group for the series D and E preferred stock. Also, America Online requested that we preserve the priority of the series D preferred stock.

     As a result, we propose amending the liquidation preference of the series B and C preferred stock to provide America Online and the Cisneros Group with a blended liquidation preference that properly reflects the $4.6875 purchase price of the series D and E preferred stock. The proposed adjustment to the series B preferred stock liquidation preference from $2.4544 to $2.7268 was derived using a weighted-average of the liquidation preferences of the series B preferred stock and the new series D preferred stock. The proposed adjustment to the series C preferred stock liquidation preference from $2.4544 to $2.7272 was derived using a weighted-average of the liquidation preferences of the series C preferred stock and the new series E preferred stock.

     In addition, if proposals 3(A) through 3(H) are approved and the series D and E preferred stock are converted into series B and C preferred stock, then upon the dissolution, liquidation or winding up of AOLA, the holders of the series B preferred stock (presently America Online) would be entitled to receive the approximately $66.3 million ($0.5718 per share of series B preferred stock) that America Online invested in AOLA through its purchase of stock under the stock purchase agreement before any other stockholder is paid. After taking into account the distribution referred to in the preceding sentence, the series B and C preferred stockholders would share ratably in the distribution of all of AOLA's remaining available assets until the respective liquidation preferences, together with accrued and unpaid dividends, of the series B and series C preferred stock are satisfied ($2.1550 plus accrued and unpaid dividends per share of series B preferred stock and $2.7272 plus accrued and unpaid dividends per share of series C preferred stock). Only after America Online, and then America Online and the Cisneros Group collectively, receive these payments would any other payments be made to any other stockholder.

     Finally, the proposed amendment clarifies that we are authorized to issue shares of capital stock that rank on a parity with the series B and series C preferred stock.

     The amendments that constitute this proposal 3(C) can be found on pages 17 and 19 of Appendix B.

PROPOSAL 3(D)

TO AMEND OUR CERTIFICATE OF INCORPORATION SO THAT 87.8% OF THE THEN-OUTSTANDING SERIES B AND SERIES C PREFERRED STOCK WILL BE REDEEMED BY US ON AUGUST 7, 2005 AND THE REMAINING OUTSTANDING SERIES B AND SERIES C PREFERRED STOCK WILL BE REDEEMED BY US ON APRIL 2, 2006.

     Currently, we must redeem the series D and E preferred stock on April 2, 2006 and the series B and C preferred stock on August 7, 2005. We may redeem these shares in cash, by delivery of fully paid and non-assessable shares of class A common stock or by any combination of cash and shares of class A common stock. The redemption price will be an amount equal to the particular liquidation preference for the series of preferred stock being redeemed, plus all accrued and unpaid dividends.

     To convert the series D and E preferred stock held by America Online and the Cisneros Group into series B and C preferred stock, we must change the existing redemption date for the series B and C preferred stock to reflect the later redemption date for the series D and E preferred stock.

     As a result, we propose amending the existing redemption date of the series B and C preferred stock to provide that on August 7, 2005 we will redeem 87.8% of the shares of series B and C preferred stock then outstanding. The percentage of series B and C preferred stock to be redeemed on August 7, 2005 is equal to the portion of the series B and C preferred stock that America Online and the Cisneros Group were issued on

August 7, 2000. The balance of the series B and C preferred stock will be equal to the number of shares issued as a result of the conversion of the series D and series E preferred stock plus the number of shares to be issued under the stock purchase agreement on August 1, 2001. We will redeem these shares of series B and C preferred stock on April 2, 2006. To amend the redemption provisions to allow for two separate mandatory redemption dates, we must revise the redemption process.

     The amendments that constitute this proposal 3(D) can be found on pages 25 and 26 of Appendix B.

PROPOSAL 3(E)

TO AMEND OUR CERTIFICATE OF INCORPORATION TO CHANGE THE DEFINED TERM "ODC" TO INCLUDE MEMBERS OF THE CISNEROS GROUP AND THE FAMILIES OF GUSTAVO A. CISNEROS AND RICARDO J. CISNEROS.

     The Cisneros Group has proposed that we change the current definition of "ODC" to include other permitted transferees for so long as they are members of, or remain wholly owned by, the families of Gustavo A. or Ricardo J. Cisneros, and to include Aspen Investments LLC and Atlantis Investments LLC, both newly created Delaware limited liability companies. The proposed change will reflect a recent reorganization of the group of companies and joint ventures that comprise the Cisneros Group. As part of the reorganization, the Cisneros Group transferred series C preferred stock and class A common stock from one of its companies, Riverview Media Corp., to Aspen and Atlantis prior to dissolving Riverview. The Cisneros Group seeks to ensure that Aspen and Atlantis have the same rights and obligations regarding the C stock as Riverview did when it held the shares. If this proposal is approved, we will add Aspen and Atlantis to the definition of "ODC".

     Since the new definition of "ODC" will permit more than one entity or individual to comprise ODC, we have further revised the definition to provide a more efficient mechanism for the Cisneros Group to:

     - deliver its consent to any action or inaction,

     - reject or otherwise decide not to pursue an investment or business opportunity in which we could, except for the limitations found in our certificate of incorporation, have an interest or expectancy, and

     - hold or vote any proxy required to be delivered under our certificate of incorporation.

     The new definition addresses these procedures by providing that if Aspen and/or Atlantis collectively hold at least a majority of the voting power of the C stock and common stock then held by the Cisneros Group and its permitted transferees, in the aggregate, then "ODC" will mean Aspen and/or Atlantis, and if not, then "ODC" will mean the entities and individuals that we determine hold at least a majority of the voting power of the C stock and common stock then held by the Cisneros Group and its permitted transferees, in the aggregate.

     The following provisions of the certificate of incorporation are affected by the amendment of the definition of "ODC":

     - Commencement or Settlement of Legal Actions Materially Adverse to the Cisneros Group. Amending the definition of "ODC" to include Aspen, Atlantis and other permitted transferees would give Aspen, Atlantis and other permitted transferees, the rights held by Riverview to approve the commencement or settlement of actions materially adverse to America Online or the Cisneros Group and their affiliates and subsidiaries.

      In addition, the special committee of our board of directors must initially approve the commencement or settlement of any of the above actions. Our full board of directors is entitled to vote on the matter only after the special committee's initial approval. Any class A director, voting together with all of the other directors, will not be entitled to vote on the matter until after the special committee approves it. Amending the definition of "ODC" to include Aspen, Atlantis and other permitted transferees would make certain that Aspen and Atlantis and other permitted transferees have the same rights and obligations with respect to the C stock as Riverview did when it held the shares.

     - Permitting the Cisneros Group to Pledge its C Stock Without the Stock Converting into Class A Common Stock. Our certificate of incorporation currently allows Riverview (or any permitted transferee) to pledge its C stock and to make certain transfers to employees without the stock automatically converting into class A common stock, so long as a proxy is obtained from the pledgee granting Riverview exclusive voting rights with respect to the C stock. Amending the definition of "ODC" will allow the Cisneros Group to exercise the same right Riverview had to pledge shares of C stock or transfer shares to employees without the shares automatically converting.

      Amending the definition of "ODC" will allow Aspen and Atlantis and their permitted transferees to count the pledged shares for purposes of the triggering event described in proposal 3(H) below. The occurrence of a triggering event may be delayed by this proposal, and this could delay the ability of the class A common stockholders to vote on amendments to provisions of our certificate of incorporation that are exclusively within the domain of the holders of the C stock. It could also prolong the existence of the special committee, which, as discussed above, directly restricts the powers of the class A directors and indirectly restricts the powers of the class A common stockholders, which, voting together with the holders of our other outstanding capital stock, elects these directors.

     - Allocation of Business Opportunities with America Online and the Cisneros Group. Our certificate of incorporation provides for allocation of business opportunities among America Online, the Cisneros Group and us. In particular, we may only pursue certain opportunities if America Online and the Cisneros Group decide not to pursue the opportunity or to recommend it to a third party and they consent to our engaging in that business activity. We may only pursue business opportunities, without first offering them to America Online and the Cisneros Group, if:

          - they are presented or become known to one of our officers who is also not an officer or director of America Online or the Cisneros Group;

          - the opportunity occurs or arises solely in Latin America; and

          - the opportunity relates to activities or operations that we are then conducting or pursuing.

     Since Riverview no longer exists, the operation of these provisions as they relate to the Cisneros Group is no longer clear. Amending the definition of "ODC" to include Aspen, Atlantis and their permitted transferees would clarify that these provisions are still effective.

     The amendments that constitute this proposal 3(E) can be found on pages two and four of Appendix B.

PROPOSAL 3(F)

TO AMEND OUR CERTIFICATE OF INCORPORATION TO CHANGE THE DEFINED TERM "WHOLLY OWNED AFFILIATE" TO INCLUDE AFFILIATES THAT ARE WHOLLY-OWNED BY AOL TIME WARNER INC., THE NEW PARENT COMPANY OF AMERICA ONLINE.

     As a result of a recent organizational change involving America Online, it currently cannot transfer our shares to all of its affiliates. America Online desires for us to redefine the term "Wholly Owned Affiliate" to reflect the merger, on January 11, 2001, of America Online and Time Warner Inc., pursuant to which each of America Online and Time Warner Inc. became a wholly owned subsidiary of AOL Time Warner Inc. As a result, America Online proposes that the defined term "Wholly Owned Affiliate" be amended to provide that "Wholly Owned Affiliates" of America Online include entities that are wholly owned by AOL Time Warner Inc., America Online's new parent company.

     The amendment of the definition of "Wholly Owned Affiliate" will allow:

     - America Online to transfer B stock to entities that are wholly owned by AOL Time Warner Inc. and to employees of AOL Time Warner Inc., and

     - entities that we are wholly owned by AOL Time Warner Inc. to pledge series B preferred stock, so long as America Online continues to have the sole right to vote such stock, without the stock converting into class A common stock.

     Further, the definition of "Wholly Owned Affiliate" will enable America Online to count these transferred and pledged shares for purposes of the triggering event described in proposal 3(H) below. The occurrence of a triggering event may be delayed as a result of this proposal, and this could delay the ability of the class A common stockholders to vote on amendments to provisions of our certificate of incorporation that are exclusively within the domain of the holders of the B stock. It could also prolong the existence of the special committee, which, as discussed above, directly restricts the powers of the class A directors and indirectly restricts the powers of the class A common stockholders, which, voting together with the holders of our other outstanding capital stock, elects these directors.


     The amendments that constitute this proposal 3(F) can be found on page six of Appendix B.


PROPOSAL 3(G)

TO AMEND OUR CERTIFICATE OF INCORPORATION TO CLARIFY THAT ACTIONS RELATING TO RELATED PARTY AGREEMENTS BETWEEN US AND AMERICA ONLINE OR THE CISNEROS GROUP BE APPROVED BY A MAJORITY OF OUR BOARD OF DIRECTORS, OTHER THAN THE CLASS B DIRECTORS IN THE CASE OF AN AGREEMENT WITH AMERICA ONLINE, AND OTHER THAN THE CLASS C DIRECTORS IN THE CASE OF AN AGREEMENT WITH THE CISNEROS GROUP.

     We want to amend our certificate of incorporation to clarify that all related party transactions between us and America Online or the Cisneros Group requiring the approval of the board of directors will be taken solely under the direction of a majority of our board of directors, other than the class B directors (the directors elected by America Online) in the case of an agreement with America Online, and the class C directors (the directors elected by the Cisneros Group) in the case of an agreement with the Cisneros Group. The amendment effects this change by making Sections 3.7 and 3.8 of our by-laws, which provide for majority action by our board of directors, applicable to actions relating to related party agreements as if the members of our board of directors entitled to vote constituted the entire board. A majority of our directors, other than the class B directors in the case of actions concerning America Online and the class C directors in the case of actions concerning the Cisneros Group, must also approve any other action involving either America Online or the Cisneros Group.

     While we do not believe that such an interpretation is correct or intended, our certificate of incorporation currently could be interpreted to require that these actions may only be taken under the direction of the entire board of directors (as opposed to a majority of the directors), other than the class B directors in the case of an agreement or action with America Online, and the class C directors in the case of an agreement or action with the Cisneros Group. The proposed amendment would eliminate this interpretation of our certificate of incorporation.


     The amendments that constitute this proposal 3(G) can be found on pages 27 and 28 of Appendix B.


PROPOSAL 3(H)

TO AMEND OUR CERTIFICATE OF INCORPORATION SO THAT THE TERM "ORIGINALLY ISSUED" MEANS SHARES OF AOLA STOCK ISSUED ON AUGUST 7, 2000, AND DOES NOT INCLUDE SHARES ISSUED SUBSEQUENTLY.

     Our certificate of incorporation currently states that if at any time the outstanding shares of our B stock held by America Online, its wholly owned affiliates and its employees, or our C stock held by the Cisneros Group, its wholly owned affiliates and its employees constitute less than 50% of the number of shares that we "originally issued" to them, then each such share will automatically convert into one share of class A common stock. "Originally issued" shares can be interpreted to include not just the shares of stock that we initially issued to America Online and the Cisneros Group on August 7, 2000, but all shares of any class of stock that ever are issued directly by us to America Online and the Cisneros Group. As a result, the shares of series B and C preferred stock that result from the conversion of the series D and E preferred stock, and the series B and C preferred stock that we will issue to America Online and the Cisneros Group under the stock purchase agreement on August 1, 2001, could all be found to meet the definition of "originally issued," which was not the intent of America Online or the Cisneros Group.

     The proposed amendment replaces the concept of a percentage of the shares originally issued with a fixed number of shares that is equal to 50% of the shares that were issued to each of America Online and the Cisneros Group on August 7, 2000. The proposed amendment is intended to clarify "originally issued," but it also makes it easier for each of America Online and the Cisneros Group to maintain its B stock and C stock (i.e., it would permit America Online and the Cisneros Group to transfer more shares and still avoid conversion into class A common stock). This could delay the right of the class A stockholders to vote on various amendments to the certificate of incorporation. It could also prolong the powers of the special committee elected by America Online and the Cisneros Group, which restricts the powers of the class A directors. Specifically, the proposed amendment could cause a change in the timing of when B stock and C stock automatically convert into class A common stock. If the proposal is approved and "originally issued" is clarified to mean the series B preferred stock and series C preferred stock that we issued to America Online and the Cisneros Group on August 7, 2000, then those shares would not automatically convert to class A common stock until, with respect to America Online, America Online, its wholly owned affiliates and its employees own less than 50,929,167 shares of B stock in the aggregate, or until, with respect to the Cisneros Group, the members of the Cisneros Group and the families of Gustavo A. and Ricardo J. Cisneros and their wholly owned affiliates and employees own less than 49,930,955 shares of C stock in the aggregate. America Online and the Cisneros Group intended this interpretation of the term "originally issued" when the certificate of incorporation was first approved.

     However, if "originally issued" means all of the shares of stock issued by us directly to America Online and the Cisneros Group at any time, then the series B preferred stock and series C preferred stock would be subject to automatic conversion into class A common stock sooner (i.e., America Online and the Cisneros Group would be able to transfer fewer shares and still avoid conversion into class A common stock). As of August 1, 2001, with respect to America Online, this conversion would occur if America Online, its wholly owned affiliates and its employees owned less than 58,005,228 shares of B stock in the aggregate. With respect to the Cisneros Group, this conversion would occur if the members of the Cisneros Group and the families of Gustavo A. and Ricardo J. Cisneros and their wholly owned affiliates and employees owned less than 56,735,972 shares of C stock in the aggregate.

     The proposed amendment also will change the measurement of the number of shares of B and C stock that America Online and the Cisneros Group can transfer to employees and Cisneros family members. Currently, our certificate of incorporation states that any shares of B stock transferred by America Online, or any shares of C stock transferred by the Cisneros Group, automatically convert into shares of class A common stock unless, among other things, the shares are transferred:

     - to any employee, but only if the number of shares transferred is less than 20% of the shares "originally issued" to them and they retain the voting rights to those shares, and

     - by the Cisneros Group to family members of Gustavo A. Cisneros and Ricardo J. Cisneros, but only if the number of shares transferred is less than 20% of the shares "originally issued" to them and they retain the voting rights to those shares.

     If the proposed amendment is approved, the number of shares America Online and the Cisneros Group can transfer to employees and Cisneros family members will change from 20% of the shares "originally issued" to a fixed number of shares that is equal to 20% of the shares that were issued to each of America Online and the Cisneros Group on August 7, 2000 (20,371,667 in the case of America Online and 19,972,382 in the case of the Cisneros Group).

     The amendments that constitute this proposal 3(H) can be found on pages 14, 15 and 21 of Appendix B.

PROPOSAL 4

TO AUTHORIZE US TO FILE A CERTIFICATE OF ELIMINATION WITH THE DELAWARE SECRETARY OF STATE AFTER THE CONVERSION OF THE SERIES D AND E PREFERRED STOCK INTO SERIES B AND C PREFERRED STOCK:

     - TO ELIMINATE THE CONVERTED SERIES D AND E PREFERRED STOCK; AND

     - TO ALLOW FUTURE ISSUANCES OF THE CONVERTED SERIES D AND E PREFERRED STOCK AS NEW PREFERRED STOCK.

     If the class A stockholders approve the proposals in this proxy statement to amend our certificate of incorporation, then upon our filing of the restated certificate of incorporation with the Delaware Secretary of State, each share of series D preferred stock issued to America Online will convert into one share of series B preferred stock, and each share of series E preferred stock issued to the Cisneros Group will convert into one share of series C preferred stock. We want to have the flexibility to reissue the converted series D and E preferred stock in the future as new preferred stock. We request that the class A stockholders approve our filing of a certificate of elimination with the Delaware Secretary of State to eliminate the converted series D and E preferred stock and to allow future issuances of the converted series D and E preferred stock as new preferred stock.

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

WHO IS ON OUR BOARD OF DIRECTORS?

     In addition to the four directors proposed for re-election, the following persons currently serve on our board of directors and will continue this service since they have been elected to the board of directors by either America Online or the Cisneros Group:


(STEVEN I. BANDEL)         STEVEN I. BANDEL
                           Mr. Bandel, 48, has been a member of our board of directors since January 2000 and was elected to our board of directors by the Cisneros Group. Since January 1995, Mr. Bandel has
                           held several senior management positions at companies within the Cisneros Group, with responsibilities in the areas of
                           finance and business development. Mr. Bandel has the title of president and chief operating officer of the Cisneros
                           Group. Mr. Bandel is also a director of Pueblo Xtra
                           International, Inc., a member of the Cisneros Group.

(GUSTAVO A. CISNEROS)      GUSTAVO A. CISNEROS
                           Mr. Cisneros, 56, has been a member of our board of
                           directors since January 2000 and was elected to our board of directors by the Cisneros Group. He is chairman and chief
                           executive officer of the Cisneros Group. Since 1975, Mr.
                           Cisneros has overseen the management and operations of the
                           Cisneros Group and is an executive officer and director of many of its member companies. Mr. Cisneros is a director of
                           Spalding Holdings Corporation, Pueblo Xtra International,
                           Inc. and Pan American Beverages, Inc. Mr. Cisneros is a
                           founding member of the international advisory board of the
                           Council on Foreign Relations, as well as a member of the
                           board of overseers of the International Center for Economic
                           Growth. He serves on the chairman's international advisory council of the Americas Society. Mr. Cisneros is a member of the international advisory board of Columbia University and a founding member of the advisory committee for the David
                           Rockefeller Center for Latin American Studies at Harvard
                           University. He is a director of the Joseph H. Lauder
                           Institute of Management and International Studies of the
                           Wharton School of the University of Pennsylvania. Mr.
                           Cisneros is the brother of Ricardo J. Cisneros.


(RICARDO J. CISNEROS)      RICARDO J. CISNEROS
                           Mr. Cisneros, 54, has been a member of our board of
                           directors since January 2000 and was elected to our board of directors by the Cisneros Group. He is vice-chairman of the
                           Cisneros Group. Since 1975, he has served as an executive
                           officer and a director of a number of the member companies of the Cisneros Group. He serves on the board of the Simon
                           Bolivar Foundation in New York. Mr. Cisneros is also a
                           director of the Fundacion Cisneros and the Fundacion
                           Cultural Venevision in Venezuela. In 1993, Mr. Cisneros,
                           with his brother Gustavo, established the Gustavo and
                           Ricardo Cisneros Fund at Rockefeller University, which
                           focuses its research on diseases prevalent in Latin America and provides for the annual appointment of the Rockefeller
                           Latin American Research Scientists.

(MILES R. GILBURNE)        MILES R. GILBURNE
                           Mr. Gilburne, 49, has been a member of our board of
                           directors since January 2000 and was elected to our board of directors by America Online. Since 2000, Mr. Gilburne has
                           been a principal in ZG Ventures LLC, a venture capital and investment company. From February 1995 through December
                           1999, Mr. Gilburne served as senior vice president,
                           corporate development of America Online. Mr. Gilburne is
                           also a director of AOL Time Warner Inc. and Pharmacyclics,
                           Inc.

(J. MICHAEL KELLY, JR.)    J. MICHAEL KELLY, JR.
                           Mr. Kelly, 46, has been a member of our board of directors since January 2000 and was elected to our board of directors by America Online. Mr. Kelly has served as executive vice
                           president and chief financial officer of AOL Time Warner
                           Inc. since January 2001. He served as senior vice president and chief financial officer of America Online from July 1998 through January 2001. Before joining America Online, he had been executive vice president of finance and planning and
                           chief financial officer of GTE Corporation, a
                           telecommunications company (now part of Verizon), since June
                           1997. Mr. Kelly was appointed GTE's senior vice president of finance in 1994.

(MICHAEL LYNTON)           MICHAEL LYNTON
                           Mr. Lynton, 40, has been a member of our board of directors since January 2000 and was elected to our board of directors by America Online. He has served as president of AOL
                           International since January 2000. From September 1996 to
                           December 1999, Mr. Lynton was chairman and chief executive officer of the Penguin Group, a publishing company owned by
                           Pearson plc. From September 1993 to June 1996, Mr. Lynton
                           served as president of Disney Publishing -- Magazines and
                           Books, and between 1987 and 1993 he served as president of
                           Hollywood Pictures for The Walt Disney Company.

(ROBERT S. O'HARA, JR.)    ROBERT S. O'HARA, JR.
                           Mr. O'Hara, 62, has been a member of our board of directors since January 2000 and was elected to our board of directors by the Cisneros Group. Since 1974, Mr. O'Hara has been a
                           member of Milbank, Tweed, Hadley & McCloy LLP, a law firm in
                           New York, N.Y.


(CRISTINA PIERETTI)        CRISTINA PIERETTI
                           Ms. Pieretti, 49, has been a member of our board of
                           directors since January 2000 and was elected to our board of directors by the Cisneros Group. From 1992 to March 1995,
                           and since February 1996, Ms. Pieretti has held a number of senior management positions with marketing and operations
                           responsibilities at companies within the Cisneros Group in the consumer goods, retail and telecommunications
                           industries. From March 1995 to February 1996, Ms. Pieretti was a partner at Booz-Allen & Hamilton, a consulting firm.
                           Ms. Pieretti has the title of vice president of operations of the Cisneros Group. Ms. Pieretti is also a director of
                           Pueblo Xtra International, Inc., a member of the Cisneros
                           Group.

(ROBERT W. PITTMAN)        ROBERT W. PITTMAN
                           Mr. Pittman, 47, has been a member of our board of directors since January 2000 and was elected to our board of directors by America Online. He has been co-chief operating officer of
                           AOL Time Warner Inc. since January 2001. Previously, he
                           served as president and chief operating officer of America
                           Online since February 1998, and as a director of America
                           Online from 1995 until his appointment as co-chief operating officer of AOL Time Warner Inc. He was president and chief executive officer of America Online Networks, a division of
                           America Online, from November 1996 until February 1998. He held the positions of managing partner and chief executive officer of Century 21 Real Estate Corp. from October 1995 to
                           October 1996. Before that time, Mr. Pittman had been
                           president and chief executive officer of Time Warner
                           Enterprises, a division of Time Warner Entertainment
                           Company, LP, between 1990 and 1995, and chairman and chief executive officer of Six Flags Entertainment Corporation
                           from December 1991 to September 1995. Mr. Pittman founded
                           MTV in 1981 and became chief executive officer of MTV
                           Networks in 1985. He is also a director of AOL Time Warner
                           Inc. and Cendant Corporation, and a member of the board of representatives of AOL Time Warner Inc.

(GERALD SOKOL, JR.)        GERALD SOKOL, JR.
                           Mr. Sokol, 38, has been a member of our board of directors since January 2000 and was elected to our board of directors by America Online. He has served as senior vice president
                           and general manager of AOL International since September
                           1999 and before that was vice president of finance of AOL
                           International since February 1999. From August 1996 to
                           January 1999, Mr. Sokol held several positions with NTN
                           Communications, Inc., most recently serving as president,
                           chief executive officer and chairman of the board of
                           directors. From July 1987 to May 1996, Mr. Sokol held
                           several positions with Tele-Communications, Inc., most
                           recently serving as vice president and treasurer. Mr. Sokol is also a director of Chinadotcom Corporation and 8848.net.

WHAT COMMITTEES HAS THE BOARD OF DIRECTORS ESTABLISHED?
WHAT FUNCTIONS DO THEY SERVE?

AUDIT COMMITTEE

     The board of directors has established an audit committee, consisting of Messrs. Luers, Jordan and O'Hara. Mr. O'Hara serves as chairperson of the audit committee. The audit committee reviews, acts on and reports to our board of directors on various auditing and accounting matters, including the engagement of our independent accountants, annual financial statements, matters relating to accounting policy and internal controls and reviews the scope of annual audits. Two of the members of the audit committee, Messrs. Jordan and Luers meet the Nasdaq Market Place test for independence. Mr. O'Hara did not qualify as an independent director because of his position as a partner in the law firm of Milbank, Tweed, Hadley and McCloy LLP, which is one of the primary legal firms used by one of our principal stockholders, the Cisneros

Group. Nevertheless, the board of directors, relying on an exemption from the independence requirements within the Nasdaq Market Place Rules, determined that Mr. O'Hara's membership on the audit committee was in the best interest of AOLA and its stockholders. The board of directors believes that Mr. O'Hara possesses unique skills and experience, and, therefore will be able to provide valuable contributions to AOLA and our audit committee. In addition, the board of directors concluded that Mr. O'Hara's position as a partner with Milbank is not a relationship that would interfere with his independence.

     A copy of the audit committee charter is attached to this proxy statement as Appendix A.

COMPENSATION COMMITTEE

     The board of directors has also established a compensation committee, consisting of Messrs. Gilburne and Mulroney. Mr. Mulroney serves as chairperson of the compensation committee. The compensation committee determines the salaries and incentive compensation of our officers and provides recommendations for the salaries and incentive compensation of our other employees and consultants. The compensation committee also administers our 2000 Stock Option Plan.

SPECIAL COMMITTEE

     The board of directors has established a special committee. The special committee consists of two members, one of whom is selected by the directors elected by America Online as the holder of our series B preferred stock and one of whom is selected by the directors elected by the Cisneros Group as the holder of our series C preferred stock. The current members of the special committee are Mr. Sokol and Ms. Pieretti.

     The special committee evaluates corporate actions such as:

     - amendments of our certificate of incorporation and restated bylaws;

     - amendments of our stockholders' agreement with America Online and the Cisneros Group;

     - mergers and acquisitions;

     - any issuance of, or change in, any of our capital stock;

     - the transfer of any of our material assets;

     - loans by us in excess of $50,000;

     - capital expenditures by us in excess of $50,000;

     - borrowings by us in excess of $50,000;

     - the declaration of any dividends on our securities;

     - the selection of nominees to be recommended by our board of directors for election by all outstanding shares of our capital stock voting together;

     - the admission of additional strategic stockholders;

     - our launch of America Online-branded TV and wireless-based online services in Latin America, as well as any agreements between us and third parties that relate to these launches;

     - the adoption and modification of business plans;

     - the appointment or dismissal of our independent auditor;

     - the establishment of any subsidiary or any material change in a subsidiary's business;

     - litigation by us that involves amounts in excess of $100,000 or that is adverse to either America Online or the Cisneros Group;

     - our establishment of, or any significant modification to, any significant investment or cash management policies;

     - our discontinuance of any material business activity;

     - our entering into any partnership, joint venture or consortium;

     - our issuance of press releases containing material non-public information;

     - our entering into agreements outside of the ordinary course of our business;

     - the approval of the final annual audited consolidated financial statements of any subsidiary;

     - our filing for bankruptcy or our decision not to prevent or oppose any involuntary filing for bankruptcy;

     - adoption of or material amendment to any employee benefit or executive compensation plan or severance payment; and

     - hiring or firing any personnel with an annual salary in excess of $100,000 or increasing their compensation above $100,000.

     All of these actions require the unanimous approval of the special committee. Many of these actions also require approval by our entire board of directors. Because of their role in choosing the members of the special committee, both America Online and the Cisneros Group effectively have the power to veto these corporate actions. If either America Online or the Cisneros Group loses its right to representation on the special committee, the special committee will be dissolved. If the special committee is dissolved, the approval of our board of directors as a whole will be required to approve any corporate actions previously evaluated by the special committee.

     The board of directors does not have a nominating committee or a committee serving a similar function. Our board of directors as a whole considers nominations for directors.

HOW MANY MEETINGS OF THE BOARD OF DIRECTORS WERE HELD LAST YEAR?

     Since August 7, 2000, the effective date of our initial public offering, through December 31, 2000, there was one meeting of the board of directors, two meetings of the compensation committee, two meetings of the audit committee and one meeting of the special committee. Each of the directors who served on our board of directors in 2000 attended at least 75% of all meetings of the board of directors and committee meetings of which he or she was a member. In addition, our board of directors also acted by unanimous written consent on five occasions.

HOW ARE OUR DIRECTORS COMPENSATED?

     The directors elected by America Online and the Cisneros Group and the director nominated by Banco Itau receive no cash compensation for services rendered in their capacity as directors. The other members of our board of directors receive a fee of $10,000 for each meeting of the board of directors they attend and a fee of $7,500 per 12-month period, beginning on August 7, 2000, for serving on a committee of our board of directors. The chairperson of each committee receives an additional fee of $2,500 per 12-month period beginning on August 7, 2000. The directors may receive additional compensation in a manner to be determined by our board of directors. All directors are reimbursed for actual reasonable costs incurred in attending our board of directors and committee meetings.

     Our directors also receive automatic stock option grants under our 2000 Stock Option Plan upon joining our board of directors. Options granted under this plan are non-qualified stock options. Each board member elected for the first time to our board is granted an option to purchase 60,000 shares of class A common stock upon the date of his or her initial election. Currently, all directors are non-employee directors. The exercise price of the options is 100% of the fair market value of the class A common stock on the date of the option grant. The options are exercisable as of the date granted, and their term is ten years. As of June 15, 2001, none of these options granted under the plan had been exercised. Under AOL Time Warner Inc.'s and America Online's conflicts of interests standards, J. Michael Kelly, Jr., Michael Lynton, Robert W. Pittman and Gerald Sokol, Jr., each a member of our board of directors as well as an employee of AOL Time Warner Inc. or

America Online, must transfer the economic benefit of their options to AOL Time Warner Inc. or America Online.

STOCK OWNERSHIP OF BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

     The following table provides information regarding the ownership of our class A common stock as of June 15, 2001 by:

     - the named executive officers listed in the summary compensation table;

     - each director and nominee for director;

     - all current directors and executive officers as a group; and

     - each stockholder known by us to own beneficially more than 5% of our class A common stock.

     "Named executive officer" refers to our chief executive officer and to our four most highly paid executive officers who earned (on an annualized basis) more than $100,000 in the six months ended December 31, 2000.

     For purposes of calculating the number and percentage of outstanding shares held by each holder named below, any shares which that holder has the right to acquire within 60 days of June 15, 2001 are considered to be outstanding, but shares which may be similarly acquired by other holders are not considered to be outstanding.

     We believe that the stockholders named in this table have the sole voting and investment power for all shares of the class A common stock shown to be beneficially owned by them based on information they have provided to us, with the following exceptions:

     - The Cisneros Group's shares are owned by Aspen Investments LLC and Atlantis Investments LLC, members of the Cisneros Group. Aspen Investments LLC is indirectly beneficially owned by a trust established by Gustavo A. Cisneros for the benefit of himself and members of his family, and Atlantis Investments LLC is indirectly beneficially owned by a trust established by Ricardo J. Cisneros for the benefit of himself and members of his family. Aspen Investments LLC and Gustavo A. Cisneros disclaim beneficial ownership of the shares of AOLA owned by Atlantis Investments LLC or Ricardo J. Cisneros. Atlantis Investments LLC and Ricardo J. Cisneros disclaim beneficial ownership of the shares of AOLA owned by Aspen Investments LLC or Gustavo A. Cisneros.

     - A total of 216,666 shares originally issued to the Cisneros Group consist of shares of series C preferred stock held by the children of Gustavo A. Cisneros. These shares are subject to a voting agreement allowing Aspen Investments LLC to vote the shares. The voting agreement terminates if the series C preferred shares are transferred by the children in the future, or if the shares are converted into shares of our class A common stock.

     - A total of 288,888 shares originally issued to the Cisneros Group consist of shares of series C preferred stock held by the children of Ricardo J. Cisneros. These shares are subject to a voting agreement allowing Atlantis Investments LLC to vote the shares. The voting agreement terminates if the series C preferred shares are transferred by the children in the future, or if the shares are converted into shares of our class A common stock.

     - America Online's shares include 240,000 shares of class A common stock issuable upon exercise of options held by employees of America Online or its parent, AOL Time Warner Inc., who are also directors of AOLA. Although these employees are the record holders of their respective options, America Online and AOL Time Warner Inc. hold or share disposition power with respect to all of the shares of the class A common stock underlying the options.

     The address for America Online is 22000 AOL Way, Dulles, Virginia 20166. The address for the stockholders affiliated with the Cisneros Group is c/o Finser Corporation, 550 Biltmore Way, Suite 900, Coral Gables, Florida 33134. The address for Banco Itau is Rua Boa Vista 176, Sao Paulo, Brazil.

                                                                       SHARES OF
                                                                  CLASS A COMMON STOCK
                                                                   BENEFICIALLY OWNED
                                                              ----------------------------
BENEFICIAL OWNER                                                NUMBER             PERCENT
----------------                                              -----------          -------
EXECUTIVE OFFICERS AND DIRECTORS
Charles M. Herington........................................      433,333(1)         0.64%
Javier Aguirre..............................................       86,500(2)         0.13%
Gustavo Benejam.............................................      100,000(3)         0.15%
John D. Gardiner............................................       69,250(4)         0.10%
Eduardo Hauser..............................................    1,079,833(5)         1.61%
Steven I. Bandel............................................      640,593(6)         0.95%
Gustavo A. Cisneros.........................................   57,730,886(7)        47.00%
Ricardo J. Cisneros.........................................   57,803,108(8)        47.00%
Miles R. Gilburne...........................................       60,000(9)         0.09%
J. Michael Kelly, Jr........................................       60,000(9)         0.09%
Michael Lynton..............................................       60,000(9)         0.09%
Robert S. O'Hara, Jr........................................       68,000(10)        0.10%
Cristina Pieretti...........................................      457,748(11)        0.68%
Robert W. Pittman...........................................       60,000(9)         0.09%
Gerald Sokol, Jr............................................       60,000(9)         0.09%
Vernon E. Jordan, Jr........................................       60,000(9)         0.09%
William H. Luers............................................       60,000(9)         0.09%
M. Brian Mulroney...........................................       60,000(9)         0.09%
Roberto Egydio Setubal......................................       60,000(9)         0.09%
All current executive officers and directors as
  a group -- 24 persons.....................................  110,101,646           64.36%
FIVE PERCENT STOCKHOLDERS
America Online, Inc.........................................  136,791,706(12)(13)   66.87%
Aspen Investments LLC.......................................   57,730,886(7)(13)    47.00%
Atlantis Investments LLC....................................   57,803,108(8)(13)    47.00%
Banco Itau S.A..............................................   35,937,840(13)(14)   53.57%

---------------

 (1) Consists of options to purchase 433,333 shares of class A common stock, which are exercisable within 60 days of June 15, 2001.
 (2) Consists of options to purchase 86,500 shares of class A common stock, which are exercisable within 60 days of June 15, 2001.
 (3) Consists of options to purchase 100,000 shares of class A common stock, which are exercisable within 60 days of June 15, 2001.
 (4) Consists of options to purchase 68,750 shares of class A common stock, which are exercisable within 60 days of June 15, 2001 and 500 shares of class A common stock.
 (5) Consists of options to purchase 61,250 shares of class A common stock, which are exercisable within 60 days of June 15, 2001 and 1,018,583 shares of class A common stock.
 (6) Consists of options to purchase 60,000 shares of class A common stock granted to each of our directors which are exercisable as of the date granted and 580,593 shares of class A common stock.
 (7) Consists of the following as of June 15, 2001: (1) 2,000,000 shares of class A common stock held by Aspen Investments LLC, (2) 48,865,869 shares of series C preferred stock beneficially owned by Aspen Investments LLC, which represent one-half of all series C preferred stock outstanding as of that date and include 216,666 shares owned by the children of Gustavo A. Cisneros as to which Aspen Investments LLC has voting power, (3) currently exercisable options to purchase 60,000 shares of class A common stock held by Gustavo A. Cisneros, (4) 4,536,678 shares of series E preferred stock, which represented all of the series E preferred stock outstanding as of that date held by Aspen Investments LLC, and (5) 2,268,339 shares of series E preferred stock that Aspen Investments LLC is obligated to purchase under the stock purchase agreement at a closing on August 1, 2001. Shares of series C preferred stock and series E preferred stock are convertible into AOLA's class C common stock at any time, on a one-share-for-one share basis, and the class C common stock is convertible into class A common stock at any time, on a one-share-for-one share basis. Adding all these shares, as of June 15, 2001, Gustavo A. Cisneros, either directly or through Aspen Investments LLC, beneficially owned a total of 57,730,886 shares of class A common stock.
 (8) Consists of the following as of June 15, 2001: (1) 2,000,000 shares of class A common stock held by Atlantis Investments LLC, (2) 48,938,091 shares of series C preferred stock beneficially owned by Atlantis Investments LLC, which represent one-half of all series C preferred stock outstanding as of that date and include 288,888 shares owned by the children of Ricardo J. Cisneros as to which Atlantis has voting power, (3) currently exercisable options to purchase 60,000 shares of class A common stock held by Ricardo J. Cisneros, (4) 4,536,678 shares of series E preferred stock held by Atlantis Investments LLC, which represented all of the series E preferred stock outstanding as of that date, and (5) 2,268,339 shares of series E preferred stock that Atlantis Investments LLC is obligated to purchase under the stock purchase agreement at a closing on August 1, 2001. Shares of series C preferred stock and series E preferred stock are convertible into AOLA's class C common stock at any time, on a one-share-for-one share basis, and class C common stock is convertible into class A common stock at any time, on a one-share-for-one share basis. Adding all these shares, as of June 15, 2001, Ricardo J. Cisneros, either directly or through Atlantis Investments LLC, beneficially owned a total of 57, 803,108 shares of class A common stock.
 (9) Consists of options to purchase 60,000 shares of class A common stock which are exercisable as of the date granted. Under AOL Time Warner Inc.'s and America Online's conflicts of interests standards, J. Michael Kelly, Jr., Michael Lynton, Robert W. Pittman and Gerald Sokol, Jr., each a member of our board of directors as well as an employee of AOL Time Warner Inc. or America Online, must transfer the economic benefit of their options to AOL Time Warner Inc. or America Online.
(10) Consists of options to purchase 60,000 shares of class A common stock granted to each of our directors which are exercisable as of the date granted and 8,000 shares of class A common stock.
(11) Consists of options to purchase 60,000 shares of class A common stock granted to each of our directors which are exercisable as of the date granted, and 397,248 shares of class A common stock. Also includes 500 shares of class A common stock, held in accounts for which Ms. Pieretti's husband is a cosignatory. Ms. Pieretti disclaims beneficial ownership of these 500 shares.
(12) Consists of the following as of June 15, 2001: (1) 4,000,000 shares of class A common stock, (2) 101,858,334 shares of series B preferred stock, representing all of the series B preferred stock outstanding as of such date, (3) currently exercisable options to purchase 240,000 shares of class A common stock held by Messrs. Kelly, Lynton, Pittman and Sokol, (4) 9,434,748 shares of series D preferred stock, representing all of the series D preferred stock outstanding as of such date, (5) 4,717,374 shares of series D preferred stock that America Online is obligated to purchase under the terms of the stock purchase agreement at a closing on August 1, 2001, and (6) 16,541,250 shares of class A common stock issuable pursuant to a warrant held by America Online. Shares of series B preferred stock and series D preferred stock are convertible into AOLA's class B common stock at any time, on a one-share-for-one share basis, and such class B common stock is convertible into class A common stock at any time, on a one-share-for-one share basis. Adding all these shares, as of June 15, 2001, America Online beneficially owned a total of 136,791,706 shares of class A common stock. AOL Time Warner Inc., the parent of America Online, may be deemed jointly to beneficially own all these shares.
(13) Under Rule 13d-5(b)(1) promulgated under the Exchange Act, to the extent a "group" is deemed to exist by virtue of the stockholders' agreement, the voting agreement, and the America Online-Cisneros Group registration rights agreement, America Online and AOL Time Warner Inc. may be deemed to have beneficial ownership, under Sections 13(d) and 13(g) of the Exchange Act, of all of the equity securities of AOLA beneficially owned by entities within the Cisneros Group and each of Gustavo A. Cisneros and Ricardo J. Cisneros, and vice versa. Under Rule 13d-5(b)(1) promulgated under the Exchange Act, to the extent a "group" is deemed to exist by virtue of the Banco Itau registration rights agreement, America Online and AOL Time Warner on the one hand, and the entities within the Cisneros Group and Gustavo A. Cisneros and Ricardo J. Cisneros, on the other hand, may be deemed to have beneficial ownership, for purposes of Sections 13(d) and 13(g) of the Exchange Act, of all of the equity securities of AOLA beneficially owned by Banco Itau, and vice versa. Each of (1) America Online and AOL Time Warner Inc., (2) the members of the Cisneros Group and Gustavo A. Cisneros and Ricardo J. Cisneros, and (3) Banco Itau, respectively, disclaims beneficial ownership of any AOLA securities directly or indirectly beneficially owned by the other.
(14) Consists of class A common stock.

WHO ARE OUR EXECUTIVE OFFICERS?

     Charles M. Herington. Mr. Herington, 41, has served as our president and chief executive officer since February 1999. Before joining AOLA, Mr. Herington served as president of Revlon America Latina from January 1998 to February 1999. From 1990 through 1997, Mr. Herington held a variety of senior management positions with PepsiCo Restaurants International, including regional vice president of KFC, Pizza Hut and Taco Bell for South America, Central America, and the Caribbean from September 1995 to September 1997, regional vice president of KFC for Latin America from February 1994 to September 1995, general manager of KFC Puerto Rico from February 1992 to February 1994, general manager of franchise markets for KFC Latin America from February 1991 to February 1992 and marketing director for KFC for Latin America from May 1990 to February 1991. Between 1981 and 1990, Mr. Herington served in various managerial positions at Procter & Gamble.

     Javier Aguirre. Mr. Aguirre, 42, is our chief financial officer, a position he has held since June 1999. From September 1998 to June 1999, Mr. Aguirre was the finance director for Wal-Mart Argentina. Before joining Wal-Mart Argentina, Mr. Aguirre was senior director of Finance and administration of PepsiCo Restaurants International in Sao Paulo, from May 1996 to August 1998. From May 1994 to April 1996, Mr. Aguirre was the director of finance and planning of PepsiCo Restaurants International in Mexico City. Between 1979 and 1994, Mr. Aguirre held several managerial positions at Ford Motor Company in Michigan and in Mexico City.

     Gustavo Benejam. Mr. Benejam, 45, has served as our chief operating officer since April 2000. From October 1996 to March 2000, Mr. Benejam was vice president of Frito Lay International for the Caribbean, Andean and South Cone regions. From May 1995 to October 1996, Mr. Benejam was president of the Latin American division of Pepsi Cola International.

     David A. Bruscino. Mr. Bruscino, 38, has been our vice president, general counsel and secretary since May 2000. From September 1988 to April 2000, Mr. Bruscino was an attorney with the law firm of Baker & Hostetler LLP in Cleveland, Ohio, and was a partner of that firm beginning in 1996.

     Guy Garcia. Mr. Garcia, 46, has served as our vice president of content strategy since August 1999. From March 1998 to July 1999, he was director of programming in the Interactive Properties Group of America Online. From November 1997 to February 1998, Mr. Garcia served as executive producer for Digital City Inc. During this time, he also served as the founding editor for Digital City New York. In February 1995, Mr. Garcia co-founded the Total New York website and served as the site's editor and site director until October 1997, when it was acquired by Digital City. From February 1994 to February 1995, Mr. Garcia was a freelance writer contributing to various magazines.

     John D. Gardiner. Mr. Gardiner, 36, has served as our vice president of business affairs since March 1999. From March 1999 to May 2000, Mr. Gardiner served as our general counsel. From May 1995 to March 1999, Mr. Gardiner was employed in the legal department of America Online, most recently holding the position of Assistant General Counsel. From January 1993 to May 1995, Mr. Gardiner was an associate with the law firm of Shaw, Pittman, Potts and Trowbridge in Washington, D.C.

     Paul D. Freudenthaler. Mr. Freudenthaler, 36, has been our controller since September 2000. From February 1999 until September 2000, Mr. Freudenthaler worked as senior vice president of finance and treasurer at Telscape International, a telecommunications company. From May 1994 until February 1999, Mr. Freudenthaler served as director of international business development at Washington Mutual, Inc. and Irwin Financial Corporation.

     Travis Good. Mr. Good, 41, has been our vice president of technology and operations since March 1999. From May 1995 to February 1999, he held a variety of management positions at America Online, including general manager for America Online's Global Network Navigator and director of product marketing for America Online Client Software. From January 1995 to May 1995 he was director of Internet services for Cable & Wireless. From March 1994 to January 1995, Mr. Good served as general manager of GE Information Services' distributorship in Mexico. From December 1987 to March 1994, he served in a variety of positions at General Electric Corporation.

     Eduardo Hauser. Mr. Hauser, 32, has been our vice president of AOL Services since January 2001. From March 1999 to January 2001, Mr. Hauser served as our vice president of corporate development. Before joining AOLA, Mr. Hauser was employed from September 1988 to March 1999 by different companies in the Cisneros Group, serving in a variety of positions, including vice president, news, of Venevision from September 1997 to March 1999, and as managing director of Highgate Properties, a member of the Cisneros Group, from September 1993 to September 1997.

     Eric G. Hoyt. Mr. Hoyt, 38, has been our vice president of acquisition marketing since November 2000. From November 1988 until November 2000, Mr. Hoyt was employed by Impiric Miami (formerly Wunderman Cato Johnson Latin America), serving in a variety of positions, including president, from October 1999 to November 2000.

     Lawrence A. Pepping. Mr. Pepping, 35, has been our vice president of marketing since August 2000. From July 1998 to August 2000, Mr. Pepping was director of marketing for Procter & Gamble, Baby Care Products, Latin America. From September 1996 to July 1998, he was director of marketing for Procter & Gamble, Paper Products, Argentina, Paraguay and Uruguay. From July 1988 to August 1996, Mr. Pepping held a variety of management positions at Procter & Gamble Mexico.

HOW ARE OUR NAMED EXECUTIVE OFFICERS PAID?

     The following table presents the total compensation paid or accrued to our chief executive officer and our other named executive officers during our six months ended December 31, 2000 (the "Stub" period) and for our fiscal years ended June 30, 2000 and June 30, 1999. Effective January 11, 2001, we changed our fiscal year end from June 30 to December 31.

                           SUMMARY COMPENSATION TABLE

                                                                                                        LONG-TERM
                                                                                                      COMPENSATION
                                                                ANNUAL COMPENSATION                  ---------------
                                                   ----------------------------------------------      SECURITIES
                                                                                     OTHER ANNUAL      UNDERLYING
NAME AND PRINCIPAL POSITION                        YEAR       SALARY      BONUS      COMPENSATION    OPTIONS AWARDED
---------------------------                        ----      --------    --------    ------------    ---------------
Charles M. Herington(1)..........................  Stub(2)   $175,450    $465,722      $30,000          1,300,000
President and Chief Executive                      2000       354,124     200,000       43,500
Officer                                            1999       145,833     200,000       33,463

Javier Aguirre(3)................................  Stub        77,531      52,970       55,431            346,000
Chief Financial Officer                            2000       150,671          --           --

Gustavo Benejam(4)...............................  Stub       135,064      33,904           --            400,000
Chief Operating Officer                            2000        68,750     125,000           --

John D. Gardiner.................................  Stub        78,465      54,931           --            275,000
Vice President, Business Affairs                   2000       156,945          --           --

Eduardo Hauser(5)................................  Stub        77,881      53,704       36,216            245,000
Vice President, AOL Services                       2000       153,440      36,250           --

---------------

(1) Mr. Herington began his employment with us in February 1999. Other annual compensation includes Mr. Herington's automobile allowance, reimbursement of relocation expenses and payment of membership fees for membership in a country club.
(2) Stub refers to the period from July 1, 2000 through December 31, 2000.

(3) Other annual compensation includes reimbursement of relocation expenses.
(4) Mr. Benejam began his employment with us in April 2000.
(5) Other annual compensation includes reimbursement of relocation expenses.

OPTION GRANTS IN THE SIX MONTHS ENDED 2000 TO NAMED EXECUTIVE OFFICERS

     The following table sets forth information with respect to employee options to purchase shares of class A common stock awarded during the six-months ended December 31, 2000 to the named executive officers. There were no employee options to purchase shares of class A common stock awarded during the six-months ended June 30, 2000 to the named executive officers.

                                                                                                  POTENTIAL REALIZABLE
                                                                                                          VALUE
                                                                                                       AT ASSUMED
                                                    INDIVIDUAL GRANTS                                  ANNUAL RATE
                            -----------------------------------------------------------------        OF STOCK PRICE
                                NUMBER OF         PERCENT OF TOTAL                                  APPRECIATION FOR
                                SECURITIES        OPTIONS GRANTED     EXERCISE                       OPTION TERM(2)
                                UNDERLYING          TO EMPLOYEES        PRICE      EXPIRATION    -----------------------
NAME                        OPTIONS GRANTED(1)        IN 2000         ($/SHARE)       DATE          5%           10%
----                        ------------------    ----------------    ---------    ----------    ---------    ----------
Charles M. Herington......      1,300,000               11.9%           $8.00        8/7/10      6,540,504    16,574,922
Javier Aguirre............        346,000                3.2%           $8.00        8/7/10      1,740,780     4,411,479
Gustavo Benejam...........        400,000                3.7%           $8.00        8/7/10      2,012,463     5,099,976
John Gardiner.............        275,000                2.5%           $8.00        8/7/10      1,383,568     3,506,233
Eduardo Hauser............        245,000                2.2%           $8.00        8/7/10      1,232,633     3,123,735

---------------

(1) Options are non-qualified stock options and generally terminate 90 days following termination of the executive officer's employment with AOLA or the expiration date, whichever occurs earlier. The exercise price of each option was equal to the fair market value per share of the class A common stock on the grant date. All options vest over a four-year period at the rate of 25% per year with the first vesting date occurring on January 1, 2001, with the exception of Mr. Herington's options, which vest over a three-year period at the rate of 33.3% per year with the first vesting date occurring on January 1, 2001.
(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date of the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of stock options will depend on the future performance of the class A common stock, the option holder's continued employment throughout the option period, and the date on which the options are exercised.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table summarizes for each of the named executive officers unexercised options held at December 31, 2000. None of the named executive officers held any stock appreciation rights or exercised any stock options or stock appreciation rights during 2000. The value of unexercised in-the-money options at year end is the difference between the exercise price and the fair market value of the underlying stock on December 29, 2000, the last business day of the twelve month period ended December 31, 2000. The closing price of our class A common stock on the Nasdaq National Market on that date was $2.688.

                                                                 NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                            NUMBER OF                           UNDERLYING UNEXERCISED               IN-THE-MONEY
                              SHARES                             OPTIONS AT 12/31/00            OPTIONS AT 12/31/00(1)
                             ACQUIRED      VALUE REALIZED    ----------------------------    ----------------------------
NAME                       OR EXERCISED    UPON EXERCISE     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                       ------------    --------------    -----------    -------------    -----------    -------------
Charles M. Herington             0                0                0          1,300,000         $  0            $  0
Javier Aguirre                   0                0                0            346,000         $  0            $  0
Gustavo Benejam                  0                0                0            400,000         $  0            $  0
John Gardiner                    0                0                0            275,000         $  0            $  0
Eduardo Hauser                   0                0                0            245,000         $  0            $  0

---------------

(1) Actual gains, if any, on exercise will depend on the value of the class A common stock on the date of sale of any shares acquired upon exercise of the option. The named executive officers do not hold any options, exercisable or unexercisable, at exercise prices below the fair market value of the class A common stock on December 29, 2000 as reported by the Nasdaq Stock Market. Such options are not "in the money" and their value is therefore, zero.

CONTRACTS WITH NAMED EXECUTIVE OFFICERS

     Charles M. Herington. Mr. Herington serves as our president and chief executive officer. From January 2000 through September 2000, his annual base salary was $358,247. Mr. Herington's annual base salary from September through December 2000 was $376,160. Currently, Mr. Herington's annual base salary is $376,160. Mr. Herington received a bonus of $200,000 on February 26, 2000, the first anniversary of his employment with us. Mr. Herington is eligible to receive an annual bonus of up to 130% of his base salary, in the discretion of our board of directors based on his performance. In September 2000, Mr. Herington received a $465,722 bonus. On August 7, 2000, Mr. Herington also received an option to purchase 1,300,000 shares of our class A common stock at $8.00 per share, the initial public offering price. As of January 1, 2001, Mr. Herington can purchase up to one-third of the shares under this option. Mr. Herington may purchase an additional one-third of the shares under the option on January 1, 2002 and January 1, 2003. The board of directors, in its discretion, may grant other stock options to Mr. Herington based upon his performance. Mr. Herington also holds options to purchase America Online common stock.

     If we terminate Mr. Herington during the first two years of his employment with us, for any reason other than:

     - his willful and material violation of AOLA's company policy, which is not cured within 30 days after he has received written notice from our board of directors;

     - his failure to comply with the lawful direction of our board of directors;

     - his commission of a material act of dishonesty or fraud; or

     - his conviction or plea of no contest to a felony, he is entitled to receive his salary for 36 months following termination as well as a portion of his annual bonus. If this termination occurs after the first two years of his employment with us, he is entitled to receive his salary for 24 months following termination, as well as a portion of his annual bonus. Options granted to Mr. Herington before his termination will continue to vest during the applicable severance payment period.

     Javier Aguirre. Mr. Aguirre serves as our chief financial officer. His annual base salary from January 2000 until September 2000 was $151,000. From September 2000 until the end of our 2000 fiscal period, Mr. Aguirre's base salary was $170,000. Mr. Aguirre is eligible to receive an annual bonus of up to 35% of his base salary, based on his performance and on the achievement of specified performance objectives. He received a bonus of $52,970 in our 2000 fiscal year. He is also eligible to receive options to purchase our class A common stock.

     Gustavo Benejam. Mr. Benejam serves as our chief operating officer. His annual base salary from January 2000 until September 2000 was $275,000. His annual base salary from September 2000 through December 2000 was $290,000. On the first anniversary of his employment, Mr. Benejam received a bonus payment of $125,000. Mr. Benejam is also eligible to receive an annual bonus of up to 50% of his annual base salary based on performance objectives. Mr. Benejam received a bonus of $33,904 for our 2000 fiscal year. If we terminate Mr. Benejam's employment, he is entitled to receive his salary for 12 months following termination as well as a portion of his annual bonus. He is also eligible to receive options to purchase our class A common stock.

     John D. Gardiner. Mr. Gardiner serves as our vice president of business affairs. From January 2000 until September 2000, he received an annual base salary of $157,000. From September 2000 through December 2000, Mr. Gardiner received an annual base salary of $170,000. Mr. Gardiner is also eligible to receive an annual bonus of up to 35% of his base salary, based on his performance and on the achievement of specified performance objectives. His bonus for our 2000 fiscal year was $54,931. He is also eligible to receive options to purchase our class A common stock. Mr. Gardiner holds options to purchase America Online common stock.

     Eduardo Hauser. Mr. Hauser serves as our vice president of AOL services. From January 2000 until September 2000, his annual base salary was $153,000. From September 2000 through December 2000, his annual base salary was $170,000. On March 22, 2000, the one-month anniversary of his employment, Mr. Hauser received a bonus of $36,250, and on the first anniversary of his employment he received an additional $36,250. Mr. Hauser is eligible to receive an annual bonus of up to 35% of his base salary, based on his performance and on the achievement of specified performance objectives. His bonus for our 2000 fiscal year was $53,704. He is also eligible to receive options to purchase our class A common stock.

REPORT OF THE COMPENSATION COMMITTEE

     The Securities and Exchange Commission requires that public companies disclose the procedures and mechanisms that are used to establish officer compensation. This report explains the criteria that the compensation committee used to determine the compensation of our executive officers in 2000.

     AOLA has established a compensation committee of the board of directors, consisting of Messrs. Gilburne and Mulroney, both non-employee directors. Neither member of the compensation committee has been an officer or employee of AOLA. None of AOLA's executive officers serves as a member of AOLA's board of directors or the compensation committee of any entity that has one or more executive officers serving as a member of AOLA's board of directors or compensation committee.

     The compensation committee is responsible for establishing and implementing policies and programs to compensate AOLA's executives and provides recommendations for the salaries and incentive compensation of AOLA's other employees and consultants. The committee met two times in 2000 to review and recommend compensation levels and certain stock grants for all executive officers of AOLA for 2000. The committee submits its recommendations regarding executive officer compensation and stock grants to AOLA's entire board of directors for approval. AOLA's board of directors adopted the committee's recommendations without modification. The compensation committee also administers AOLA's 2000 Stock Option Plan.

     The primary objective of AOLA's executive compensation program is to attract, retain and reward executive officers and other employees who contribute to the long-term success of AOLA and to motivate those individuals to enhance long-term stockholder value. The compensation committee accomplishes this by:

     - Establishing salaries competitive with those of leading technology companies with which AOLA competes for talent.

     - Maintaining incentive opportunities designed to motivate and reward achievement of AOLA's and each individual's goals.

These incentive opportunities consist of cash bonuses and stock options and are designed to bring the total compensation for key employees to competitive levels within the industry and to ensure that these individuals are motivated over the long term and respond to challenges and opportunities as owners and not just as employees.

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     The base salary for all employees, including executive officers, is based upon a review of an employee's salary level against the compensation of employees in similar positions in other companies, as demonstrated by a survey of the employee compensation of companies of comparable size to AOLA and in the same geographical region. Base salaries for employees holding the position of director or above are targeted at the 50% percentile for comparable positions in the other companies

     A portion of the cash compensation is paid to AOLA's executive officers and other senior management personnel in the form of an annual bonus. Bonus payments for 2000 ranged from 35% to 130% of an executive officer's base salary based on performance and on the achievement of specified performance objectives, including business and personal objectives. All of AOLA's executive officers received a cash bonus for 2000. Based on its review of the degrees of attainment of company and personal goals, the compensation committee recommended and AOLA's board of directors approved individual stock option grants pursuant to AOLA's 2000 Stock Option Plan ranging from approximately 200,000 to 1,300,000 shares of class A common stock during 2000.

     One of the primary components of AOLA's long-term incentive program is its stock option grants. Through stock option grants that are based on performance, executives receive significant equity incentives to build long-term stockholder value. Stock option grants are also used to retain these officers in light of the increasing demands placed on them due to AOLA's growth. The grants typically vest over a four-year period and are set at the fair market value of AOLA's class A common stock on the date of the grant.

     Mr. Herington, AOLA's Chief Executive Officer, joined AOLA in February 1999. His salary, potential bonus and stock option grants have been determined on the basis of negotiations between AOLA's board of directors and Mr. Herington, while taking into account his experience, competitive salary information and market conditions at the time. In 2000, AOLA entered into an amended employment agreement with Mr. Herington. Based on the same criteria described above for all executive officers of AOLA, the compensation committee recommended an increase of 5% in Mr. Herington's base salary for 2000 over his 1999 base salary. Also in accordance with AOLA's bonus program outlined above, Mr. Herington was additionally eligible for a targeted bonus of up to 130% of his 2000 base salary. The compensation committee, after taking into account the extent to which AOLA achieved its goals in 2000, set Mr. Herington's cash bonus at $465,722. At the time of our initial public offering, AOLA's board of directors approved the grant of options to purchase 1,300,000 shares of AOLA's class A common stock to Mr. Herington under the 2000 Stock Option Plan, at the fair market value of AOLA's common stock on the grant date in recognition of AOLA's and Mr. Herington's other achievements during 2000. The shares vest over three years from the grant date at the rate of one-third of the shares subject to the option each year following the grant date.

     The compensation committee has reviewed AOLA's compensation structure in light of Section 162(m) of the Internal Revenue Code, which limits the amount of compensation that AOLA may deduct in determining its taxable income for any year to $1,000,000 for any of its five most highly compensated executive officers. In 2000, no executive officer's compensation exceeded the limitation set by Section 162(m).

Compensation Committee Report
M. Brian Mulroney, Chairman
Miles R. Gilburne

REPORT OF THE AUDIT COMMITTEE

     In accordance with its written charter, which was approved in its current form by the board of directors on August 7, 2000, the audit committee assists the board of directors in overseeing the quality and integrity of the accounting, auditing, and financial reporting practices of AOLA. A copy of the audit committee's charter is included as Appendix A to this proxy statement.

     The audit committee consists of three members, Messrs. O'Hara, Jordan and Luers. Two of the members, Messrs. Jordan and Luers, meet the Nasdaq Market Place test for independence. Mr. O'Hara, did not qualify as an independent director because of his position as a partner in the law firm of Milbank, Tweed,

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Hadley and McCloy LLP, which is one of the primary legal firms used by our principal stockholder, the Cisneros Group. Nevertheless, the board of directors, relying on an exemption from the independence requirements within the Nasdaq Market Place Rules, determined that Mr. O'Hara's membership on the audit committee was in the best interest of AOLA and its stockholders. The board of directors believes that Mr. O'Hara possesses unique skills and experience and therefore will be able to provide valuable contributions to AOLA and the audit committee. In addition, the board of directors concluded that Mr. O'Hara's position as a partner with Milbank is not a relationship that would interfere with his independence.

     In performing its oversight function, the audit committee reviewed and discussed the audited consolidated financial statements of AOLA as of and for the six months ended December 31, 2000 with members of management and Ernst & Young LLP, AOLA's independent accountants. The audit committee also discussed with Ernst & Young all matters required by generally accepted auditing standards, including those described in Statement of Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditor's examination of the financial statements.

     The audit committee obtained from Ernst & Young a formal written statement describing all relationships between Ernst & Young and AOLA that might bear on Ernst & Young's independence consistent with Independence Standards board Standard No. 1, "Independence Discussions with Audit Committees." The audit committee discussed with Ernst & Young any relationships that may have an impact on their objectivity and independence and satisfied itself as to Ernst & Young's independence.

     Based on the above-mentioned review and discussions with management and Ernst & Young, the audit committee recommended to the board of directors that AOLA's audited consolidated financial statements be included in our Transition Report on Form 10-K for the six months ended December 31, 2000, for filing with the Securities and Exchange Commission.

Robert S. O'Hara, Jr., Chairman
Vernon E. Jordan, Jr.

William E. Luers


RELATIONSHIPS AND TRANSACTIONS YOU SHOULD KNOW ABOUT

2001 FINANCING

     Stock Purchase Agreement with America Online, the Cisneros Group and Banco Itau. On March 30, 2001, AOLA, America Online, the Cisneros Group and Banco Itau entered into a stock purchase agreement, under which America Online has purchased 9,434,748 shares of series D preferred stock, the Cisneros Group has purchased 9,073,356 shares of series E preferred stock, and Banco Itau has purchased 4,237,840 additional shares of class A common stock, each at a price of $4.6875 per share. Under the terms of the stock purchase agreement, America Online has agreed to purchase an additional 4,717,374 shares of series D preferred stock, and the Cisneros Group has agreed to purchase an additional 4,536,678 shares of series E preferred stock. Such purchases will occur at a closing that will take place on August 1, 2001. If each proposal to amend our certificate of incorporation is approved by the stockholders, (i) America Online and the Cisneros Group will not purchase additional shares of series D and E preferred stock (instead, America Online will purchase series B preferred stock and the Cisneros Group will purchase series C preferred stock) and (ii) the series D and series E preferred stock issued to date will be automatically converted into series B and series C preferred stock, respectively.

     In the event that America Online defaults in the timely payment of the full amount owed to AOLA with respect to any shares to be purchased by America Online under the stock purchase agreement, the Cisneros Group will have the right to cure the payment default by paying all or a portion of the amount of the default and receiving a number of shares equal to the amount of the default payment made by the Cisneros Group divided by $4.6875. In addition, the Cisneros Group would then have the right to purchase from America Online such aggregate number of shares of series B preferred stock, series D preferred stock or class B common stock, as the Cisneros Group selects, up to an amount equal to the number of shares purchased from AOLA under the share purchase described in the preceding sentence, at a purchase price equal to $3.75.

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America Online has the right to cure similar defaults by the Cisneros Group and to purchase shares from AOLA at $4.6875 per share upon any default by the Cisneros Group, as well as the right to purchase up to an equal aggregate amount of shares of series C preferred stock, series E preferred stock or class C common stock from the Cisneros Group in the event of such a default, at a purchase price of $3.75.

     Voting Agreement with America Online and the Cisneros Group. In connection with the stock purchase agreement, we entered into a voting agreement with America Online and the Cisneros Group, dated as of March 30, 2001, pursuant to which America Online and the Cisneros Group agreed to vote all the shares of AOLA's capital stock owned by them in favor of proposals 3(A)-3(H). Under the voting agreement, America Online and the Cisneros Group also agreed to vote in favor of any additional actions necessary to permit the automatic conversion of the shares of the series D and E preferred stock purchased by America Online and the Cisneros Group into shares of series B and C preferred stock, and to authorize the shares issued in the conversion (and any shares of capital stock issuable upon conversion of those shares) to be authorized for quotation or listing on the Nasdaq Stock Market.

THE REORGANIZATION

     Before August 7, 2000, the business of AOLA was conducted by affiliates of AOL Latin America, S.L. AOL Latin America, S.L. is a limited liability company organized in Spain in December 1998. AOL Latin America, S.L. was formed by America Online and the Cisneros Group as a joint venture in which:

     - America Online contributed royalty-free license rights in exchange for its ownership interest. America Online's contribution of these rights was recorded at America Online's historical cost basis, which was zero; and

     - the Cisneros Group contributed an aggregate amount of approximately $100.1 million in exchange for its ownership interest. The Cisneros Group sold at cost approximately 1.96% of its interest to Eduardo Hauser, Cristina Pieretti and Steven Bandel. Mr. Hauser is a named executive officer of AOLA, and Ms. Pieretti and Mr. Bandel are members of our board of directors.

     On August 7, 2000, AOLA became the holding company of, and indirectly acquired all of, AOL Latin America, S.L. and its affiliates through a corporate reorganization. Under the corporate reorganization:

     - America Online exchanged its ownership interests in one of the two holding companies that owned AOL Latin America, S.L. and its affiliates for 101,858,334 shares of our series B preferred stock;

     - The Cisneros Group exchanged its ownership interest in one of the two holding companies that owned AOL Latin America, S.L. and its affiliates for 99,861,910 shares of our series C preferred stock;

     - Eduardo Hauser, Cristina Pieretti and Steven Bandel exchanged their ownership interests in one of the two holding companies that owned AOL Latin America S.L. for 1,996,424 shares of our series C preferred stock (their shares of series C preferred stock immediately converted into shares of class A common stock); and

     - America Online received a warrant to purchase 16,541,250 shares in any combination of our series B preferred, class A common or class B common stock.

     Under the corporate reorganization, America Online and the Cisneros Group agreed to indemnify us and our affiliates, but not each other, for taxes attributable to their ownership interests in the holding companies that owned AOL Latin America, S.L., as well as other liabilities attributable to these holding companies, arising before the reorganization.

STOCKHOLDERS' AGREEMENT, AS AMENDED, WITH AMERICA ONLINE AND THE CISNEROS GROUP

     On August 7, 2000 we entered into a stockholders' agreement with America Online and the Cisneros Group, which contains various provisions that affect the way in which we operate our business and govern many important aspects of the relationships among America Online, the Cisneros Group and us. On

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March 30, 2001, this agreement was amended in connection with the additional equity investment by our principal stockholders, America Online, the Cisneros Group and Banco Itau.

     Voting Agreement. America Online and the Cisneros Group have agreed to vote all of their shares of capital stock, which collectively represent approximately 97.2% of the voting power of our outstanding capital stock, to elect the four directors nominated by our special committee for election by the holders of all shares of our outstanding capital stock, voting together. Under the registration rights and stockholders agreement, as amended, with Banco Itau, America Online and the Cisneros Group have agreed to vote their shares of class A common stock in favor of an individual nominated by Banco Itau to serve as one of these four directors.

     Non-Compete. America Online, the Cisneros Group and any entity in which either of them owns a 35% or greater interest may not acquire more than a 35% interest in a competitor of AOLA. The Cisneros Group may, however, own up to a 50% interest in RSL Communications Latin America, Ltd. ("RSL-LA") or DIRECTV Latin America LLC, regardless of whether these companies are providing competitive online services. Any entity that provides PC-based online services in Latin America to a substantial consumer base is considered a competitor of AOLA. After the later of December 15, 2003 or the date on which either America Online or the Cisneros Group owns less than 20% of our outstanding capital stock, these restrictions will no longer apply to America Online, the Cisneros Group and their affiliates.

     Until the later of August 7, 2005 or the date on which either America Online or the Cisneros Group owns less than 20% of our outstanding capital stock:

     - neither the Cisneros Group, nor any entity in which it owns at least a 35% interest, may acquire more than a 35% interest in a competitor that provides TV- or wireless-based online services in Latin America. However, the Cisneros Group may own up to a 50% interest in RSL-LA or DIRECTV Latin America LLC, regardless of whether these companies are providing competitive online services; and

     - America Online may not offer in Latin America any America Online-branded TV-based online services or any America Online-branded wireless-based online services that it develops for commercial launch prior to August 7, 2004.

     The 20% threshold described above will be lowered in some instances, including:

     - if an additional principal stockholder is admitted as a stockholder of AOLA;

     - if we issue more shares of our capital stock; or

     - if America Online exercises the warrant it holds.

     If either America Online or the Cisneros Group breaches these non-compete provisions, then:

     - if the Cisneros Group is the breaching party, we will have the option to purchase all of the capital stock held by the Cisneros Group at its fair market value, less any damages resulting from the breach, in cash or by delivery of a promissory note, payable over a three-year term, or if we do not exercise this option, America Online will have the option to purchase the shares from the Cisneros Group at their fair market value, less any damages resulting from the breach, in cash or in freely tradable shares of America Online common stock in installments over a three-year period, and

     - if America Online is the breaching party where PC-based online services are involved, the Cisneros Group will have the option to require America Online to purchase the Cisneros Group's shares at their fair market value, plus any damage resulting from the breach, in cash or in freely tradable shares of America Online common stock, in installments over a three-year period.

     Banco Itau has the right to enforce these non-compete provisions as long as it owns at least 6% of our outstanding shares of capital stock calculated on a fully diluted basis and can only enforce the non-compete so long America Online or the Cisneros Group own at least 20% of our outstanding capital stock.

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     Restrictions on Transfer.  Neither America Online nor the Cisneros Group
may transfer their shares of capital stock except:

     - to their wholly-owned affiliates or to each other;

     - through the sale of their businesses;

     - through the admission of another principal stockholder as described in the admission of additional principal stockholder paragraph, below;

     - up to 20% of their shares may be transferred to their employees or to the employees of their wholly owned affiliates and, in the case of the Cisneros Group, to designated Cisneros family members; provided that the transferred shares are class A common stock or America Online or the Cisneros Group retain the voting rights to those shares;

     - shares of class A common stock purchased in our initial public offering or that are issuable upon conversion of shares of B stock or C stock can be sold in a registered offering or under Rule 144 of the Securities Act of 1933, as amended; and

     - to another party, other than to a competitor, provided that they first offer their shares on the same terms to the other stockholder.

     Any transfer of capital stock, other than the transfer of shares of class A common stock, will subject the person acquiring the shares to the provisions of the stockholders' agreement.

     Admission of Additional Principal Stockholders. America Online and the Cisneros Group may admit one or more additional principal stockholders of AOLA. Any additional stockholder would either receive new shares of our capital stock or would acquire shares owned by America Online or the Cisneros Group. If the new stockholder is a strategic stockholder, the Cisneros Group's ownership interest in AOLA will be reduced at a disproportionately greater rate than America Online's ownership interest in AOLA. To achieve the reduction, for example, either America Online or we would purchase shares held by the Cisneros Group at their fair market value.

     Standstill Provisions. Until December 15, 2003, neither America Online nor the Cisneros Group may acquire any additional shares of our capital stock except:

     - shares of class A common stock in an amount equal to 5% of the sum of our outstanding shares of class A common stock on March 30, 2001;

     - shares issuable to America Online upon the exercise of the warrant it holds;

     - shares of capital stock that we issue to them as payment for an asset or right sold to us;

     - shares of capital stock acquired in a tender or exchange offer for all of our securities;

     - as approved by our board of directors; and

     - shares issued to them by Banco Itau pursuant to their exercise of a right of first refusal.

     Funding Commitments. From December 15, 1998 through April 2000, we received $100.1 million in cash from the Cisneros Group, which fulfilled its initial capital contribution commitment. America Online and the Cisneros Group each contributed $32.5 million to us from April 2000 to July 2000, and each contributed an additional $17.5 million in December 2000.

     Commitments made by the Cisneros Group. The Cisneros Group has agreed to provide us, under certain terms and conditions, with advertising, promotional and online content services. From the beginning of our operations through December 31, 2000, we incurred $891,000 for services, including personnel services and travel costs, provided by the Cisneros Group. Some of these services were provided and will be provided in the future at varying charges depending upon the type of service.

     Indemnification provision. The stockholders' agreement contains provisions requiring us to indemnify America Online and the Cisneros Group for liabilities imposed upon them for breach of fiduciary duty based
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upon their appropriation of our business opportunities. These provisions, along with provisions in our license and services agreements requiring us to indemnify America Online, are substantially similar to those contained in our certificate of incorporation.

     Term and Termination.  The stockholders' agreement will terminate:

     - when America Online and the Cisneros Group no longer hold any shares of our capital stock;

     - when the parties mutually terminate the stockholders' agreement; or

     - June 30, 2048, whichever occurs first.

     Either America Online or the Cisneros Group may terminate the stockholders' agreement if the other stockholder no longer holds at least 10% of our outstanding capital stock.

THE AMERICA ONLINE WARRANT

     On August 7, 2000, we issued a warrant to America Online to purchase 16,541,250 shares in any combination of our series B preferred, class A common or class B common stock at a per share exercise price equal to the initial public offering price of $8.00. The warrant is immediately exercisable and has a ten-year term. The number of shares issuable under the warrant may be increased if we issue shares to one or more additional strategic stockholders.

THE REGISTRATION RIGHTS AGREEMENT, AS AMENDED, WITH AMERICA ONLINE AND THE CISNEROS GROUP

     On March 30, 2001, we amended our existing agreement with America Online and the Cisneros Group to provide them with their respective registration rights for the shares of class A common stock issuable upon conversion of their B stock, C stock, and series D and E preferred stock, and in the case of America Online, upon the exercise of the warrant it holds to purchase 16,541,250 shares of B stock or class A common stock.

THE VOTING AGREEMENT AND IRREVOCABLE PROXY

     On August 7, 2000, the Cisneros Group transferred a total of 505,554 shares of series C preferred stock to the children of Gustavo A. Cisneros and Ricardo
J. Cisneros. We have entered into a voting agreement and irrevocable proxy with Aspen Investments LLC and Atlantis Investments LLC and these transferees under which these transferees appointed either Aspen Investments LLC or Atlantis Investments LLC as their representative to vote their shares. The voting agreement terminates only with respect to shares transferred by a transferee in the future or if these shares of series C preferred stock are converted into shares of our class A common stock.

THE AMERICA ONLINE LICENSE AGREEMENT

     Our license

     Under our license agreement with America Online, dated August 7, 2000, we have:

     - a royalty free, exclusive license to offer America Online-branded PC-based online services in Latin America;

     - the exclusive right to offer America Online-branded TV-based online services in Latin America;

     - the exclusive right to offer in Latin America any America Online-branded wireless-based online services developed by America Online for commercial launch on or before August 7, 2004; and

     - a non-exclusive license to offer a localized network of America Online-branded portals in Latin America, with an option to license exclusively any Spanish- or Portuguese-language America Online-branded portals that America Online may develop for the Latin American market, subject to our payment of a license fee.

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     We also have the rights to use all related America Online proprietary software and technology as well as America Online-registered domain names and principal trademarks in Latin America.

     We have interconnected our AOL Brazil, AOL Mexico, AOL Argentina country services and regional portal to the services provided by America Online and its international affiliates. This interconnection provides our members with access to the America Online services and AOL International interactive services and permits America Online members worldwide to access the AOLA country services. America Online is obligated to license to us, or to use commercially reasonable efforts to obtain for us, the license rights it has in third-party software products used in operating the America Online-branded interactive services. These third-party licenses may be royalty-free or may require payments by us.

     From December 15, 1998 through December 31, 2000, we did not make any payments to America Online for services received under the license agreement. We believe that annual payments for these services will not exceed $60,000 in the future.

     We have the same rights to offer CompuServe-branded services. We also have a non-exclusive right to market and promote America Online's ICQ service in Latin America. However, we do not have the right to offer Netscape, Digital City, MovieFone or any other non-America Online-branded or non-Compuserve-branded interactive service.

     Termination of our exclusive rights

     We will lose the exclusivity of our licensed rights:

     - to America Online-branded PC-based online services, upon the later of December 15, 2003 or the date on which either America Online or the Cisneros Group owns 20% or less of the outstanding voting stock of AOLA; and

     - to America Online-branded TV-based and wireless-based online services, upon the later of August 7, 2005 or the date on which either America Online or the Cisneros Group owns 20% or less of the outstanding voting stock of AOLA.

     These 20% thresholds will be lowered if:

     - an additional strategic stockholder is admitted as a stockholder of AOLA;

     - we issue more shares of our capital stock; or

     - America Online exercises the warrant it holds to purchase 16,541,250 shares of class A common stock.

     America Online may terminate our rights under the license if we materially breach its terms.

THE AMERICA ONLINE SERVICES AGREEMENT

     We entered into a services agreement with America Online on August 7, 2000, under which America Online provides various services to us, including:

     - localization of America Online software and software updates;

     - development and installation services, including requested modifications, enhancements and revisions to America Online's software;

     - host computer services;

     - network connections from our services to the America Online servers;

     - technical support;

     - training in areas such as marketing, business development, member support, public relations, finance and accounting;

     - support and maintenance for third-party software licensed to us by America Online; and

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

     - joint venture assistance.

     We have agreed to compensate America Online for these services at rates at least as favorable to us as those charged by America Online to any other party, including joint venture affiliates, but excluding affiliates that are at least 75% owned by America Online. Based on our management's experience negotiating similar contracts, as well as its knowledge of our competitors' cost structures, we believe that the terms of the services agreement are at least as favorable as we could have obtained from an unaffiliated third party.

     We have agreed to interconnect our AOL Brazil, AOL Mexico and AOL Argentina country services and all future AOLA country services to the services provided by America Online and its international affiliates. This interconnection, which will be provided free of charge, will provide our members with access to the America Online service and AOL International interactive services and will permit America Online members worldwide to access the AOLA country services.

     For the six-months ended December 31, 2000, we incurred expenditures totaling approximately $11.0 million payable to America Online under our services agreement. We anticipate that payments to America Online for these services will exceed $60,000 annually in the future, but we are unable to estimate at this time the amount of the payments.

THE ICQ PROMOTION AGREEMENT

     We have entered into an agreement with America Online under which we have the right in Latin America to promote America Online's ICQ service. As local versions of the ICQ service are developed, we may engage in other marketing and cross-promotion activities with America Online.

THE LETTER AGREEMENT REGARDING PUERTO RICO SUBSCRIBERS

     We entered into a letter agreement with America Online under which America Online transferred to us the net economic benefit associated with subscribers to the service in Puerto Rico, and these subscribers count toward our member totals. We anticipate that payments to America Online for services provided under the letter agreement will exceed $60,000 annually.

ROCK IN RIO RELATED AGREEMENTS

     We entered into an agreement with DirecTV Latin America, LLC, a company in which the Cisneros Group owns an interest, relating to certain Latin American broadcast rights for the Rock in Rio music festival. Under this agreement, DirecTV Latin America, LLC paid us a license fee of $400,000 for these rights.

     We also entered into a television distribution agreement with Warner Bros. International Television Distribution, a division of Time Warner Entertainment Company, L.P., which is a division of AOL Time Warner Inc., under which they are distributing television programs of the Rock in Rio festival to third parties. Under this agreement, they retain a portion of the distribution fees received from the third parties. As of March 31, 2001, we had received approximately $450,000 under this television distribution agreement.

     We also entered into an agreement with Banco Itau, under which they were a sponsor of our online Rock in Rio festival area and received promotions in other areas of our AOL Brazil service. Under this agreement, Banco Itau paid us R$185,000, which is equal to approximately US$80,000 as of May 22, 2001.

THE INTERACTIVE SERVICES AGREEMENT WITH AMERICA ONLINE

     We entered into an interactive services agreement with America Online under which we have created a mini-channel for America Online that will be the exclusive aggregator of content of interest to Latinos living in the United States on the US version of the America Online service, the aol.com website and Netscape, and which may also be distributed on Digital City and CompuServe.

     We will share with America Online advertising and commerce revenues relating to this mini-channel. We anticipate that the amounts involved will exceed $60,000 annually in the future, but we are unable to estimate at this time these amounts.
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RELATIONSHIPS WITH OFFICERS OF AMERICA ONLINE

     Two members of our board of directors appointed by America Online are also executive officers of AOL Time Warner Inc., and two members of our board of directors are also directors of AOL Time Warner Inc. Two members of our board of directors appointed by America Online are also executive officers of America Online.

     - Robert W. Pittman is the co-chief operating officer of AOL Time Warner Inc., a director of AOL Time Warner Inc. and a member of the board of representatives of AOL Time Warner Inc.;

     - J. Michael Kelly, Jr. is executive vice president and chief financial officer of AOL Time Warner Inc.;

     - Michael Lynton is the president of AOL International;

     - Gerald Sokol, Jr. is the senior vice president and general manager of AOL International; and

     - Miles R. Gilburne is a director of AOL Time Warner Inc.

RELATIONSHIPS WITH OFFICERS OF THE CISNEROS GROUP

     Four of the five members of our board of directors appointed by the Cisneros Group are also executive officers and directors of members of the Cisneros Group.

     - Gustavo A. Cisneros oversees the management and operations of the Cisneros Group and is an executive officer and director of many of its member companies;

     - Ricardo J. Cisneros is an executive officer and director of many of the members of the Cisneros Group;

     - Steven I. Bandel holds several senior management positions in member companies in the Cisneros Group and has the title of president and chief operating officer of the Cisneros Group; and

     - Cristina Pieretti holds a number of senior management positions in member companies in the Cisneros Group and has the title of vice president of operations of the Cisneros Group.

OUR PURCHASE OF AMERICA ONLINE'S LATIN AMERICAN COMPUSERVE CLASSIC SUBSCRIBERS

     In December 1998, we acquired America Online's Latin American CompuServe Classic subscribers. The cost to acquire these subscribers was determined using a formula that was based on the expected number of Latin American CompuServe subscribers at December 15, 1999. Because the number of subscribers at December 15, 1999 was lower than expected, America Online repaid $879,000 to us during March 2000.

THE STRATEGIC INTERACTIVE SERVICES AND MARKETING AGREEMENT, AS AMENDED, WITH BANCO ITAU

     We have entered into a ten-year strategic alliance with Banco Itau, one of the largest banks in Latin America, which provides limited online financial services to approximately one million of its approximately seven million banking customers. We have created a co-branded, customized version of our AOL Brazil service that Banco Itau markets to its customers. Banco Itau customers that register for the co-branded service and receive approval from the bank are considered subscribers of the co-branded service.

     We are currently negotiating a proposed amendment to our strategic marketing agreement with Banco Itau, which material proposed terms are described below. Although the proposed amendment has not been formally memorialized, and some of the following terms are still subject to change, we and Banco Itau are operating under these terms:

     Unlimited access accounts for select Banco Itau customers and employees. Until October 31, 2001, Banco Itau will offer unlimited access to the co-branded access as follows:

     - participating Banco Itau customers and Banco Itau employees will receive unlimited access to the co-branded service. Banco Itau will pay us the lesser of the fee for actual usage or a fixed monthly fee for each bank customer that has an unlimited access account with the co-branded service.

THE REGISTRATION RIGHTS AND STOCKHOLDERS' AGREEMENT, AS AMENDED, WITH BANCO ITAU

     On August 11, 2000, we entered into a registration rights and stockholders' agreement with Banco Itau. This agreement was subsequently amended on March 30, 2001 in connection with the equity investment by America Online, the Cisneros Group and Banco Itau. The agreement limits Banco Itau's ability to compete with us, gives Banco Itau representation rights on our board of directors and governs many aspects of Banco Itau's ability to sell its shares of class A common stock.

     Non-Compete. Banco Itau and any entity in which Banco Itau owns a 35% or greater interest may not acquire more than a 35% interest in one of our competitors. Any entity that provides PC-based online services in Latin America to a substantial consumer base is considered a competitor of AOLA. These restrictions will no longer apply to Banco Itau and its affiliates after the later of December 15, 2003 or the date on which Banco Itau owns less than 6% of our outstanding capital stock.

     Until the later of August 7, 2005 or the date on which Banco Itau owns less than 6% of our outstanding capital stock, neither Banco Itau, nor any entity in which it owns at least a 35% interest, may acquire more than a 35% interest in a competitor that provides TV-or wireless-based online services in Latin America.

     If Banco Itau breaches these non-compete provisions, then:

     - we will have the option to purchase all of the capital stock held by Banco Itau at its fair market value, less any damages resulting from the breach, in cash or by delivery of a promissory note, payable over a three-year term; or

     - if we do not exercise this option, America Online will have the option to purchase the shares from Banco Itau at their fair market value, less any damages resulting from the breach, in cash or in freely tradable shares of America Online common stock in installments over a three-year period.

     Banco Itau has the right to enforce the provisions of our stockholders' agreement with America Online and the Cisneros Group that limit America Online's and the Cisneros Group's ability to compete with us. Banco Itau's right to enforce the non-compete will continue until the earlier of the date that our strategic interactive services and marketing agreement with Banco Itau is terminated, the date on which Banco Itau owns less than 6% of our outstanding capital stock, and August 2010.

     Board Representation. Banco Itau is entitled to nominate one of our 14 directors, and America Online and the Cisneros Group have agreed to vote their shares of capital stock in favor of the election of Banco Itau's nominee. This right to representation on our board of directors will continue for two years after the date of the agreement and then for as long as Banco Itau holds at least 41% of its 31,700,000 shares of class A common stock issued on August 11, 2000 (the "Initial Shares"), and the strategic interactive services and marketing agreement remains in effect.

     Lock-Up. Banco Itau has agreed not to dispose of or hedge (other than certain repurchase transactions) any of the Initial Shares except that Banco Itau may sell specified portions of the Initial Shares from and after agreed upon release dates.

     The table below shows the percentage of the Initial Shares that will remain subject to the lock-up on each release date:

                                                            LOCKED UP
RELEASE DATE                                              INITIAL SHARES
------------                                              --------------
December 10, 2001.......................................      83.33%
December 10, 2002.......................................      41.67%
December 10, 2003.......................................      25.00%
December 10, 2004.......................................       8.33%
December 10, 2005.......................................       0.00%

     The lock-up will terminate if there is a change of control of AOLA, if Banco Itau validly terminates the strategic interactive services and marketing agreement or if AOLA terminates the strategic interactive services and marketing agreement after December 10, 2003.

     Banco Itau has also agreed that in a single day it will not dispose of shares of any of its class A common stock including the Initial Shares and the shares purchased under the March 30, 2001 stock purchase agreement on the Nasdaq National Market, or any other market on which the class A common stock is listed, if the disposition will exceed 10% of the average trading volume during the prior 20 trading days. This 10% restriction does not apply to sales by Banco
Itau:

     - in underwritten offerings;

     - in single block trades if Banco Itau receives a price in all such trades that is at least equal to 95% of the prior day's closing price, provided that if Banco Itau receives less than 100% of the prior day's closing price, Banco Itau may only complete one series of trades that exceed the 10% restriction every ten trading days; and

     - in a series of trades in a single day if Banco Itau receives a price in all such trades that is at least equal to 95% of the prior day's closing price, provided that if Banco Itau receives less than 100% of the prior day's closing price, Banco Itau may only complete one series of trades that exceed the 10% restriction every ten trading days.

     Further, Banco Itau has agreed that through March 30, 2003 it will comply with the volume limitations of Rule 144 under the Securities Act for all shares sold on the Nasdaq National Market. After March 30, 2003, during any 90-day period it will not sell on the Nasdaq National Market more than the greater of 1% of the number of shares of class A common stock outstanding, calculated on an as converted basis, as of the start of such 90-day period and the number of shares of capital stock that may be sold under the volume limitations of Rule 144.

     Repurchase Agreements. Banco Itau has informed us that it has entered into derivative securities transactions with investment banks and/or banking institutions and may enter into similar derivative securities transactions in the future. As part of these arrangements, Banco Itau purchased call options from certain investment banks to repurchase shares of class A common stock and issued put options to these investment banks to require Banco Itau to repurchase shares of class A common stock held by it in repurchase or similar transactions, and may continue to arrange repurchase or similar transactions during the period in which it holds shares of class A common stock. Banco Itau has agreed to maintain sole voting control over the shares and that it will take back the shares upon the expiration of any of these transactions. Banco Itau does retain the risk of loss on the shares. Although our lock-up agreement with Banco Itau will not apply to these repurchase agreements, subsequent sales will remain subject to other restrictions under the amended and restated registration rights agreement and subsequent sales with respect to the Initial Shares will remain subject to the subscription agreement and lock-up. Banco Itau has also agreed that all of the repurchase transactions involving the Initial Shares will comply with Regulation S under the Securities Act.

     Registration Rights. We have agreed to provide Banco Itau with registration rights for the shares of class A common stock that it owns that are not locked up.

     Tag Along Right. Banco Itau has the right to participate on the same terms in sales or transfers by either or both of America Online and the Cisneros Group of shares of class A common stock or securities that are convertible into class A common stock. For this tag along right to be triggered, either or both of America Online and the Cisneros Group must sell or transfer in a 12- month period more than 15% of their shares of class A common stock held as of August 11, 2000, calculated on an as converted basis. Banco Itau is entitled to sell the same percentage of shares as whichever of America Online and the Cisneros Group is selling, or, if both are selling, the same percentage as whichever of America Online and the Cisneros Group has sold the greatest percentage. Banco Itau may only sell shares that are not locked up. This tag along right does not apply to sales by the Cisneros Group to America Online, or if America Online or the Cisneros Group sells or transfers securities:

     - to their 75%-owned affiliates;

     - in a public offering;

     - in a financing transaction in which they retain the right to vote their shares; or

     - by gift.

     Banco Itau's tag along right will terminate if the strategic interactive services and marketing agreement is terminated for any reason other than a breach of the agreement by us, or Banco Itau holds less than approximately 21% of the Initial Shares

     Right of First Refusal. Banco Itau has a right of first refusal for any convertible debt or equity security we intend to offer, except if we offer convertible debt or equity securities for non-cash consideration. The amount Banco Itau is entitled to purchase is equal to the number of shares of class A common stock then held by Banco Itau divided by the total outstanding shares of class A common stock, calculated on a fully-diluted basis.

     Based on our management's experience negotiating similar arrangements to our strategic alliance with Banco Itau, as well as our management's knowledge of our competitors' cost structures, we believe that the terms of strategic interactive services and marketing agreement are at least as favorable as we could have obtained from an unaffiliated third party.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Gilburne and Mulroney, both non-employee directors, currently constitute our compensation committee. Neither member of our compensation committee has been an officer or employee of our company. No executive officer of our company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

CLASS A COMMON STOCK PERFORMANCE COMPARED TO CERTAIN OTHER INDEXES

     Our class A common stock has been listed for trading on the Nasdaq Stock Market under the symbol AOLA since August 8, 2000.

     The following graph compares the performance of our class A common stock with the performance of the Nasdaq Stock Market Index and the J.P. Morgan H & Q Internet 100 Index. The graph covers the period beginning on the day after the effective date of our initial public offering, August 8, 2000, through March 31, 2001.

     The graph assumes the investment of $100 on August 8, 2000 in our class A common stock, and in each of the indexes listed above, and assumes dividends are reinvested. Measurement points are August 8, 2000 and the last trading day of each calendar quarter since August 8, 2000.

                               PERFORMANCE GRAPH
                     COMPARISON OF CUMULATIVE TOTAL RETURN


                                  8/8/00       9/00     12/00     3/01
                                  ------       ----     -----     ----

America Online Latin America      100.00      93.33     31.86    55.56
Nasdaq Stock Market (U.S.)        100.00      95.18     63.71    47.62
JP Morgan H & Q Internet 100      100.00      99.37     51.29    31.71



     The returns shown on the graph are not necessarily indicative of future performance. Regardless of anything to the contrary included in any of our future or previous filings with the Securities and Exchange Commission incorporating this proxy statement in whole or in part, this stock performance graph will not be deemed to be incorporated by reference to any filing.

OTHER MATTERS

     The board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the board of directors to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ DAVID A. BRUSCINO

David A. Bruscino


Secretary


July 3, 2001

                                                                      APPENDIX A

                       AMERICA ONLINE LATIN AMERICA, INC.

                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise. Unless a chairperson is elected by the full board, the members of the committee may designate a chairperson by majority vote of the full committee membership.

STATEMENT OF POLICY

     The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them or diverge from them as appropriate given the circumstances.

     - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall receive, on a periodic basis, a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1, and shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

     - The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

     - The committee shall review and reassess the adequacy of this charter on an annual basis.

                                                                      APPENDIX B


                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                       AMERICA ONLINE LATIN AMERICA, INC.


                        PURSUANT TO SECTIONS 242 AND 245
                         OF THE CORPORATION LAW OF THE
                               STATE OF DELAWARE
                            ------------------------


       (ORIGINALLY INCORPORATED UNDER THE SAME NAME ON NOVEMBER 22, 1999)

     FIRST: The name of the corporation is America Online Latin America, Inc. (the "Corporation").

     SECOND: The initial registered office of the Corporation is to be located at 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle; and the name of the initial registered agent of the Corporation in the State of Delaware is The Prentice-Hall Corporation System, Inc.

     THIRD: (a) Purpose. Subject to the provisions of Clause (d) of this Article THIRD and Clause (b)(i)(B) of Article FOURTH, the purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the "GCL"); provided, however, that until all outstanding shares of High Vote Stock (as defined below) of the Corporation have been converted into shares of Class A Common Stock (as defined below) in accordance with Clause (b)(iii) of Article FOURTH of this Certificate of Incorporation or are otherwise no longer issued and outstanding, the Corporation shall not, and shall not have the power to, engage directly or indirectly, including without limitation through any Subsidiary (as defined below) or Affiliate (as defined below), in any business other than (i) providing Interactive Services (as defined below) in the Territory (as defined below), and engaging in ancillary activities necessary or desirable to conduct such businesses and (ii) providing Content, management and related activities on the AOL online service or any other AOL-branded property, including creating, maintaining and managing for AOL, English and Spanish-language versions of a mini channel directed at the Hispanic audience in the United States, and taking all actions necessary or desirable to carry out and perform such activities and any other activities contemplated, either explicitly or implicitly, thereby, including executing, delivering and performing any agreements, documents and instruments entered into in connection therewith.

     (b) Definitions. As used herein, the following terms shall have the following meanings:

     "Action" shall mean any claim, action, suit, arbitration, mediation, inquiry, proceeding or investigation by or before any Governmental Authority (or arbitrator or mediator, as the case may be), whether at law or in equity.

     "Additional Shares of Common Stock" shall have the meaning given in Clause
(c) of Article FOURTH.

     "Advancement of Expenses" shall have the meaning given in Clause (e) of this Article THIRD.

     "Affiliate" of any Person shall mean any other Person that, directly or indirectly, controls, is under common control with or is controlled by that Person. For purposes of this definition, "control" (including, with its correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "AOL" shall mean America Online, Inc., a Delaware corporation.

     "AOL-branded" shall mean, with respect to any internet or online service that such service includes the words "AOL" or "America Online" as an integral part of the name of such internet or online service. For the avoidance of doubt, a reference to an internet or online service being available on or through "AOL" or "America Online" internet or online service shall not itself make such service "AOL-branded", nor would the description of, for example, Netscape, an AOL company. By way of illustration, the "AOL Latin America regional internet portal service" and the "America Online Brasil online service" are "AOL-branded" services, while "Netscape Online" is not an AOL-branded service.


     "ASPEN" SHALL MEAN ASPEN INVESTMENTS LLC, A DELAWARE LIMITED LIABILITY COMPANY.



     "ATLANTIS" SHALL MEAN ATLANTIS INVESTMENTS LLC, A DELAWARE LIMITED LIABILITY COMPANY.


     "Board" shall mean the Corporation's Board of Directors.

     "Business Plan" shall mean, with respect to each country within the Territory, an annual capital, revenue and expense plan, including pro forma statements of income/loss, financial condition and cash flows, the projected cash funding requirements of the applicable Operating Entity on a quarterly basis, and such other information as the Board shall require from time to time, together with a quarterly cash funding plan with dates of funding, plus marketing, operational and other business strategies, reflecting the financial objectives and requirements of the applicable Operating Entity.

     "By-laws" shall mean the By-laws of the Corporation, as the same may be amended or restated from time to time.

     "Cisneros Family" shall mean Ricardo Cisneros, Gustavo Cisneros and/or their lineal descendants, individually or collectively and/or any trusts for the exclusive benefit of any one or more of such persons.

     "Class A Common Stock" shall have the meaning given in Clause (a) of Article FOURTH.

     "Class A Director" shall have the meaning given in Clause (b) of Article FOURTH.

     "Class B Common Stock" shall have the meaning given in Clause (a) of Article FOURTH.

     "Class B Director" shall have the meaning given in Clause (b) of Article FOURTH.

     "Class B Securities" shall mean collectively the Series B Preferred Stock and/or the Class B Common Stock, as the same may be outstanding from time to time.

     "Class B Triggering Event" shall have the meaning given in Clause (b) of Article FOURTH.

     "Class C Common Stock" shall have the meaning given in Clause (a) of Article FOURTH.

     "Class C Director" shall have the meaning given in Clause (b) of Article FOURTH.

     "Class C Securities" shall mean collectively the Series C Preferred Stock and/or the Class C Common Stock, as the same may be outstanding from time to time.

     "Class C Triggering Event" shall have the meaning given in Clause (b) of Article FOURTH.

     "Common Stock" shall have the meaning given in Clause (a) of Article
FOURTH.

     "Communication Services" includes chat, e-mail, message boards, online transactions and other forms of online interaction.

     "Content" shall mean either (i) text or (ii) multimedia information which contains any combination of any of the following in digital form or such other forms as may become available in the future: text, graphics, video, sound, still images, or the like.

     "Conversion Date" shall have the meaning given in Clause (c) of Article FOURTH.

     "Conversion Ratio" shall mean collectively, the Series B Conversion Ratio and the Series C Conversion Ratio.

     "Corporate Opportunity" shall mean an investment or business opportunity or prospective economic or competitive advantage in which the Corporation could, but for the provisions of this Article THIRD, have an interest or expectancy. Notwithstanding the foregoing, "Corporate Opportunity" shall not include any Special Power.

     "Corporation" shall have the meaning given in Article FIRST.

     "Damages" shall mean any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses (including interest which may be incurred in connection therewith), court costs, and reasonable fees and expenses of counsel, consultants and expert witnesses, incurred by a Person indemnified pursuant to the provisions of paragraph (e) of this Article THIRD.

     "Employee" shall mean, with respect to a Parent Entity as of any date, any then current employee of such Parent Entity or of any Wholly-Owned Affiliate of such Parent Entity.

     "Encumbrance" shall mean any mortgage, pledge, security interest, lien or restriction on use or transfer, voting agreement, adverse claim or encumbrance or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or similar law of any jurisdiction.

     "Executive Committee" shall have the meaning given in Clause (e) of Article FIFTH.

     "Fair Market Value" shall mean, as of any date, the average closing price for the Class A Common Stock as quoted on any national securities exchange or on the NASDAQ National Market System for the fifteen trading days ending on the second trading day prior to such date as reported in the Eastern Edition of The Wall Street Journal. If the Class A Common Stock shall not be listed on any such exchange or traded on any such automated quotation system on all such trading days during such 15-trading day period, the closing or latest reported price for Class A Common Stock in the over-the-counter market on each trading day on which such shares are not so listed or traded as reported by NASDAQ or, if not so reported, then the last sale price for each such day, as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services (as determined by the Board), shall be deemed to be the closing price on such trading day. If, at a time when the Class A Common Stock is trading other than on such an exchange, there shall not have been a sale on any such trading day, the mean of the last reported bid and asked quotations as reported in the Eastern Edition of The Wall Street Journal for Class A Common Stock on such day shall be deemed to be the closing price. If the shares of Class A Common Stock shall not be so reported on any of such trading days, then the Fair Market Value per share of such Class A Common Stock shall be the fair market value thereof as determined in the reasonable judgment of the Board of Directors. For the purpose hereof, "trading day" shall mean a day on which the securities exchange or automated quotation system specified herein shall be open for business or, if the shares of Class A Common Stock shall not be listed on such exchange or automated quotation system for such period, a day with respect to which quotations of the character referred to in the next preceding sentence shall be reported.

     "Final Adjudication" shall have the meaning given in Clause (e) of this Article THIRD.

     "GCL" shall have the meaning given in Clause (a) of this Article THIRD.

     "Governmental Authority" shall mean any United States federal, state or local or any foreign government, governmental, regulatory or administrative authority, or commission or any court, tribunal or agency.

     "High Vote Common Stock" shall mean, collectively, the Class B Common Stock and the Class C Common Stock.

     "High Vote Preferred Stock" shall mean, collectively, the Series B Preferred Stock and the Series C Preferred Stock.

     "High Vote Stock" shall mean, collectively, the High Vote Common Stock and the High Vote Preferred Stock.

     "Interactive Services" shall mean the provision of Content or Communication Services which may be provided through the use of any protocols, standards, or platforms (including Internet or Internet derivative protocols, standards, and platforms) for remote access by narrowband or broadband infrastructure, including without limitation POTS, ISDN, ADSL, satellite, cable, fiber optics, wireless and hybrid CD-ROM.

     "Internet Portal Services" shall mean a comprehensive collection of AOL-branded, Spanish and/or Portuguese language, internet or online services intended to aggregate and market all material consumer relevant segments of web-based Content targeted to consumers in one or more specific countries within the Territory and accessible to all Persons, regardless of whether they are Subscribers within such countries. By way of illustration, in Brazil, the americaonline.com.br is an Internet Portal Service, while individual websites devoted to e-commerce, vertical markets or specific subjects (e.g., personal finance) would not be Internet Portal Services.

     "Launch" shall mean the first commercial availability of an Interactive Service to potential Subscribers in the Territory or a country in the Territory, as applicable.

     "Liquidation Preference" shall have the meaning given in Clause (c) of Article FOURTH .

     "Mandatory Redemption" shall have the meaning given in Clause (c) of Article FOURTH.


     "ODC" SHALL MEAN, INDIVIDUALLY AND COLLECTIVELY, RIVERVIEW MEDIA CORP., A BRITISH VIRGIN ISLANDS CORPORATION, AND ASPEN AND ATLANTIS, FOR SO LONG AS EACH OF ASPEN AND ATLANTIS IS DIRECTLY OR INDIRECTLY WHOLLY OWNED BY THE CISNEROS FAMILY, AND, ANY PERMITTED TRANSFEREE(S) FOR SO LONG AS SUCH PERMITTED TRANSFEREE(S) ARE DIRECTLY OR INDIRECTLY WHOLLY OWNED BY, OR IS A OR ARE, MEMBER(S) OF THE CISNEROS FAMILY. NOTWITHSTANDING THE FOREGOING, IN EACH INSTANCE IN THIS CERTIFICATE WHERE ODC IS REQUIRED TO (I) PROVIDE ANY CONSENT TO ANY ACTION OR INACTION BY THE CORPORATION OR ANY OTHER PERSON, (ii) REJECT OR OTHERWISE DETERMINE NOT TO PURSUE ANY CORPORATE OPPORTUNITY, OR (iii) HOLD OR VOTE ANY PROXY REQUIRED TO BE DELIVERED HEREUNDER, THE TERM "ODC" SHALL MEAN,
(A) ASPEN AND/OR ATLANTIS, IF ASPEN AND/OR ATLANTIS THEN COLLECTIVELY HOLD AT LEAST A MAJORITY OF THE VOTING POWER OF THE HIGH VOTE STOCK AND COMMON STOCK THEN HELD BY ODC AND ITS PERMITTED TRANSFEREES, IN THE AGGREGATE, AND (B) IF ASPEN AND/OR ATLANTIS DO NOT THEN COLLECTIVELY HOLD AT LEAST A MAJORITY OF THE VOTING POWER OF THE HIGH VOTE STOCK AND COMMON STOCK THEN HELD BY ODC AND ITS PERMITTED TRANSFEREES, IN THE AGGREGATE, SUCH PERSON OR PERSONS AS THE CORPORATION MAY, IN ITS SOLE DISCRETION BASED ON THE STOCK RECORD BOOKS OF THE CORPORATION, DETERMINE THEN HOLDS AT LEAST A MAJORITY OF THE VOTING POWER OF THE HIGH VOTE STOCK AND COMMON STOCK THEN HELD BY ODC AND ITS PERMITTED TRANSFEREES, IN THE AGGREGATE.


     "Operating Entity" shall mean an Affiliate of the Corporation formed for the purpose of operating and/or marketing and supporting the business of the Corporation in one or more jurisdictions in the Territory.

     "Original Issue Date" shall have the meaning given in Clause (c) of Article FOURTH.

     "Parent Entity" shall mean each of AOL and ODC.

     "PC Access Services" shall mean the provision by any Person of physical network access (irrespective of bandwidth or type of physical infrastructure such as cable, fiber optics, copper, fixed wireless or satellite) to online and/or internet services to end users of personal computers.

     "Permitted Encumbrances" shall mean (i) liens for taxes, assessments and other governmental charges or levies not due and payable, or which currently are being contested in good faith by appropriate proceedings, (ii) mechanics', workmen's, repairmen's, materialmen's, warehousemen's, vendors' and carriers' liens, and other similar liens arising in the ordinary course of business for charges which are not delinquent, or which currently are being contested in good faith by appropriate proceedings and have not proceeded to judgment, and (iii) liens in respect of judgments or awards with respect to which there shall be a good faith current prosecution of an appeal or proceedings for review which is secured by an appropriate bond or a stay of execution pending such appeal or proceedings for review.

     "Permitted Transferee" shall mean AOL, ODC, each of their Wholly-Owned Affiliates, Employees of AOL and ODC, and members of the Cisneros Family.

     "Person" shall mean an individual, corporation, partnership, limited liability company, trust, unincorporated organization, or other legal entity, or a Governmental Authority, or their equivalent under the applicable legal system.

     "Preferred Stock" shall have the meaning given in Clause (a) of Article FOURTH.

     "Redemption Date" shall have the meaning given in Clause (c) of Article FOURTH.

     "Redemption Notice" shall have the meaning given in Clause (c) of Article FOURTH.

     "Redemption Price" shall have the meaning given in Clause (c) of Article FOURTH.


      "Registration Rights Agreement" means the AMENDED AND RESTATED Registration Rights Agreement by and among the Corporation, AOL and ODC dated MARCH 30, 2001, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR RESTATED FROM TIME TO TIME.


     "Section 141(a)" shall have the meaning given in Clause (c) of Article
FIFTH.

     "Series B Conversion Ratio" shall have the meaning given in Clause (c) of Article FOURTH.

     "Series B Preferred Stock" shall have the meaning given in Clause (a) of Article FOURTH.

     "Series C Conversion Ratio" shall have the meaning given in Clause (c) of Article FOURTH.

     "Series C Preferred Stock" shall have the meaning given in Clause (a) of Article FOURTH.

     "Special Committee" shall have the meaning given in Clause (d) of Article FIFTH.

     "Special Power" shall mean any investment or business opportunity or prospective economic or competitive advantage that (i) is presented to or becomes known to an officer of the Corporation who is not also an officer or director of AOL or ODC or any of their Subsidiaries or Affiliates (other than the Corporation), (ii) occurs or arises solely in the Territory and (iii) involves opportunities, activities or operations of a type or nature which the Corporation is then pursuing or conducting (i.e., accepting advertising from a local provider of products or services, or advertising directed solely in the Territory from an international provider of products or services as opposed to advertising by an international provider of products or services directed both within and outside of the Territory) as opposed to opportunities, activities or operations of a type which the Corporation is not then conducting (i.e., offering a new product, technology or service not then being offered by the Corporation).


      "Stockholders' Agreement" shall mean the AMENDED AND RESTATED Stockholders' Agreement by and among the Corporation, AOL and ODC, dated as of MARCH 30, 2001, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR RESTATED FROM TIME TO TIME.


     "Strategic Partner" shall mean any Person who acquires 25% or more of the equity of the Corporation and who provides a strategic benefit to the Corporation in the form of a contractual relationship or contribution of material, in-kind assets.

     "Subscriber" shall mean, as of any date of determination and with respect to any Interactive Service, any Person who has opened an account with or otherwise registered as a user of such Interactive Service.

     "Subsidiary" shall mean, with respect to any Person, any corporation, limited liability company, partnership, association, joint venture or other business entity of which (i) if a corporation, (x) ten percent (10%) or more of the total voting power of shares of stock entitled to vote in the election of directors thereof or (y) ten percent (10%) or more of the value of the equity interests is at the time owned or controlled, directly or indirectly, by the Person or one or more of its other Subsidiaries, or (ii) if a limited liability company, partnership, association or other business entity, ten percent (10%) or more of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by the Person or one or more of its subsidiaries. The Person shall be deemed to have ten percent (10%) or greater ownership interest in a limited liability company, partnership, association or other business entity if the Person is allocated ten percent (10%) or more of the limited liability company, partnership, association or other business entity gains or losses or shall be or control the Person managing such limited liability company, partnership, association or other business entity.

     "Territory" shall mean the following countries:

             Anguilla                            Haiti
             Antigua                            Honduras
            Argentina                           Jamaica
              Aruba                            Martinique
             Bahamas                             Mexico
             Barbados                     Netherlands Antilles
             Barbuda                        Nevis Montserrat
              Belize                           Nicaragua
             Bolivia                             Panama
              Brazil                            Paraguay
          Caicos Islands                          Peru
          Cayman Islands                      Puerto Rico
              Chile                            St. Kitts
             Colombia                          St. Lucia
            Costa Rica                        St. Maarten
               Cuba                            St. Martin
             Dominica                         St. Vincent
        Dominican Republic                      Suriname
             Ecuador                         The Grenadines
           El Salvador                           Tobago
          French Guiana                         Trinidad
             Grenada                         Turks Islands
            Guadeloupe                          Uruguay
            Guatemala                          Venezuela
              Guyana                         Virgin Islands

     "Transfer Agent" shall have the meaning given in Clause (b) of Article FOURTH.

     "TV Access Services" shall mean the provision by any Person of network access (irrespective of bandwidth or transmission media, including, without limitation, cable, fiber optics and satellite) to online and/or internet services to end users of the television platform by means of cable or satellite transmission.

     "Undertaking" shall have the meaning given in Clause (e) of Article THIRD.

     "Voting Stock" shall have the meaning given in Clause (a) of Article
FOURTH.


     "Wholly Owned Affiliate" shall mean with respect to any Person any other Person which is directly or indirectly wholly owned by such Person, directly or indirectly wholly owns such Person or is directly or indirectly wholly owned by the same Person as such Person, with such ownership to mean possession of both 100% of the equity interest and 100% of the voting interest, except for directors' qualifying shares, if any. Any Person that is directly or indirectly wholly owned by the Cisneros Family shall be deemed a Wholly Owned Affiliate of ODC, AND ANY PERSON THAT IS DIRECTLY OR INDIRECTLY WHOLLY OWNED BY AOL TIME WARNER, INC, A DELAWARE CORPORATION, SHALL BE DEEMED A WHOLLY OWNED AFFILIATE OF AOL.


     "Wireless Access Services" shall mean the provision by any Person of network access by use of electromagnetic waves (irrespective of bandwidth or transmission protocol) to online and/or internet services to end users of mobile wireless access devices, which access services are acquired or developed by AOL for Launch anywhere on or prior to August 7, 2004. "Wireless Access Services" shall not include any PC Access Services or TV Access Services, notwithstanding their use of electromagnetic waves or otherwise. For the avoidance of doubt, the fact that an end user of a PC Access Service or TV Access Service shall transmit information to his or her personal computer or television by means of an infrared or other wireless keyboard or similar input device shall not make such PC Access Service or TV Access Service a Wireless Access Service.

     (c) Competing Activities and Corporate Opportunities. The stockholders of the Corporation, including, without limitation, AOL, ODC, and their respective officers, directors, agents, shareholders, members, partners, Affiliates and Subsidiaries (other than the Corporation and its Subsidiaries), may engage or invest in, independently or with others, any business activity of any type or description, including without limitation those that might be the same as or similar to the Corporation's business or the business of any Subsidiary or Affiliate of the Corporation and that might be in direct or indirect competition with the Corporation or any Subsidiary or Affiliate of the Corporation, including, without limitation, any business of the Corporation conducted pursuant to any Special Power, and neither the Corporation, any Subsidiary or Affiliate of the Corporation (other than the Corporation and its Subsidiaries) nor any other stockholder of the Corporation shall have any right in or to such other ventures or activities or to receive or share in any income or proceeds derived therefrom. If either AOL or ODC (or, except as to any matter the Corporation has the corporate power to exploit pursuant to Clause (d) of Article THIRD, any of their respective officers, directors, agents, shareholders, members, partners, Affiliates or Subsidiaries) acquires knowledge of a potential transaction or matter which may be a Corporate Opportunity or otherwise is then exploiting any Corporate Opportunity, the Corporation shall have no interest in, and no expectation that, such Corporate Opportunity be offered to it, any such interest or expectation being hereby renounced, so that such Person (1) shall have no duty to communicate or present such Corporate Opportunity to the Corporation, shall have the right to hold any such Corporate Opportunity for its (and its officers', directors', agents', shareholders', members', partners', Affiliates' or Subsidiaries') own account or to recommend, sell, assign or otherwise transfer such Corporate Opportunity to Persons other than the Corporation or any Subsidiary of the Corporation, and (2) shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder of the Corporation or otherwise by reason of the fact that such Person pursues or acquires such Corporate Opportunity for itself, directs, sells, assigns or otherwise transfers such Corporate Opportunity to another Person, or does not communicate information regarding such Corporate Opportunity to the Corporation.

     (d) Limitation on Corporate Powers.

          (1) The Corporation shall not have the corporate power to take any action, or to cause or permit any Subsidiary or Affiliate to take any action, to exploit in any manner any Corporate Opportunity (other than a Special Power) unless and until exploitation of such Corporate Opportunity is rejected by AOL and by ODC (in each case by each of AOL and ODC on their own behalf and on behalf of their respective Subsidiaries and Affiliates) as set forth herein. The Corporation shall not have the corporate power to take any action, or to cause or permit any Subsidiary or Affiliate to (or to own any Subsidiary or Affiliate that does) take any action, to exploit in any manner any Corporate Opportunity, knowledge of which is obtained by any person who is an officer, director, employee or agent of the Corporation and who is neither (1) a Class B or Class C Director nor (2) an officer or director of AOL or ODC or any of their Subsidiaries or Affiliates (other than the Corporation) unless and until (A) such Corporate Opportunity shall be presented to AOL and ODC (in each case to AOL and ODC on their own behalf and on behalf of their respective Subsidiaries and Affiliates) and (B) AOL determines that AOL shall not and ODC determines that ODC shall not (in each case by each of AOL and ODC on their own behalf and on behalf of their respective Subsidiaries and Affiliates) pursue such Corporate Opportunity. The Corporation shall not have the corporate power to take any action, or to cause or permit any Subsidiary or Affiliate to take any action, to exploit in any manner any Corporate Opportunity, knowledge of which is obtained by any person who is a director or officer of the Corporation and who is either (1) a Class B Director or (2) a director or officer of AOL or any of its Subsidiaries or Affiliates (other than the Corporation) unless and until exploitation of such Corporate Opportunity is rejected by AOL on its own behalf and on behalf of its Subsidiaries and Affiliates. The Corporation shall not have the corporate power to take any action, or to cause or permit any Subsidiary or Affiliate to (or to own any Subsidiary or Affiliate that does) take any action, to exploit in any manner any Corporate Opportunity, knowledge of which is obtained by any person who is a director or officer of the Corporation and who is either (1) a Class C Director or (2) a director or officer of ODC or any of its Subsidiaries or Affiliates (other than the Corporation) unless and until exploitation of such Corporate Opportunity is rejected by ODC on its own behalf and on behalf of its Subsidiaries and Affiliates. Notwithstanding the foregoing, each or both of AOL and ODC, and each of their Subsidiaries and Affiliates, may exploit any Corporate Opportunity that may become or is a Special Power of the Corporation regardless of whether the Corporation is then exploiting or attempting to exploit such Special Power.

          (2) For purposes of Clause (d)(1) of this Article THIRD, if any Person entitled to exploit a Corporate Opportunity does not, within 180 calendar days after becoming aware of such Corporate Opportunity, begin to pursue, or thereafter continue to pursue, such Corporate Opportunity, the Corporation shall then have the corporate power to take any action or cause or permit any Subsidiary to take any action to exploit in any manner any such Corporate Opportunity; provided that the 180 calendar days within which a Person must begin to or continue to pursue a Corporate Opportunity shall not be deemed to have elapsed with respect to a Person until the day after the date reasonably determined by the Board of Directors of the Corporation to be the 180th calendar day after such Person became aware of the Corporate Opportunity as set forth in a written notice from the Corporation to the Person or Persons entitled to exploit the Corporate Opportunity; and provided further that each recipient of such notice does not object to such determination in writing to the Corporation within ten
     (10) business days following the receipt of such written notice. In the case of an objection by a recipient of the date set forth in the written notice provided in the preceding sentence, the 180th calendar day shall be the date mutually agreed upon by the Corporation and the Person or Persons entitled to exploit the Corporate Opportunity.

          (3) Except as specifically provided in Clause (d)(1) of this Article THIRD, for purposes of Clause (d) of this Article THIRD only (A) the term "Corporation" shall mean the Corporation and all Subsidiaries and Affiliates of the Corporation and (B) the terms AOL and ODC shall mean, as applicable, AOL, ODC, and each of their Subsidiaries and Affiliates other than the Corporation.

     (e) Indemnification.

          (i) If, and to the extent that, the Corporation, any stockholder of the Corporation or any other Person brings any Action against AOL or ODC (or any of their officers, directors, agents, shareholders, members, partners, Affiliates or Subsidiaries) seeking any Damages or injunctive or other equitable relief based on, arising out of or relating to any breach or alleged breach of any fiduciary or other duty based on any action or inaction which is permitted by the provisions of this Article THIRD or which is otherwise taken in reliance upon the provisions of this Article THIRD, the Corporation shall, to the fullest extent permitted by law, indemnify and hold such Persons harmless from and against all Damages arising out of or in connection with any such Action. The right to indemnification conferred herein shall include the right to be paid by the Corporation the expenses (including attorneys', accountants', experts' and other professionals' fees, costs and expenses) incurred in defending any such Action in advance of its final disposition (an "Advancement of Expenses"); provided, however, that if, but only if and then only to the extent, the GCL requires, an Advancement of Expenses incurred by an indemnitee hereunder shall be made only upon delivery to the Corporation of an undertaking (an "Undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "Final Adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article THIRD or otherwise. The rights to indemnification and to the Advancement of Expenses conferred herein shall be contract rights and, as such, shall inure to the benefit of the indemnitee's successors, assigns, heirs, executors and administrators.

          (ii) If a claim for indemnification under this Article THIRD hereof is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (A) any suit brought by an indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (B) any suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Corporation shall be entitled to recover such expenses only upon a Final

     Adjudication that, the indemnitee has not met the applicable standard for indemnification, if any, set forth in the GCL. Neither the failure of the Corporation (including its Board, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth herein or in the GCL, nor an actual determination by the Corporation (including its directors, or a committee thereof, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Article THIRD or otherwise, shall be on the Corporation.

          (iii) The rights to indemnification and to the Advancement of Expenses conferred in this Article THIRD shall not be exclusive of any other right which any person may have or hereafter acquire by any statute, this Certificate of Incorporation, the Corporation's By-laws, or any agreement, vote of stockholders or disinterested directors or otherwise.

     (f) Notice to Holders. Any person purchasing or otherwise acquiring any interest in shares of the capital stock of the Corporation, or any other securities, rights, warrants, options or debt instruments of the Corporation convertible into or exchangeable for, capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article THIRD.

     FOURTH: (a) Authorized Capital Stock.

          (i) Authorized Shares. The total number of shares of stock that the Corporation shall have the authority to issue is 2,250,000,000 shares, comprised of 1,750,000,000 shares of Common Stock, par value $.01 per share, issuable in three classes, as set forth below, and 500,000,000 shares of Preferred Stock, par value $.01 per share, issuable in one or more series as hereinafter provided.

          (ii) Common Stock. The authorized shares of Common Stock shall be comprised of (1) 1,250,000,000 shares of Class A Common Stock (the "Class A Common Stock"); (2) 250,000,000 shares of Class B Common Stock (the "Class B Common Stock"); and (3) 250,000,000 shares of Class C Common Stock (the "Class C Common Stock."). The Class A Common Stock, the Class B Common Stock and the Class C Common Stock shall hereinafter collectively be called the "Common Stock."

          (iii) Preferred Stock. Of the 500,000,000 shares of Preferred Stock authorized for issuance, (1) 150,000,000 shares shall be designated and known as the "Series B Redeemable Convertible Preferred Stock" (hereinafter, the "Series B Preferred Stock"), (2) 150,000,000 shares shall be designated and known as the "Series C Redeemable Convertible Preferred Stock" (hereinafter, the "Series C Preferred Stock") and (3) 200,000,000 shares shall be reserved for issuance by the Board in accordance with the provisions of Clause (c) of this Article FOURTH. The Series B Preferred Stock and Series C Preferred Stock shall have the rights, privileges and obligations set forth in Clause (c) of this Article FOURTH. The rights, privileges and obligations of each other series of Preferred Stock shall be as set forth in the resolution or resolutions adopted in the manner set forth in Clause (c) of this Article FOURTH. The Series B Preferred Stock, the Series C Preferred Stock and each other series of Preferred Stock created by the Corporation in accordance with the provisions of this Certificate of Incorporation shall hereinafter collectively be called the "Preferred Stock."

          (iv) Increases and Decreases in Size. The number of authorized shares of any class or classes or series of capital stock of the Corporation may be increased or decreased (but not below the number of shares thereof then outstanding) only after receiving each of the following votes: (x) the affirmative vote of the holders of at least seventy five percent (75%) of the voting power of the stock of the Corporation entitled to vote generally in the election of Class A Directors ("Voting Stock") irrespective of the provisions of Section 242(b)(2) of the GCL or any corresponding provision hereinafter enacted and without a separate class vote of the holders of such class or classes, except as provided in clauses (y) and (z) hereof;
     (y) if there are one or more shares of Class B Securities then outstanding, the affirmative vote of the holders of a majority of the Class B Securities then outstanding voting together as a single class; and (z) if there are one or more shares of Class C Securities then outstanding, the affirmative vote of the holders of a majority of the Class C Securities then outstanding voting together as a single class.

     (b) Terms of Common Stock; Voting; Directors.

          (i) Rights and Privileges; Voting Rights.

             (A) The holders of shares of Common Stock shall have the following voting rights:

                (1) Each share of Class A Common Stock shall be entitled to one
           (1) vote per share in person or by proxy on all matters submitted to a vote of the stockholders of the Corporation on which the holders of the Class A Common Stock are entitled to vote.

                (2) Each share of High Vote Common Stock shall be entitled to ten (10) votes per share in person or by proxy on all matters submitted to a vote of the stockholders of the Corporation on which the holders of such High Vote Common Stock are entitled to vote.

                (3) Except as provided in Clause (c) of Article FOURTH and as may be provided pursuant to resolutions of the Board adopted pursuant to the provisions of this Certificate of Incorporation and the By-laws, establishing any series of Preferred Stock and granting to the holders of such shares of Preferred Stock rights to elect additional directors under specified circumstances, and subject to Article FOURTH, Clause (b)(iii)(C) and (D) and Article FIFTH, Clause
           (a) below, the Board shall consist of fourteen (14) directors. Subject to Article FOURTH, Clauses (b)(iii)(C) and (D) and Article FIFTH, Clause (a) below: (x) the holders of the Class B Securities, voting separately as a class, shall be entitled to elect five (5) of the fourteen (14) directors of the Board (each a "Class B Director");
           (y) the holders of the Class C Securities, voting separately as a class, shall be entitled to elect five (5) of the fourteen (14) directors of the Board (each a "Class C Director"); and (z) the remaining four (4) directors (each a "Class A Director"), shall be elected by the vote of the holders of the Common Stock, voting as one class (or if any holders of shares of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of shares of Preferred Stock).

                (4) Except as provided in Clause (c) of Article FOURTH or as otherwise required in this Certificate of Incorporation, the By-laws or by applicable law, the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation generally (or if any holders of shares of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of shares of Preferred Stock).

             (B)(1) Notwithstanding anything in this Certificate of Incorporation to the contrary, so long as any shares of High Vote Stock are outstanding, except as otherwise required by Section 242(b)(2) of the GCL, only the holder or holders, as the case may be, of the High Vote Stock shall be entitled to vote generally on the matters set forth in clauses (I) through (VII) of this Clause (b)(i)(B)(1), and the vote of holders of a majority of the outstanding Class B Securities and Class C Securities, each voting separately as a class, or if only one of the Class B Securities or Class C Securities is then outstanding, the vote of holders of a majority of such Class B Securities or Class C Securities shall be required to:

                (I) Approve any amendment or repeal of Article THIRD of this Certificate of Incorporation or adopt any provision inconsistent therewith;

                (II) Approve any amendment or repeal of Article FOURTH of this Certificate of Incorporation or adopt any provision inconsistent therewith;

                (III) Approve any amendment or repeal of Article FIFTH of this Certificate of Incorporation or adopt any provision inconsistent therewith;

                (IV) Approve any amendment or repeal of Articles III (including
           Schedule 3.1(b) thereto), IV, X, or XI or Section 5.2 of the By-laws;

                (V) Approve any expansion of the business of the Corporation beyond the provision of PC Access Services, AOL-branded TV Access Services, AOL-branded Wireless Access Services and AOL-branded Internet Portal Services in the Territory;

                (VI) Approve the creation of any Operating Entity in any country within the Territory; and

                (VII) Approve the commencement of any Action (without regard to the amount in controversy) or settlement of any Action to which the Corporation or any Subsidiary is a party or the subject thereof, which Action could materially adversely affect the rights of AOL or ODC or any of their Subsidiaries or Affiliates.

             (2) Notwithstanding anything in this Certificate of Incorporation to the contrary, so long as any shares of High Vote Stock are outstanding, the vote of holders of a majority of the outstanding Class B Securities (except to the extent that the holders of a majority of the outstanding Class B Securities have waived such voting right) and Class C Securities (except to the extent that the holders of a majority of the outstanding Class C Securities have waived such voting right), each voting separately as a class, or, if only one of the Class B Securities or Class C Securities is then outstanding, the vote of the holders of a majority of such Class B Securities or Class C Securities, shall be required to approve:

                (I) The merger, consolidation, dissolution or liquidation of the Corporation or any Subsidiary, or any transaction having the same effect;

                (II) Except pursuant to (1) employee stock option and similar incentive plans approved by the Board and the holders of a majority of each class of High Vote Stock or (2) a conversion or exchange right set forth in this Certificate of Incorporation or similar constitutive documents of any Subsidiary, or in the Stockholders' Agreement, the issuance, authorization, cancellation, alteration, modification, redemption or any change in, of, or to, any Common Stock, Preferred Stock or other equity security of the Corporation or any Subsidiary, or any option, put, call or warrant with respect to the foregoing;

                (III) The transfer or other disposition of, or placing any Encumbrance (other than Permitted Encumbrances) on, any material asset of the Corporation or any Subsidiary (other than disposition of inventory or obsolete assets of the Corporation or any Subsidiary);

                (IV) Any transaction involving (i) the Corporation or any Subsidiary as a result of which the Corporation or any Subsidiary, alone or with its Affiliates, acquires control over any other Person; or (ii) any related series or combination of transactions having or which will have, directly or indirectly, the same effect as any of the foregoing;

                (V) The establishment of any entity (or the creation of any entity owned jointly with any other party) by the Corporation or any Subsidiary and the adoption of, and any material changes to, any Subsidiary's method of doing business;

                (VI) The adoption of any Business Plan for an Operating Entity and the approval of any modification of any line item or other provision in any Business Plan in respect of any Operating Entity.

                (VII) The adoption of any strategic plan and business projections for the Corporation or any Subsidiary and approval, rescission or amendment of any strategic decision material to the conduct of the business of the Corporation or any Subsidiary;

                (VIII) The establishment of, or making any significant modification to, the investment and/or cash management policies of the Corporation or any Subsidiary;

                (IX) The approval of the discontinuation of any material activity engaged in from time to time by the Corporation or any Subsidiary;

                (X) The approval of the entering into of any partnership, joint venture or consortium with any other Person by the Corporation or any Subsidiary;

                (XI) The entry into agreements by the Corporation or any Subsidiary outside of the ordinary course of business; and

                (XII) The approval of the filing for bankruptcy of or any decision not to take action to prevent a filing for bankruptcy or not to oppose an involuntary filing for bankruptcy or other winding up of the Corporation or any Subsidiary.

          (ii) Dividends and Distributions.

             (A) Subject to the preferences applicable to the Preferred Stock outstanding at any time, if any, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board from time to time out of assets or funds of the Corporation legally available therefor; provided, that, subject to the provisions of this Section, the Corporation shall not pay dividends or make distributions to any holders of any class of Common Stock unless simultaneously with such dividend or distribution, as the case may be, the Corporation makes the same dividend or distribution with respect to each outstanding share of Common Stock regardless of class.

             (B) In the case of dividends or other distributions payable in Class A Common Stock, Class B Common Stock or Class C Common Stock, including distributions pursuant to stock splits or divisions of Class A Common Stock, Class B Common Stock or Class C Common Stock which occur after the first date upon which the Corporation has issued shares of any of Class A Common Stock, Class B Common Stock or Class C Common Stock, only shares of Class A Common Stock shall be distributed with respect to Class A Common Stock, only shares of Class B Common Stock shall be distributed with respect to Class B Common Stock, and only shares of Class C Common Stock shall be distributed with respect to Class C Common Stock. In the case of any such dividend or distribution payable in shares of Class A Common Stock, Class B Common Stock or Class C Common Stock, the number of shares of each class of Common Stock payable per share of each such class of Common Stock shall be equal in number.

             (C) In the case of dividends or other distributions consisting of other voting securities of the Corporation or of voting securities of any Person that is a Wholly Owned Affiliate of the Corporation, the Corporation shall declare and pay such dividends in three separate classes of such voting securities, identical in all respects, except that: (1) the voting rights of each such security paid to the holders of Class B Common Stock and Class C Common Stock, when compared to the voting rights of each such security paid to the holders of Class A Common Stock, shall have voting rights determined pursuant to the same formula as provided in Clause (b)(i)(A) of Article FOURTH above; (2) such security paid to the holders of Class B Common Stock shall convert into the security paid to the holders of Class A Common Stock upon the same terms and conditions then applicable to the conversion of Class B Common Stock into Class A Common Stock and shall have the same restrictions on transfer and ownership applicable to the transfer and ownership of Class B Common Stock; and (3) such security paid to the holders of Class C Common Stock shall convert into the security paid to the holders of Class A Common Stock upon the same terms and conditions then applicable to the conversion of Class C Common Stock into Class A Common Stock and shall have the same restrictions on transfer and ownership applicable to the transfer and ownership of Class C Common Stock. In the case of any such dividend or distribution payable in other voting securities of the Corporation or any Wholly Owned Affiliate of the Corporation, the number of shares or other interest of such voting securities payable per share of each such class of Common Stock shall be equal in number.

             (D) In the case of dividends or other distributions consisting of securities convertible into, or exchangeable for, voting securities of the Corporation or voting securities of any Person that is a Wholly Owned Affiliate of the Corporation, the Corporation shall provide that such convertible or exchangeable securities and the underlying securities be identical in all respects (including, without limitation, the conversion or exchange rate), except that: (1) the voting rights of each security underlying the convertible or exchangeable security paid to the holders of Class B Common Stock and Class C Common Stock, when compared to the voting rights of each security underlying the convertible or exchangeable security paid to the holders of the Class A Common Stock, be determined pursuant to the same formula as provided in Clause (b)(i)(A) of Article FOURTH above; (2) such underlying securities paid to the holders of the Class B Common Stock shall convert into the underlying securities paid to the holders of Class A Common Stock upon the same terms and conditions then applicable to the conversion of Class B Common Stock into Class A Common Stock and shall have the same restrictions on transfer and ownership applicable to the transfer and ownership of the Class B Common Stock; and (3) such underlying securities paid to the holders of the Class C Common Stock shall convert into the underlying securities paid to the holders of Class A Common Stock upon the same terms and conditions then applicable to the conversion of Class C Common Stock into Class A Common Stock and shall have the same restrictions on transfer and ownership applicable to the transfer and ownership of the Class C Common Stock. In the case of any such dividend or distribution payable in other voting securities of the Corporation or any Wholly Owned Affiliate of the Corporation, the number of shares or other interest of such voting securities payable per share of each such class of Common Stock shall be equal in number.

          (iii) Conversion of High Vote Common Stock.

             (A) Optional Conversion by the Holder. Each holder of High Vote Common Stock shall be entitled to convert, at any time and from time to time, any or all of the shares of such holder's High Vote Common Stock on a one-for-one basis, into the same number of fully paid and non-assessable shares of Class A Common Stock. Such right shall be exercised by the surrender to the Corporation of the certificate or certificates representing the shares of High Vote Common Stock to be converted at any time during normal business hours at the principal executive offices of the Corporation or at the office of the Corporation's transfer agent (the "Transfer Agent"), accompanied by a written notice of the holder of such shares stating that such holder desires to convert such shares, or a stated number of the shares represented by such certificate or certificates, into an equal number of shares of Class A Common Stock, and (if so required by the Corporation or the Transfer Agent) by instruments of transfer, in form satisfactory to the Corporation and to the Transfer Agent, duly executed by such holder or such holder's duly authorized attorney, and transfer tax stamps or funds therefor, if required pursuant to Article FOURTH, Clause
        (b)(iii)(H) below.

             (B) Automatic Conversion Upon Transfer.

                (1) Each share of High Vote Common Stock transferred, directly or indirectly, by one or more Parent Entities (or any Permitted Transferee) to one or more Persons other than a Permitted Transferee shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock upon such disposition, provided that no such conversion shall occur solely as a result of the pledge, hypothecation or other similar financing transaction of any High Vote Common Stock by a Parent Entity so long as the transferring Parent Entity continues to have the sole and exclusive authority and right to vote the shares subject to such pledge, hypothecation or other financing transaction. Notwithstanding the foregoing, any share of High Vote Common Stock transferred by a Parent Entity (or any Permitted Transferee) pursuant to the provisions of the preceding sentence shall, if such transfer is to any Person other than a Parent Entity or a Wholly Owned Affiliate of a Parent Entity, automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock (A) upon such transfer, unless the applicable Parent Entity obtains from such transferee a voting agreement and voting proxy, each in form and substance satisfactory to the Corporation and the other Parent Entity (if such other Parent Entity then holds any High Vote Stock), pursuant to which the transferee agrees to grant to the appropriate Parent Entity the right to vote all shares of High Vote Common Stock transferred to such Person, such vote to be at the sole discretion of the appropriate Parent Entity, (B) upon the termination of, or the occurrence of any event invalidating or modifying in any material respect the voting provisions contained in, any voting agreement or voting proxy entered into pursuant to the provisions of the preceding Clause (A), and (C) solely with respect to a transfer to an Employee of a Parent Entity and/or one or more Cisneros Family members, if (i) such transfer, (1) WITH RESPECT to TRANSFERS BY AOL and ITS PERMITTED TRANSFEREES, EITHER INDIVIDUALLY or WHEN AGGREGATED WITH ALL PRIOR TRANSFERS OF SERIES D PREFERRED STOCK AND HIGH VOTE STOCK TO EMPLOYEES OF AOL, EXCEEDS 20,371,667 SHARES (AS SUCH NUMBER SHALL BE EQUITABLY ADJUSTED FOR ANY STOCK SPLIT, STOCK DIVIDEND, REVERSE STOCK SPLIT, RECLASSIFICATION OR SIMILAR TRANSACTION, AND ASSUMING FOR PURPOSES OF SUCH CALCULATION THAT (X) ALL SHARES OF SERIES D PREFERRED STOCK SO TRANSFERRED ARE CONVERTED INTO HIGH VOTE COMMON STOCK AT THE SERIES D CONVERSION RATIO AND (Y) ALL SHARES OF HIGH VOTE PREFERRED STOCK SO TRANSFERRED ARE CONVERTED INTO HIGH VOTE COMMON STOCK AT THE APPLICABLE CONVERSION RATIO) AND (2) WITH RESPECT TO TRANSFERS BY ODC AND ITS PERMITTED TRANSFEREES, EITHER INDIVIDUALLY OR WHEN AGGREGATED WITH ALL PRIOR TRANSFERS OF SERIES E PREFERRED STOCK AND HIGH VOTE STOCK TO EMPLOYEES OF ODC AND Cisneros Family members, exceeds 19,972,382 SHARES (AS SUCH number SHALL BE EQUITABLY ADJUSTED FOR ANY STOCK SPLIT, STOCK DIVIDEND, REVERSE STOCK SPLIT, RECLASSIFICATION OR SIMILAR TRANSACTION, AND ASSUMING FOR PURPOSES of such CALCULATION THAT (X) ALL SHARES OF SERIES E PREFERRED STOCK SO TRANSFERRED ARE CONVERTED INTO HIGH VOTE COMMON STOCK AT THE SERIES E CONVERSION RATIO AND (Y) ALL SHARES OF HIGH VOTE PREFERRED STOCK SO TRANSFERRED ARE CONVERTED INTO HIGH VOTE COMMON STOCK AT THE APPLICABLE CONVERSION RATIO) or (ii) such person ceases to be an Employee of the transferring Parent Entity. For purposes of the foregoing, AOL shall be the appropriate Parent Entity with respect to any transfers of Class B Common Stock and ODC shall be the appropriate Parent Entity with respect to any transfers of Class C Common Stock. A copy of every voting agreement and voting proxy entered into in accordance with the provisions hereof, and all amendments thereto or modifications thereof, must be filed with the Corporation promptly after its execution. Notwithstanding the foregoing, (y) if any Permitted Transferee ceases to qualify as a Permitted Transferee at anytime following the transfer of the High Vote Common Stock, then each share of the High Vote Common Stock transferred to such Permitted Transferee shall automatically convert, at the time that the transferee ceases to so qualify, into one (1) fully paid and non-assessable share of Class A Common Stock; and (z) no transfer of High Vote Common Stock may be made, and any such transfer shall not be deemed to be valid by the Corporation, if such transfer would, when combined with all other transfers of such High Vote Common Stock previously consummated, require the Corporation to register the Class B Common Stock and/or Class C Common Stock under the Securities Exchange Act of 1934, as amended. Determinations as to the occurrence of events listed in this Clause (b)(iii)(B) of Article FOURTH shall be made by a majority of the Board of Directors, subject to the provisions of Clause (c) of Article FIFTH regarding the approval of actions with stockholders.


                (2) In addition, if any Person other than a Permitted Transferee otherwise acquires any direct or indirect ownership interest in a share of High Vote Common Stock, such share of High Vote Common Stock automatically shall convert into one (1) fully paid and non-assessable share of Class A Common Stock upon such Person acquiring such ownership interest, provided that no such conversion shall occur solely as a result of the pledge, hypothecation or other similar financing transaction of any Class B Common Stock or Class C Common Stock by a

           Parent Entity or any Permitted Transferee so long as the appropriate Parent Entity continues to have the sole and exclusive authority and right to vote the shares subject to such pledge, hypothecation or other financing transaction. For purposes of the foregoing, AOL shall be the appropriate Parent Entity with respect to any pledges, hypothecations or other similar financing transactions with respect to any Class B Common Stock and ODC shall be the appropriate Parent Entity with respect to any pledges, hypothecations or other similar financing transactions with respect to any Class C Common Stock.


             (C) If at any time AOL, its Wholly Owned Affiliates and its Employees OWN LESS THAN 50,929,167 SHARES OF CLASS B COMMON STOCK in the aggregate (including shares of Class B Common Stock issuable upon conversion of then outstanding shares of Series B Preferred Stock, in each case as adjusted to negate any reduction in the number of shares of Class B Common Stock and/or Series B Preferred Stock owned by AOL resulting from the admission of a Strategic Partner approved by the Special Committee pursuant to Article FIFTH, Clause (d) and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction) (a "Class B Triggering Event"), then each share of Class B Common Stock then issued and outstanding, including shares issuable upon the conversion of Series B Preferred Stock in connection with the occurrence of the Class B Triggering Event, shall thereupon be converted automatically as of such date into one (1) fully paid and non-assessable share of Class A Common Stock. Upon the determination by the Corporation that such automatic conversion has occurred, notice of such automatic conversion shall be given by the Corporation as soon as practicable thereafter by means of a press release and written notice to all holders of Class B Common Stock, and the Secretary of the Corporation shall be instructed to, and shall promptly, request from each holder of Class B Common Stock that each such holder promptly deliver, and each such holder shall promptly deliver, the certificate representing each such share of Class B Common Stock to the Corporation for exchange hereunder, together with instruments of transfer, in form satisfactory to the Corporation and the Transfer Agent, duly executed by such holder or such holder's duly authorized attorney, and together with transfer tax stamps or funds therefor, if required pursuant to Article FOURTH, Clause (b)(iii)(H) below. Effective upon a Class B Triggering Event, the term of any then serving Class B Directors shall terminate, and the size of the Board and any committee of the Board on which any such director serves shall be decreased by the number of Class B Directors then serving thereon.



             (D) If at any time ODC, its Wholly Owned Affiliates, members of the Cisneros Family and ODC Employees OWN LESS THAN 49,930,955 SHARES OF CLASS C COMMON STOCK in the aggregate (including shares of Class C Common Stock issuable upon conversion of then outstanding shares of Series C Preferred Stock, in each case as adjusted to negate any reduction in the number of shares of Class C Common Stock and/or Series C Preferred Stock owned by ODC resulting from the admission of a Strategic Partner approved by the Special Committee pursuant to Article FIFTH, Clause (d) and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction) (a "Class C Triggering Event"), then each share of Class C Common Stock then issued and outstanding, including shares issuable upon the conversion of Series C Preferred Stock in connection with the occurrence of the Class C Triggering Event, shall thereupon be converted automatically as of such date into one (1) fully paid and non-assessable share of Class A Common Stock. Upon the determination by the Corporation that such automatic conversion has occurred, notice of such automatic conversion shall be given by the Corporation as soon as practicable thereafter by means of a press release and written notice to all holders of Class C Common Stock, and the Secretary of the Corporation shall be instructed to, and shall promptly, request from each holder of Class C Common Stock that each such holder promptly deliver, and each such holder shall promptly deliver, the B-15 certificate representing each such share of Class C Common Stock to the Corporation for exchange hereunder, together with instruments of transfer, in form satisfactory to the Corporation and the Transfer Agent, duly executed by such holder or such holder's duly authorized attorney, and together with transfer tax stamps or funds therefor, if required pursuant to Article FOURTH, Clause (b)(iii)(H) below. Effective upon a Class C Triggering Event, the term of any then serving Class C Directors shall terminate, and the size of the Board and any committee of the Board on which any such director serves shall be decreased by the number of Class C Directors then serving thereon.

             (E) As promptly as practicable following the surrender for conversion of a certificate representing shares of High Vote Common Stock in the manner provided in Article FOURTH, Clauses (b)(iii)(A),
        (B), (C) or (D) above, and the payment in cash of any amount required by the provisions of Article FOURTH, Clause (b)(iii)(H) below, the Corporation will deliver or cause to be delivered at the office of the Transfer Agent, a certificate or certificates representing the number of full shares of Class A Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the event causing the conversion occurs. Upon the date any such conversion is deemed made or effected, all rights of the holder of such shares of High Vote Common Stock as such holder shall cease, and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock; provided, however, that if any such surrender and payment occurs on any date when the stock transfer books of the Corporation shall be closed, the person or persons in whose name or names the certificate or certificates representing shares of Class A Common Stock are to be issued shall be deemed the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which the stock transfer books are open.

             (F) Upon any reclassification or other similar transaction that results in the shares of Class A Common Stock being converted into or exchanged for another security, holders of High Vote Common Stock shall be entitled to receive upon conversion or exchange of such High Vote Common Stock the amount of such security that such holder would have received if such conversion or exchange had occurred immediately prior to the record date of such reclassification or other similar transaction. No adjustments in respect of dividends shall be made upon the conversion or exchange of any share of High Vote Common Stock; provided, however, that if a share of High Vote Common Stock shall be converted or exchanged subsequent to the record date for the payment of a dividend or other distribution on shares of High Vote Common Stock but prior to such payment, then the registered holder of such share at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on such share on such date notwithstanding the conversion or exchange thereof or the default in payment of the dividend or distribution due on such date.

             (G) The Corporation covenants that it shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock solely for the purpose of issuance upon conversion of the outstanding shares of High Vote Stock, such number of shares of Class A Common Stock that shall be issuable upon the conversion of all such outstanding shares of High Vote Stock; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of High Vote Stock by delivery of purchased shares of Class A Common Stock which are held in the treasury of the Corporation. The Corporation covenants that if any shares of Class A Common Stock require registration with or approval of any Governmental Authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion of any High Vote Stock, the Corporation shall cause such shares to be duly registered or approved, as the case may be. The Corporation shall use its best efforts to list or otherwise qualify for trading the shares of Class A

        Common Stock required to be delivered upon conversion or exchange prior to such delivery upon each national securities exchange, automated quotation system or other market upon which the outstanding Class A Common Stock is listed or qualified for trading at the time of such delivery. The Corporation covenants that all shares of Class A Common Stock that shall be issued upon conversion of the shares of High Vote Stock will, upon issue, be validly issued, fully paid and non-assessable.

             (H) The issuance of certificates for shares of Class A Common Stock upon conversion of shares of High Vote Common Stock shall be made without charge to the holders of such shares for any stamp or other similar tax in respect of such issuance; provided, however, that if any such certificate is to be issued in a name other than that of the holder of the share or shares of High Vote Common Stock being converted, then the Person or Persons requesting the issuance thereof shall pay to the Corporation the amount of any tax that may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.

             (I) Shares of High Vote Common Stock that are converted into shares of Class A Common Stock as provided herein shall continue to be authorized shares of Class B Common Stock or Class C Common Stock, as the case may be, and available for reissue by the Corporation; provided, however, that no shares of High Vote Common Stock shall be reissued except as expressly permitted by Article FOURTH, Clause (b)(ii) above or Article FOURTH, Clause (b)(iv) below.

          (iv) Stock Splits. The Corporation shall not in any manner subdivide (by any stock split, stock dividend, reclassification, recapitalization or otherwise) or combine (by reverse stock split, reclassification, recapitalization or otherwise) the outstanding shares of one class of Common Stock unless the outstanding shares of all classes of Common Stock shall be proportionately subdivided or combined.


          (v) Liquidation Rights. Upon any dissolution, liquidation or winding-up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after making provision for the holders of the High Vote Preferred Stock and each additional series of Preferred Stock, if any then outstanding, the remaining assets and funds of the Corporation, if any, shall be divided among and paid to the respective holders of the Common Stock and High Vote Preferred Stock AND TO THE HOLDERS OF ANY OTHER STOCK RANKING ON A PARITY WITH THE COMMON STOCK, ratably in proportion to the number of shares of Common Stock they then hold assuming, for purposes of such calculation, that all outstanding shares of High Vote Preferred Stock are converted into shares of High Vote Common Stock at the then applicable Conversion Ratio as of the date immediately preceding such distribution.


          (vi) No Preemptive Rights. The holders of shares of Common Stock are not entitled to any preemptive right to subscribe for, purchase or receive any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of bonds, debentures or other securities convertible into or exchangeable for stock.

     (c) Preferred Stock. Subject to the voting and approval procedures set forth in Article FOURTH, clause (b) and Article FIFTH, Clause (d) of this Certificate of Incorporation and in Article III of the By-laws, the Board is hereby expressly granted authority to authorize in accordance with law from time to time the issue of one or more series of Preferred Stock in addition to the Series B Preferred Stock and Series C Preferred Stock, and with respect to any such series to fix by resolution or resolutions the numbers of shares, powers, designations, preferences and relative, participating, optional or other special rights of such series and the qualifications, limitations or restrictions thereof and to establish the price and consideration to be received therefor, as well as all other matters applicable thereto as may be fixed or established pursuant to any such resolution in accordance with the provisions of the GCL.

     The preferences, privileges and restrictions granted to or imposed upon the Series B Preferred Stock and Series C Preferred Stock, or the holders thereof, are as follows:

          (i) Designation and Amount.

             (A) Series B Preferred Stock. The number of shares constituting the Series B Preferred Stock shall be 150,000,000 (One Hundred Fifty Million). Such number of shares may be increased or decreased in accordance with the other provisions of this Article FOURTH, provided, however, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation and convertible into or exchangeable for Series B Preferred Stock.

             (B) Series C Preferred Stock. The number of shares constituting the Series C Preferred Stock shall be 150,000,000 (One Hundred Fifty Million). Such number of shares may be increased or decreased in accordance with the other provisions of this Article FOURTH, provided, however, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation and convertible into or exchangeable for Series C Preferred Stock.

             (C) Pursuant to the authority conferred by this Article FOURTH, the following series of Preferred Stock have been designated, each such series consisting of such number of shares, with such powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as are stated and expressed in the exhibit with respect to such series attached hereto as specified below and incorporated herein by reference:

               Exhibit A  Series D Redeemable Convertible Preferred Stock and
                          Series E Redeemable Convertible Preferred Stock

          (ii) Dividends and Distributions.


             (A) Preferred Stock Dividends. Subject to the GCL and the provisions of this Certificate of Incorporation, the holders of shares of High Vote Preferred Stock, in preference to the holders of shares of Common Stock and of any other capital stock of the Corporation ranking junior to the High Vote Preferred Stock as to payment of dividends, shall be entitled to receive, when and as declared by the Board, out of funds legally available therefor, cumulative dividends at the annual per share rate of three percent (3%) of the per share Liquidation Preference. Dividends on EACH SHARE OF High Vote Preferred Stock shall accrue daily from the date of issuance of SUCH SHARE OF High Vote Preferred Stock; PROVIDED, THAT IF ANY SHARES OF ANY SERIES OF HIGH VOTE PREFERRED STOCK HAVE BEEN OR ARE ISSUED UPON CONVERSION OF ANY OTHER SHARE OF CAPITAL STOCK OF THE CORPORATION (INCLUDING WITHOUT LIMITATION THE SERIES D PREFERRED STOCK and THE SERIES E PREFERRED STOCK), AND ANY DIVIDENDS ARE THEN ACCRUED ON SUCH CONVERTED SHARES, THERE SHALL BE DEEMED ACCRUED ON EACH SHARE OF SUCH SERIES OF HIGH VOTE PREFERRED STOCK AN ADDITIONAL AMOUNT EQUAL TO THE AGGREGATE OF SUCH ACCRUED DIVIDENDS ON SUCH OTHER SHARES OF CAPITAL STOCK DIVIDED BY THE TOTAL NUMBER OF SHARES OF SUCH SERIES OF HIGH VOTE PREFERRED STOCK OUTSTANDING IMMEDIATELY FOLLOWING SUCH CONVERSION. ALL SUCH DIVIDENDS shall be payable annually in arrears; provided, that EACH such dividend shall not be payable in cash, and instead shall be payable solely in additional shares of the Corporation's Series B Preferred Stock and Series C Preferred Stock, as applicable, with the value of such additional shares equal, for such purposes, to the Fair Market Value, on the date of such dividends, of a share of Class A Common Stock which is ultimately issuable upon conversion of the High Vote Common Stock issuable upon conversion of the High Vote Preferred Stock. The amount of dividends payable for the initial dividend period and any period shorter than a full quarterly period during which shares are outstanding shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period in which payable. No fractional shares of High Vote Preferred Stock shall be issued in respect of any such dividend, and the number of shares issuable to any holder who otherwise would be issued a fractional share shall be rounded down to the nearest whole number of shares and the Corporation shall make a cash payment to such Holder in an amount equal to such fraction multiplied by the Fair Market Value of one share OF CLASS A COMMON STOCK MULTIPLIED BY THE THEN APPLICABLE CONVERSION RATIO.


             (B) Dividend Restrictions. Unless all accrued dividends on the High Vote Preferred Stock pursuant to this Clause (c)(ii) of Article FOURTH shall have been paid or declared, no dividend shall be paid or declared, and no distribution shall be made on any Common Stock or any class or series of capital stock ranking junior to the High Vote Preferred Stock. If dividends are declared with respect to the Common Stock or any class or series of capital stock ranking junior to the High Vote Preferred Stock and the foregoing condition is satisfied, then holders of High Vote Preferred Stock shall be entitled to receive a dividend equivalent to that which would have been payable had the High Vote Preferred Stock been converted into shares of Common Stock immediately prior to the record date for payment of the dividends on the Common Stock and no such dividend on Common Stock shall be paid unless and until such dividend also shall have been paid on the High Vote Preferred Stock. No dividends or other distributions shall be authorized, declared, paid or set apart for payment on any class or series of the Corporation's stock heretofore or hereafter issued ranking, as to dividends, on a parity with or junior to the High Vote Preferred Stock for any period unless full cumulative dividends have been, or contemporaneously are, authorized, declared or paid on the High Vote Preferred Stock. The restrictions contained in this Clause
        (c)(ii)(B) shall not apply to any dividend or distribution in respect of which an adjustment has been, or simultaneously is being, made pursuant to the provisions of Clause (c)(v)(D) of this Article FOURTH.

          (iii) Liquidation, Dissolution or Winding-Up.


             (A) Preferred Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment of all amounts owing to holders of capital stock ranking senior to the High Vote Preferred Stock, the holders of shares of High Vote Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of the Common Stock or any class or series of capital stock ranking junior to the High Vote Preferred Stock by reason of their ownership thereof, an amount of $2.7268 per share OF SERIES B PREFERRED STOCK AND $2.7272 PER SHARE OF SERIES C PREFERRED STOCK (collectively, the "Liquidation Preference"), in each case plus an amount equal to all accrued but unpaid dividends, if any, to the date of winding up, whether or not declared ("ACCRUED DIVIDENDS"), on the High Vote Preferred Stock. If upon such liquidation, distribution or winding-up of the Corporation, whether voluntary or involuntary, the assets available to be distributed to the holders of High Vote Preferred Stock are insufficient to permit payment in full OF THE LIQUIDATION PREFERENCE TOGETHER WITH ACCRUED DIVIDENDS ON THE HIGH VOTE PREFERRED STOCK to such holders, then such assets shall be distributed FIRST, ratably among THE HOLDERS OF THE SERIES B PREFERRED STOCK UNTIL SUCH TIME AS THEY SHALL HAVE RECEIVED $0.5718 PER SHARE, AND THEREAFTER RATABLY AMONG ALL OF the holders of High Vote PREFERRED STOCK IN THE RATIO OF $2.1550 PLUS FULL ACCRUED DIVIDENDS ON THE SERIES B PREFERRED STOCK PER SHARE OF SERIES B PREFERRED STOCK AND $2.7272 PLUS FULL ACCRUED DIVIDENDS ON THE SERIES C PREFERRED STOCK PER SHARE OF SERIES C Preferred Stock.



             (B) Remaining Liquidating Distribution. After payment OR PROVISION FOR PAYMENT OF ALL DEBTS AND LIABILITIES OF THE CORPORATION has been made AND AFTER PAYMENT in full OF THE LIQUIDATION PREFERENCES DUE and OWING (I) to THE holders of capital stock of the Corporation ranking senior to the High Vote Preferred Stock, if any, (II) PURSUANT TO CLAUSE
        (C)(III)(A) OF ARTICLE FOURTH ABOVE, (III) TO THE RESPECTIVE HOLDERS OF ANY CAPITAL STOCK RANKING ON PARITY WITH THE HIGH VOTE PREFERRED STOCK, AND (IV) TO THE RESPECTIVE

        HOLDERS OF ANY CAPITAL STOCK RANKING JUNIOR TO THE HIGH VOTE PREFERRED STOCK (AND ANY SUCH PARITY STOCK) BUT SENIOR TO THE COMMON STOCK, or the Corporation shall have set aside funds sufficient for such payments in trust for the account of such holders so as to be available for such payment, all remaining assets available for distribution, IF ANY, shall be distributed to the HOLDERS of the Common Stock and High Vote Preferred Stock AND to the HOLDERS OF any other stock ranking on a parity with the Common Stock, EACH RATABLY IN PROPORTION TO THE NUMBER OF SHARES OF COMMON STOCK OR SUCH OTHER PARITY STOCK THEY THEN HOLD, assuming, for purposes of such calculation, that all outstanding shares of High Vote Preferred Stock are converted into shares of High Vote Common Stock at the then applicable Conversion Ratio as of the date immediately preceding such distribution.


          (iv) Voting Rights. Each holder of shares of High Vote Preferred Stock shall be entitled to notice of every stockholders' meeting and to vote on any and all matters on which the Common Stock and/or High Vote Common Stock may be voted. Each share of High Vote Preferred Stock shall be entitled at any such meeting (or in connection with any consent to be executed in lieu of any such meeting) to the number of votes per share determined as if such share of High Vote Preferred Stock had been converted into shares of the class of High Vote Common Stock into which such High Vote Preferred Stock is then convertible at the then applicable Conversion Ratio. Unless otherwise provided in this Certificate of Incorporation or required by law, each holder of each series of High Vote Preferred Stock shall:

             (A) vote together with the holders of the class of High Vote Common Stock into which such High Vote Preferred Stock is then convertible, if any shares of such class of High Vote Common Stock are then outstanding, as a single class on all matters submitted to a vote of the holders of such class of High Vote Common Stock, including, without limitation the election of directors and with respect to the matters set forth in Clause (b)(i)(B) of this Article FOURTH,

             (B) vote as a separate class on all matters that would be submitted to a vote of the holders of the class of High Vote Common Stock into which such High Vote Preferred Stock is then convertible, if no shares of such class of High Vote Common Stock are then outstanding, and

             (C) vote together with the holders of Common Stock as a single class on all matters submitted to a vote of the holders of Common Stock generally.

          (v) Conversion. The holders of High Vote Preferred Stock shall have conversion rights as follows:

             (A) Right of Holder to Convert; Automatic Conversion.

                (1) Series B Preferred Stock. Each issued and outstanding share of Series B Preferred Stock shall initially be convertible, at the option of the holder thereof, at any time and without the payment of any additional consideration therefor, into one (1) fully paid and nonassessable share of Class B Common Stock (the "Series B Conversion Ratio"). The initial Series B Conversion Ratio shall be subject to adjustment (in order to adjust the number of shares of Class B Common Stock into which the Series B Preferred Stock is convertible) as herein provided. In addition, each issued and outstanding share of Series B Preferred Stock automatically shall be converted into shares of Class B Common Stock at the then applicable Series B Conversion Ratio upon the occurrence of a Class B Triggering Event.

                (2) Series C Preferred Stock. Each issued and outstanding share of Series C Preferred Stock shall initially be convertible, at the option of the holder thereof, at any time and without the payment of any additional consideration therefor, into one (1) fully paid and nonassessable share of Class C Common Stock (the "Series C Conversion Ratio"). The initial Series C Conversion Ratio shall be subject to adjustment (in order to adjust the number of shares of Class C Common Stock into which the Series C Preferred Stock is convertible) as herein provided. In addition, each issued and outstanding share of Series C Preferred Stock automatically shall be converted into shares of Class C Common Stock at the then applicable Series C Conversion Ratio upon the occurrence of a Class C Triggering Event.


             (3) Automatic Conversion Upon Transfer. Each share of High Vote Preferred Stock transferred, directly or indirectly, by one or more Parent Entities (or any Permitted Transferee) to one or more Persons other than a Permitted Transferee shall automatically upon such transfer convert into that number of fully paid and non-assessable shares of the High Vote Common Stock into which it is then convertible, at the then applicable Conversion Ratio, and each such share of High Vote Common Stock immediately and automatically thereafter shall convert into one
        (1) fully paid and non-assessable share of Class A Common Stock, provided that no such conversion shall occur solely as a result of the pledge, hypothecation or other similar financing transaction of any High Vote Preferred Stock by a Parent Entity or any Permitted Transferee so long as the transferring Parent Entity continues to have the sole and exclusive authority and right to vote the shares subject to such pledge, hypothecation or other financing transaction. Notwithstanding the foregoing, any share of High Vote Preferred Stock transferred by a Parent Entity (or any Permitted Transferee) pursuant to the provisions of the preceding sentence shall, if such transfer is to any Person other than a Parent Entity or a Wholly Owned Affiliate of a Parent Entity, automatically convert into that number of fully paid and non-assessable shares of the High Vote Common Stock into which it is then convertible at the then applicable Conversion Ratio, and each such share of High Vote Common Stock immediately and automatically thereafter shall convert into one (1) fully paid and non-assessable share of Class A Common Stock
        (A) upon such transfer, unless the applicable Parent Entity obtains from such transferee a voting agreement and voting proxy, each in form and substance satisfactory to the Corporation and the other Parent Entity (if such other Parent Entity then holds any High Vote Stock), pursuant to which the transferee agrees to grant to the appropriate Parent Entity the right to vote all shares of High Vote Preferred Stock transferred to such Person at the sole discretion of the appropriate Parent Entity, (B) upon the termination of, or the occurrence of any event invalidating or modifying in any material respect the voting provisions contained in, any voting agreement or voting proxy entered into pursuant to the provisions of the preceding Clause (A), and (C) solely with respect to a transfer to an Employee of a Parent Entity and/or ONE OR MORE Cisneros Family members, if (i) such transfer (1) with RESPECT to TRANSFERS BY AOL and ITS PERMITTED TRANSFEREES, EITHER INDIVIDUALLY or WHEN AGGREGATED WITH ALL PRIOR TRANSFERS OF SERIES D PREFERRED STOCK AND HIGH VOTE STOCK TO EMPLOYEES OF AOL, EXCEEDS 20,371,667 SHARES (AS SUCH NUMBER SHALL BE EQUITABLY ADJUSTED FOR ANY STOCK SPLIT, STOCK DIVIDEND, REVERSE STOCK SPLIT, RECLASSIFICATION OR SIMILAR TRANSACTION, AND ASSUMING FOR PURPOSES OF SUCH CALCULATION THAT (X) ALL SHARES OF SERIES D PREFERRED STOCK SO TRANSFERRED ARE CONVERTED INTO HIGH VOTE COMMON STOCK AT THE SERIES D CONVERSION RATIO AND (Y) ALL SHARES OF HIGH VOTE PREFERRED STOCK SO TRANSFERRED ARE CONVERTED INTO HIGH VOTE COMMON STOCK AT THE APPLICABLE CONVERSION RATIO) AND (2) WITH RESPECT TO TRANSFERS BY ODC AND ITS PERMITTED TRANSFEREES, EITHER INDIVIDUALLY OR WHEN AGGREGATED WITH ALL PRIOR TRANSFERS OF SERIES E PREFERRED STOCK AND HIGH VOTE STOCK TO EMPLOYEES OF ODC AND Cisneros Family members, exceeds 19,972,382 SHARES (AS SUCH number SHALL BE EQUITABLY ADJUSTED FOR ANY STOCK SPLIT, STOCK DIVIDEND, REVERSE STOCK SPLIT, RECLASSIFICATION OR SIMILAR TRANSACTION, AND ASSUMING FOR PURPOSES of such CALCULATION THAT
        (X) ALL SHARES OF SERIES E PREFERRED STOCK SO TRANSFERRED ARE CONVERTED INTO HIGH VOTE COMMON STOCK AT THE SERIES E CONVERSION RATIO AND (Y) ALL SHARES OF HIGH VOTE PREFERRED STOCK SO TRANSFERRED ARE CONVERTED INTO HIGH VOTE COMMON STOCK AT THE APPLICABLE CONVERSION RATIO) or (ii) such person ceases to be an Employee of the transferring Parent Entity. For purposes of the foregoing, AOL shall be the appropriate Parent Entity with respect to any transfers of Series B

           Preferred Stock and ODC shall be the appropriate Parent Entity with respect to any transfers of Series C Preferred Stock. A copy of every voting agreement and voting proxy entered into in accordance with the provisions hereof, and all amendments thereto or modifications thereof, must be filed with the Corporation promptly after the execution thereof. Notwithstanding the foregoing, (y) if any Permitted Transferee ceases to qualify as a Permitted Transferee at anytime following the transfer of the High Vote Preferred Stock, then each share of the High Vote Preferred Stock transferred to such Permitted Transferee shall automatically convert, at the time that the transferee ceases to so qualify, into that number of fully paid and non-assessable shares of the High Vote Common Stock into which it is then convertible at the then applicable Conversion Ratio, and each such share of High Vote Common Stock immediately and automatically thereafter shall convert into one (1) fully paid and non-assessable share of Class A Common Stock; and (z) no transfer of High Vote Preferred Stock may be made, and any such transfer shall not be deemed to be valid by the Corporation, if such transfer would, when combined with all other transfers of such High Vote Preferred Stock previously consummated, require the Corporation to register any of the Class B Securities and/or Class C Securities under the Securities Exchange Act of 1934, as amended. Determinations as to the occurrence of events listed in this Clause (c)(v)(A)(3) of Article FOURTH shall be made by a majority of the Board of Directors, subject to the provisions of Clause (c) of Article FIFTH regarding the approval of actions with stockholders. In addition, if any Person other than a Parent Entity, its Wholly Owned Affiliate, a Cisneros Family member or an Employee of ODC or AOL otherwise acquires any direct or indirect ownership interest in a share of High Vote Preferred Stock, such share of High Vote Preferred Stock automatically shall convert into that number of fully paid and non-assessable shares of the High Vote Common Stock into which it is then convertible at the then applicable Conversion Ratio, and each such share of High Vote Common Stock immediately and automatically thereafter shall convert into one
           (1) fully paid and non-assessable share of Class A Common Stock, in any event, upon such Person acquiring such ownership interest; provided that no such conversion shall occur solely as a result of the pledge, hypothecation or other similar financing transaction of any High Vote Preferred Stock by a Parent Entity or any Permitted Transferee so long as the appropriate Parent Entity continues to have the sole and exclusive authority and right to vote the shares subject to such pledge, hypothecation or other financing transaction. For purposes of the foregoing, AOL shall be the appropriate Parent Entity with respect to any pledges, hypothecations or other similar financing transactions with respect to any Series B Preferred Stock and ODC shall be the appropriate Parent Entity with respect to any pledges, hypothecations or other similar financing transactions with respect to any Series C Preferred Stock.

             (B) Fractional Shares. No fractional shares of Class B Common Stock or Class C Common Stock shall be issued upon conversion of the Series B Preferred Stock or Series C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the then applicable Series B Conversion Ratio or Series C Conversion Ratio (rounded to the nearest whole cent), as the case may be, multiplied by the Fair Market Value.

             (C) Mechanics of Conversion.

                (1) In order for a holder of High Vote Preferred Stock to voluntarily convert shares of High Vote Preferred Stock into shares of High Vote Common Stock, such holder shall surrender the certificate or certificates for such shares of High Vote Preferred Stock, at the office of the transfer agent for the High Vote Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the High Vote Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of High Vote Common Stock to be issued and the number of shares of High Vote

           Preferred Stock to be converted. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date for a voluntary conversion, and the date of the Class B or Class C Triggering Event or other automatic conversion, as applicable, shall be the conversion date for an automatic conversion (each, a "Conversion Date") and each conversion shall be deemed effective as of the close of business on the applicable Conversion Date. The Corporation shall, as soon as practicable after a Conversion Date, issue and deliver at such office to such holder of converted High Vote Preferred Stock, or to his, her or its nominees, a certificate or certificates for the number of shares of High Vote Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share or, if a Class B or Class C Triggering Event or other automatic conversion has occurred, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. In case the number of shares of High Vote Preferred Stock represented by the certificate or certificates surrendered pursuant to Clause
           (c)(v)(A) of Article FOURTH exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Preferred Stock or Series C Preferred Stock represented by such certificate or certificates surrendered but not converted. Notwithstanding anything to the contrary contained herein, at any time that shares of Class A Common Stock are to be issued as a result of an event causing the conversion of High Vote Preferred Stock, the affected shares of High Vote Preferred Stock shall automatically convert into the applicable class of High Vote Common Stock and immediately thereafter convert into Class A Common Stock without the necessity of the Corporation delivering to the holder a certificate to evidence the issuance of the High Vote Common Stock being automatically converted into Class A Common Stock and the Corporation shall only be required to deliver the certificate evidencing such shares of Class A Common Stock.

                (2) The Corporation shall at all times when the High Vote Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the High Vote Preferred Stock, such number of its duly authorized shares of High Vote Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding High Vote Preferred Stock; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion or exchange of the outstanding shares of High Vote Preferred Stock by delivery of purchased shares of High Vote Common Stock which are held in the treasury of the Corporation.

                (3) All shares of High Vote Preferred Stock surrendered for conversion or deemed automatically converted, as applicable, as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices, to vote and to accrual of dividends shall immediately cease and terminate at the close of business on the Conversion Date (except only the right of the holders thereof to receive shares of the applicable class of Common Stock in exchange therefor) and any shares of High Vote Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation from time to time shall take appropriate action to reduce the authorized shares of High Vote Preferred Stock accordingly.

                (4) Upon any such conversion, no adjustment to the then applicable Conversion Ratio shall be made for any declared but unpaid dividends on the shares of High Vote Preferred Stock surrendered for conversion or on the shares of Common Stock delivered upon conversion.

             (D) Adjustments to Conversion Ratio.

                (1) Special Definitions:


                    (aa) "Original Issue Date" shall mean AUGUST 7, 2000.


                    (bb) "Additional Shares of Common Stock" shall mean all
               shares of Common Stock issued (or, pursuant to Clause
               (c)(v)(D)(2) of Article FOURTH, deemed to be issued) by the Corporation after the Original Issue Date.

                (2) Issue of Securities Deemed Issue of Additional Shares of Common Stock. If the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                    (y) in the case of any such dividend or distribution,
               immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                    (z) in the case of any such subdivision, at the close of
               business on the date immediately prior to the date upon which such corporate action becomes effective.

           If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Conversion Ratio which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Ratio shall be adjusted pursuant to this Clause (c)(v)(D) of Article FOURTH as of the time of actual payment of such dividend.

                (3) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidations of Common Stock.

                    (aa) Stock Dividends, Distributions or Subdivisions. If the
               Corporation shall issue Additional Shares of Common Stock in the manner described in Clause (c)(v)(D)(2) of Article FOURTH in a stock dividend, stock distribution or subdivision, the Conversion Ratio in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately increased.

                    (bb) Combinations or Consolidations. If the outstanding
               shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Ratio in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

             (E) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to Clause
        (c)(v)(D) of Article FOURTH, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of High Vote Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of High Vote Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (1) such adjustments and readjustments, (2) the Conversion Ratio then in effect, and (3) the number of shares of Class B Common Stock and/or Class C Common Stock and the amount, if any, of other property, that then would be received upon the conversion of a share of High Vote Preferred Stock.

                (F) Notice of Record Date. If any of the following events occur:

                (1) the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                (2) the Corporation subdivides or combines its outstanding shares of Common Stock;

                (3) there occurs or is proposed to occur any reorganization, recapitalization or reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                (4) the involuntary or voluntary liquidation, dissolution, or winding-up of the Corporation;

           then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Preferred Stock, and shall cause to be mailed to the holders of the High Vote Preferred Stock at their addresses as shown on the records of the Corporation or such transfer agent, at least fifteen (15) days prior to the record date specified in (aa) below or thirty days before the date specified in (bb) below, a notice stating the following information:

                    (aa) the record date of such dividend, distribution,
               subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision, or combination are to be determined, or

                    (bb) the date on which such reclassification, consolidation, merger, sale, liquidation, dissolution or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, liquidation, dissolution or winding-up.

          (vi) Redemption.


             (A) Mandatory Redemption by the Corporation. THE Corporation shall redeem OUT OF FUNDS LEGALLY AVAILABLE all of the then outstanding shares of High Vote Preferred Stock pursuant to this Clause (c)(vi)(A) of Article FOURTH at the Redemption Price (the "Mandatory
        REDEMPTIONS") PURSUANT TO THE FOLLOWING SCHEDULE:



                (1) ON AUGUST 7, 2005, THE CORPORATION SHALL REDEEM 87.80 % OF THE SHARES OF EACH SERIES OF HIGH VOTE PREFERRED STOCK OUTSTANDING AS OF THE DATE OF THE APPLICABLE REDEMPTION NOTICE; AND



                (2) ON APRIL 2, 2006, THE CORPORATION SHALL REDEEM THE REMAINING SHARES OF EACH SERIES OF HIGH VOTE PREFERRED STOCK OUTSTANDING AS OF THE DATE OF THE APPLICABLE REDEMPTION NOTICE.



        EACH SUCH DATE IS REFERRED TO HEREIN AS A "REDEMPTION DATE." UPON ANY MANDATORY REDEMPTION, THE CORPORATION SHALL REDEEM FROM EACH HOLDER OF HIGH VOTE PREFERRED STOCK THEN OUTSTANDING THE APPLICABLE PERCENTAGE OR AMOUNT OF EACH SERIES OF HIGH VOTE PREFERRED STOCK THEN HELD BY SUCH HOLDER. The "Redemption Price" per share of High Vote Preferred Stock to be redeemed AT EACH MANDATORY REDEMPTION shall mean an amount in cash or shares of Class A Common Stock (valued at its then Fair Market Value), at the Corporation's option, equal to the sum of the Liquidation PREFERENCE attributable to such share plus an amount equal to all accrued but unpaid dividends attributable to such share AS OF THE APPLICABLE REDEMPTION DATE.

             (B) Mechanics of Redemption.


                  (1) Mandatory Redemption. In order to effect A Mandatory
             Redemption, the Corporation shall send a notice (a "Redemption Notice") to the address of record for all holders of shares of High Vote Preferred Stock, which Redemption Notice shall:



                    (aa) state that the Corporation is commencing A Mandatory
               Redemption,



                    (bb) state THE PERCENTAGE of the THEN outstanding shares of
               EACH SERIES OF High Vote Preferred Stock THAT will be redeemed,
               AND



                    (cc) state the Redemption Price, including the amount of
               accrued but unpaid dividends included in the Redemption Price and whether the Redemption Price will be paid in cash or shares of Class A Common Stock.



           Once the Redemption Notice is mailed to the holders at their addresses of record, the SPECIFIED PERCENTAGE OF shares of EACH SERIES OF High Vote Preferred Stock not converted on or prior to the Redemption Date shall be subject to redemption on the Redemption Date; PROVIDED, THAT A HOLDER OF HIGH VOTE STOCK MAY AVOID ANY SUCH MANDATORY REDEMPTION BY CONVERTING ON THE APPLICABLE REDEMPTION DATE, A NUMBER OF SHARES OF HIGH VOTE PREFERRED STOCK THAT EQUALS OR EXCEEDS THE APPLICABLE PERCENTAGE OF SHARES OF SUCH SERIES OF HIGH VOTE PREFERRED STOCK HELD BY SUCH HOLDER AS OF THE APPLICABLE REDEMPTION DATE. On EACH Redemption Date EACH HOLDER of shares of High Vote Preferred Stock then outstanding AND NOT SO CONVERTED shall surrender the certificate or certificates evidencing such shares of High Vote Preferred Stock TO BE REDEEMED THEREAT, duly endorsed, at the office of the Corporation or of any transfer agent for the High Vote Preferred Stock, and the Corporation shall pay such HOLDER the applicable Redemption Price AND DELIVER TO SUCH HOLDER, WITHOUT SERVICE CHARGE, A NEW CERTIFICATE OR CERTIFICATES OF THE APPLICABLE SERIES OF HIGH VOTE PREFERRED STOCK AS REQUESTED BY SUCH HOLDER IN THAT AGGREGATE NUMBER OF SHARES AS REPRESENTS THE PORTION OF THE CERTIFICATE(S) SO SURRENDERED AS TO WHICH A MANDATORY REDEMPTION HAS NOT BEEN MADE. EACH HOLDER OF HIGH VOTE PREFERRED STOCK MAY, IN CONNECTION WITH ANY MANDATORY REDEMPTION, ELECT WHICH OF THE SHARES OF HIGH VOTE PREFERRED STOCK THEN HELD BY SUCH HOLDER SHALL BE SUBMITTED FOR REDEMPTION ON THE APPLICABLE REDEMPTION DATE SO LONG THE AGGREGATE AMOUNT OF SHARES SO REDEEMED EQUALS THE AMOUNT CALLED IN RESPECT OF SUCH MANDATORY REDEMPTION. All shares of High Vote Preferred Stock SO REDEEMED shall no longer be deemed to be outstanding and all rights with respect to such shares, including without limitation the right to accrual of dividends, shall immediately cease and terminate at the close of business of the Corporation on the APPLICABLE Redemption Date (except only the right of the holders thereof to receive the Redemption Price in exchange therefor), notwithstanding that the certificates representing such shares of High Vote Preferred Stock shall not have been surrendered at the office of the Corporation or, if the Redemption Price is to be paid in shares of Class A Common Stock, that the certificates evidencing such shares of Class A Common Stock shall not then be actually delivered to such holder. If the Redemption Price is to be paid in shares of Class A Common Stock, each holder of shares of High Vote Preferred Stock TO BE REDEEMED shall give written notice to the Corporation that shall state therein the name of such holder or the name or names of the nominees of such holder in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon redemption shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock on the Redemption Date. No fractional shares of Class A Common Stock shall be issued upon redemption of any shares of High Vote Preferred Stock and cash in lieu of any fraction of a share will be paid to the holder thereof. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of High Vote Preferred Stock, or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled as aforesaid.

                (2) Election to Convert. Notwithstanding the issuance of any Redemption Notice by the Corporation or the receipt of any Redemption Notice by any holder of High Vote Preferred Stock, such holder may elect to convert such High Vote Preferred Stock into the applicable class of High Vote Common Stock at any time prior to close of business of the Corporation on the Redemption Date. Any such conversion shall be at the then applicable Conversion Ratio and on the other terms and conditions set forth in Article FOURTH, Clause
           (c)(v).

          (vii) Reacquired Shares. Any shares of High Vote Preferred Stock converted, redeemed, purchased, or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof, and shall not be reissued and shall, upon the filing of a certificate of retirement, return to the status of authorized but undesignated shares of Preferred Stock.

     FIFTH: Directors.

     (a) Vacancies in the Board; Transaction of Business. Except as provided in Article FOURTH, Clause (b)(iii)(C) and (D), any vacancies resulting from death, resignation, disqualification, removal or other cause with respect to a Class A Director shall be filled by the affirmative vote of the remaining Class A Directors then in office, even if less than a quorum of the Board, subject to the approval of the Special Committee of the person or persons selected to fill the vacancy or vacancies. Any vacancies resulting from death, resignation, disqualification, removal or other cause with respect to a Class B Director shall be filled only by the affirmative vote of the remaining Class B Directors then in office, even if less than a quorum of the Board, or by the sole remaining Class B Director, if there is only one then in office. In the absence of a sole remaining Class B Director, such vacancies shall be filled by a majority vote of the holders of the Class B Securities, voting together as a single class. Any vacancies resulting from death, resignation, disqualification, removal or other cause with respect to a Class C Director shall be filled only by the affirmative vote of a majority of the remaining Class C Directors then in office, even if less than a quorum of the Board, or by the sole remaining Class C Director, if there is only one then in office. In the absence of a sole remaining Class C Director, such vacancies shall be filled by a majority vote of the holders of the Class C Securities, voting together as a single class. Any director elected in accordance with this Clause (a) shall hold office until the next annual meeting of stockholders. Notwithstanding any provision in the By-laws to the contrary, the Board may not transact business at any meeting of the Board unless a majority of the Class B Directors and a majority of the Class C Directors are present or otherwise participate at such meeting. Notwithstanding the foregoing, the preceding sentence shall be of no further force and effect upon the first to occur of (i) a Class B Triggering Event and
(ii) a Class C Triggering Event.

     (b) Removal of Directors.

          (i) Any Class B Director and any Class C Director may be removed from office for cause only by the affirmative vote of the holders of at least seventy five percent (75%) of the voting power of the Voting Stock, voting together as a single class.

          (ii) Any Class A Director may be removed at any time, without cause, by the affirmative vote of the holders of at least a majority of the voting power of the Voting Stock, voting together as one class. Any Class B Director may be removed at any time, without cause, by majority vote of the holders of the Class B Securities, voting together as a single class. Any Class C Director may be removed at any time, without cause, by majority vote of the holders of the Class C Securities, voting together as a single class.

     (c) Approval of Actions with Stockholders. Notwithstanding anything to the contrary contained herein or in the By-laws, the power to take the following actions, as permitted by Section 141(a) of the GCL ("Section 141(a)"), is hereby conferred upon certain members of the Board, as indicated below:


          (i) The power to authorize any action by or on behalf of the Corporation with respect to the execution, delivery, or termination of any agreement between AOL (or any of its Affiliates) and the Corporation is hereby conferred upon the members of the Board other than the Class B Directors. All SUCH AUTHORIZATIONS OR actions AND ANY ACTION THAT WOULD OTHERWISE REQUIRE Board approval with respect to matters relating to the enforcement or waiver of any rights granted the Corporation (or any of its Affiliates) under any such agreement shall be taken solely pursuant to the direction of A MAJORITY OF such members of the Board without the approval, consent or authorization of the Class B Directors. SECTIONS 3.7 AND 3.8 OF THE BY-LAWS SHALL APPLY TO SUCH ACTIONS AS IF SUCH MEMBERS CONSTITUTED THE BOARD. Notwithstanding the foregoing, however, the Class B Directors shall be entitled to vote on any matter specified in Clauses (d)(i)(K) or (d)(i)(L) of this Article FIFTH regardless of the interest of AOL or any of its Affiliates in such matter.



     (ii) The power to authorize any action by or on behalf of the Corporation with respect to the execution, delivery, or termination of any agreement between ODC (or any of its Affiliates) and the Corporation is hereby conferred upon the members of the Board other than the Class C Directors. All SUCH AUTHORIZATIONS OR actions AND ANY ACTION THAT WOULD OTHERWISE REQUIRE Board approval with respect to matters relating to the enforcement or waiver of any rights granted the Corporation (or any of its Affiliates) under any such agreement shall be taken solely pursuant to the direction of A MAJORITY OF such members of the Board without the approval, consent or authorization of the Class C Directors. SECTIONS 3.7 AND 3.8 OF THE BY-LAWS SHALL APPLY TO SUCH ACTIONS AS IF SUCH MEMBERS CONSTITUTED THE BOARD.


     (d) Appointment and Powers of Special Committee.

          (i) There is hereby established a two (2) member committee (the "Special Committee") consisting of one (1) Class B director to be elected by a majority vote of the Class B directors (or the sole remaining Class B director) and one Class C director to be elected by majority vote of the Class C directors (or the sole remaining Class C director). The Special Committee, and not the Board of Directors, shall, in accordance with
     Section 141(a), have the power to select two Co-Chairmen of the board, provided that the Class B director on the Special Committee and the Class C Director on the Special Committee shall each be entitled to select and appoint one person as a Co-Chairman of the board. The Special Committee, together with the Board of Directors, shall, pursuant to Section 141(a), exercise the powers and duties conferred and imposed upon the board of directors by the GCL as provided for herein. The Special Committee shall evaluate the matters set forth in clauses (A) through (Z) of this Clause
     (d)(i) of Article FIFTH and report to the Board of Directors for approval those matters specified herein which have been approved by the two members of the Special Committee. The Corporation shall not have the power to take any action set forth in clauses (A) through (Z) of this Article FIFTH, Clause (d)(i), as the same may be amended from time to time, unless and until such action has been approved by the two members of the Special Committee acting in good faith and the best interest of the Corporation in accordance with Delaware law, except to the extent that both members of the Special Committee have waived such right of approval. The powers (including powers of delegation) and duties conferred and imposed upon the board of directors by the GCL (i) with respect to any matter set forth in clauses
     (A) through (Z) of this Article FIFTH, Clause (d)(1) that the Special Committee has either approved or with respect to which it has waived its right of approval, and (ii) with respect to any matter not set forth in clauses (A) through (Z) of this Article FIFTH, Clause (d)(1), shall be exercised by the Board of Directors. Notwithstanding any provision in the By-laws to the contrary, the Special Committee may not transact business at any meeting of the Special Committee unless both members of the Special Committee are present or otherwise participate at such meeting. Notwithstanding the foregoing, the preceding sentence shall be of no further force and effect upon the first to occur of (i) a Class B Triggering Event and (ii) a Class C Triggering Event.

             (A) Any amendment, change or other modification or restatement of this Certificate of Incorporation or By-laws of the Corporation or similar constitutive documents of any Subsidiary, or the Stockholders' Agreement or the Registration Rights Agreement.

             (B) The merger, consolidation, dissolution or liquidation of the Corporation or any Subsidiary, or any transaction having the same effect.

             (C) Except pursuant to (1) employee stock option and similar incentive plans approved by the Board and the holders of a majority of each class of High Vote Stock then outstanding, (2) a conversion or exchange right set forth in this Certificate of Incorporation or similar constitutive documents of any Subsidiary, or (3) the Stockholders' Agreement, the issuance, authorization, cancellation, alteration, modification, redemption or any change in, of, or to, any equity security of the Corporation or any Subsidiary, or any option, put, call or warrant with respect to the foregoing.

             (D) The transfer or other disposition of, or placing any Encumbrance (other than Permitted Encumbrances) on, any material asset of the Corporation or any Subsidiary (other than disposition of inventory or obsolete assets of the Corporation or any Subsidiary).

             (E) Any transaction involving (1) the acquisition of any interest in, or the making of any loan or extension of credit to, another person or entity by the Corporation or any Subsidiary for or in an amount in excess of $50,000 except for short-term cash management with recognized money market institutions; (2) any contracts having a term in excess of one year (including network, customer, marketing or advertising services) and involving payments by the Corporation or any Subsidiary, or rendering of services by the Corporation or any Subsidiary with a value, in excess of $50,000; (3) any debt, loan or borrowing of the Corporation or any Subsidiary (other than borrowings under revolving credit facilities approved by the Board) $50,000 outstanding in the aggregate at any time, or any revolving credit facility of the Corporation or any Subsidiary permitting aggregate borrowings at any one time outstanding to exceed $50,000; (4) the Corporation or any Subsidiary as a result of which the Corporation or any Subsidiary, alone or with its Affiliates, acquires control over any other person or entity; (5) any capital or other expenditures of the Corporation or any Subsidiary (or series of related capital expenditures) in excess of $50,000; or (6) any related series or combination of transactions having or which will have, directly or indirectly, the same effect as any of the foregoing.

             (F) Any action by, in respect of or otherwise involving any entity in which the Corporation or any Subsidiary has or acquires a controlling equity interest which would require Special Committee approval under this Clause (d)(i) of Article FIFTH if such action was by, in respect of, or otherwise involving the Corporation or any Subsidiary.

             (G) The declaration of any dividend or distribution on any class or classes of equity securities of the Corporation.

             (H) The selection of nominees to be recommended by the Board for election as Class A Directors.

             (I) The admission of any Strategic Partner as an equity holder in the Corporation or any Operating Entity.

             (J) The establishment and maintenance of an Executive Committee and the establishment and maintenance of, or appointment or removal of any member of, any other committee of the Board of Directors.

             (K) The Launch of any AOL-branded TV Access Service or Wireless Access Service in any country within the Territory.

             (L) The terms and conditions of any agreements with, or any other transactions with, and the conduct and settlement of any Action involving, any third parties relating to TV Access Services or Wireless Access Services in the Territory.

             (M) The appointment or dismissal of auditors for the Corporation or any Subsidiary or change or adoption of any material accounting principle or practice to be applied by the Corporation or any Subsidiary.

             (N) The establishment of any entity (or the creation of any entity owned jointly with any other party) by the Corporation or any Subsidiary and the adoption of, and any material changes to, any Subsidiary's method of doing business.

             (O) The commencement of any Action (without regard to the amount in controversy) or settlement of any Action to which the Corporation or any Subsidiary is a party or the subject thereof (i) involving amounts in excess of $100,000 (or its equivalent in any other currency) or (ii) which could materially adversely affect the rights of AOL or ODC or any of their Subsidiaries of Affiliates; provided, however, that Actions relating to the collections of amounts due to the Corporation or any Subsidiary by third parties may be commenced or settled in the discretion of management.

             (P) The adoption of any strategic plan and business projections for the Corporation or any Subsidiary and approval, rescission or amendment of any strategic decision material to the conduct of the business of the Corporation or any Subsidiary.

             (Q) The adoption of any Business Plan for an Operating Entity and the approval of any modification of any line item or other provision in any Business Plan in respect of any Operating Entity.

             (R) The establishment of, or making any significant modification to, the investment and/or cash management policies of the Corporation or any Subsidiary.

             (S) The approval of the discontinuation of any material activity engaged in from time to time by the Corporation or any Subsidiary.

             (T) The approval of the entering into of any partnership, joint venture or consortium with any other Person by the Corporation or any Subsidiary.

             (U) The approval of any press releases or other public statements by the Corporation or any Subsidiary containing material non-public information.

             (V) The entry into agreements by the Corporation or any Subsidiary outside of the ordinary course of business.

             (W) The approval of the final annual audited consolidated financial statements of any Subsidiary.

             (X) The approval of the filing for bankruptcy of or any decision not to take action to prevent a filing for bankruptcy or not to oppose an involuntary filing for bankruptcy or other winding up of the Corporation or any Subsidiary.

             (Y) Adoption of any incentive or other employee benefit plan, or any executive compensation plan or severance payment, by the Corporation or any Subsidiary or any material amendment to any such existing plan.

             (Z) Hiring or firing any personnel of the Corporation or any Subsidiary with an annual salary in excess of $100,000 or increasing the compensation of any such personnel above $100,000.

          (ii) Upon the occurrence of a Class B Triggering Event or a Class C Triggering Event, the Special Committee shall be deemed to be dissolved as of such time, and the provisions of this Clause (d), other than those contained in this Clause (d)(ii), shall cease to have any effect, and any other provisions of this Certificate of Incorporation requiring the approval of the Special Committee shall be deemed to require the approval of the Board as a whole.

     (e) Appointment of Executive Committee. Subject to Clause (d) of this Article FIFTH, so long as there are at least one share of Class A Common Stock, one share of either of the Class B Securities and one share of either of the Class C Securities outstanding, the Board of Directors may, by the affirmative vote of a majority of the Directors designate an Executive Committee of the Board (the "Executive Committee"), which shall consist of one (1) Class A Director, one (1) Class B Director and one (1) Class C Director. The Executive Committee shall have such powers and duties as may be set forth in the resolution designating the Executive Committee as the same may be amended from time to time. If the minimum shares required for each of the Class A Common Stock, Class B Securities and Class C Securities are not outstanding, the Board may establish an Executive Committee with such members as it chooses.

     (f) Removal of Committee Members. In accordance with Section 141(a), notwithstanding anything to the contrary contained herein or in the By-laws, (i) any member of the Special Committee appointed or elected by the Class B Directors or the member of the Executive Committee who is a Class B Director may be removed at any time, either with or without cause, by the affirmative vote of
(A) a majority of the Class B Directors then in office or (B) the holders of a majority of the Class B Securities, voting together as a single class, and (ii) any member of the Special Committee elected or appointed by the Class C Directors or the member of the Executive Committee who is a Class C Director may be removed at any time, either with or without cause, by the affirmative vote of
(A) a majority of the Class C Directors then in office or (B) the holders of a majority of the Class C Securities, voting together as a single class. In addition, any member of the Executive Committee appointed pursuant to the first sentence of Article FIFTH, Clause (e) may be removed with or without cause after obtaining each of the following votes: (x) the affirmative vote of a majority of the Class A Directors (or the sole Class A Director), (y) the affirmative vote of a majority of the Class B Directors (or the sole Class B Director) and (z) the affirmative vote of a majority of the Class C Directors (or the sole Class C Director), even if less than a quorum of the Board. Any member of the Executive Committee appointed otherwise than pursuant to Article FIFTH, Clause (e) may be removed with or without cause by the affirmative vote of all of the directors then in office, even if less than a quorum of the Board. Any vacancies on any committee of the Board shall be filled in the manner set forth above in respect of the appointment of such committee or member.

     SIXTH: Subject to clause (b)(i)(B) or Article FOURTH and Clause (d) of Article FIFTH, the Board may from time to time make, amend, supplement or repeal the By-laws by vote of a majority of the Board. Subject to Clause (b)(i)(B) of Article FOURTH, the stockholders may change or amend or repeal a provision of the By-laws only after obtaining each of the following votes: (i) the affirmative vote of the holders of a majority of the voting power of the issued and outstanding Voting Stock, voting as one class; (ii) if a Class B Director is then entitled to be a member of the Special Committee, the affirmative vote of the holders of a majority of the Class B Securities, voting together as a single class; and (iii) if a Class C Director is then entitled to be a member of the Special Committee, the affirmative vote of the holders of a majority of the Class C Securities, voting together as a single class.

     SEVENTH: Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

     EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, provided that such action is approved in the manner, and otherwise complies with the requirements, set forth in this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, but subject to Clause (b)(i)(B) of Article FOURTH, the affirmative vote of the holders of at least seventy five percent (75%) of the voting power of the issued and outstanding Voting Stock, voting as one class, shall be required to amend or repeal this Certificate of Incorporation.

     NINTH: A director of the Corporation, including a director acting pursuant to Clauses (c) through (f) of Article FIFTH, shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the GCL; or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this provision shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     TENTH: The Corporation, to the fullest extent permitted by Section 145 of the GCL, as the same may be amended and supplemented, shall indemnify all directors and officers of the Corporation, and may indemnify any and all other persons whom it shall have power to indemnify under said section, in any such event from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     ELEVENTH: The provisions of Section 203 of the GCL shall not be applicable to the Corporation.


     IN WITNESS WHEREOF, America Online Latin America, Inc. has caused its corporate seal to be affixed hereto and this Restated Certificate of Incorporation, which restates, integrates and further amends the RESTATED Certificate of Incorporation of the Corporation, and which has been duly adopted BY THE STOCKHOLDERS AND DIRECTORS OF THE CORPORATION in accordance with Sections
242 and 245 of the GCL, to be signed by its                as of the      day
of             , 2001.


                                          AMERICA ONLINE LATIN AMERICA, INC.



                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:


[SEAL]

                                   EXHIBIT A

                   CERTIFICATE OF DESIGNATIONS, PREFERENCES,
                               AND RIGHTS OF THE
                SERIES D REDEEMABLE CONVERTIBLE PREFERRED STOCK
                                    AND THE
                SERIES E REDEEMABLE CONVERTIBLE PREFERRED STOCK
                                       OF
                       AMERICA ONLINE LATIN AMERICA, INC.

     America Online Latin America, Inc., a Delaware corporation (the "Corporation"), does hereby certify that, pursuant to authority conferred on the Board of Directors of the Corporation by the Restated Certificate of Incorporation of the Corporation, as amended, and pursuant to the provisions of
Section 151 of Title 8 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation, by unanimous written consent in lieu of a meeting, dated as of March 30, 2001, duly adopted the following resolution providing for the designations, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof, of 50,000,000 shares of the Corporation's Preferred Stock, par value $.01 per share:

RESOLVED: That pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "Board"), by the provisions of the Restated Certificate of Incorporation, as amended, of the Corporation (the "Certificate of Incorporation"), the Board, out of the shares of Preferred Stock of the Corporation authorized in Article FOURTH of the Certificate of Incorporation (the "Preferred Stock"), hereby designates two separate series of Preferred Stock consisting of 25,000,000 shares, par value $.01 per share, of the authorized and unissued Preferred Stock, as Series D Redeemable Convertible Preferred Stock (the "Series D Preferred Stock"), and 25,000,000 shares, par value $.01 per share, of the authorized and unissued Preferred Stock, as Series E Redeemable Convertible Preferred Stock (the "Series E Preferred Stock"), and hereby fixes such designations and number of shares, and the powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof as set forth below, and that the officers of the Corporation, and each acting singly, are hereby authorized, empowered and directed to file with the Secretary of State of Delaware a Certificate of Designations, Preferences and Rights of the Series D Preferred Stock and the Series E Preferred Stock, as such officer or officers shall deem necessary or advisable to carry out the purposes of this Resolution.

     I. Series D Preferred Stock and Series E Preferred Stock. The preferences, privileges and restrictions granted to or imposed upon the Corporation's Series D Preferred Stock and the Corporation's Series E Preferred Stock, or the holders thereof, are set forth in this Certificate of Designations (this "Certificate"), and shall be as follows (terms with initial capital letters used in this Certificate without definition shall have the meanings given them in the Certificate of Incorporation):

     1. Designation and Amount.

          (A) Series D Preferred Stock. There is hereby designated a series of Preferred Stock as the Series D Redeemable Convertible Preferred Stock (the "Series D Preferred Stock"). The number of shares constituting the Series D Preferred Stock shall be 25,000,000 (Twenty Five Million). Such number of shares may be increased or decreased in accordance with law and the provisions of Article FOURTH of the Certificate of Incorporation; provided, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation and convertible into or exchangeable for Series D Preferred Stock.

          (B) Series E Preferred Stock. There is hereby designated a series of Preferred Stock as the Series E Redeemable Convertible Preferred Stock (the "Series E Preferred Stock"). The number of shares constituting the Series E Preferred Stock shall be 25,000,000 (Twenty Five Million). Such number of shares may be increased or decreased in accordance with law and the provisions of Article FOURTH of the Certificate of Incorporation; provided, that no decrease shall reduce the number of shares of Series E Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation and convertible into or exchangeable for Series E Preferred Stock.

     2. Dividends and Distributions.

          (A) Dividends.

             (i) Series D Preferred Stock. Subject to the GCL and the provisions of the Certificate of Incorporation, the holders of shares of Series D Preferred Stock shall be entitled to receive, in preference to the holders of any capital stock of the Corporation ranking junior to the Series D Preferred Stock as to payment of dividends, and pari passu with the holders of the Series E Preferred Stock and the holders of the shares of High Vote Preferred Stock, when and as declared by the Board, out of funds legally available therefor, cumulative dividends at the annual per share rate of three percent (3%) of the per share Series D Liquidation Preference (as defined below). Dividends on each share of the Series D Preferred Stock shall accrue daily from the date that such share of Series D Preferred Stock originally was issued, and shall be payable annually in arrears; provided, that such dividend shall not be payable in cash, and instead shall be payable solely in additional shares of Series D Preferred Stock with the value of such additional shares equal, for such purposes, to the Fair Market Value, on the payment date of such dividend, of the share or shares of Class A Common Stock which are issuable upon conversion of the Class B Common Stock issuable upon conversion of the Series D Preferred Stock at the then applicable Series D Conversion Ratio (as defined below). The amount of dividends payable for the initial dividend period and any period shorter than a full quarterly period during which shares of Series D Preferred Stock are outstanding shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period in which payable. No fractional shares of Series D Preferred Stock shall be issued in respect of any such dividend, and the number of shares issuable to any holder who otherwise would be issued a fractional share shall be rounded down to the nearest whole number of shares and the Corporation shall make a cash payment to such holder in an amount equal to such fraction multiplied by the Fair Market Value of one share of Class A Common Stock multiplied by the then applicable Series D Conversion Ratio.

             (ii) Series E Preferred Stock. Subject to the GCL and the provisions of the Certificate of Incorporation, the holders of shares of Series E Preferred Stock shall be entitled to receive, in preference to the holders of any capital stock of the Corporation ranking junior to the Series E Preferred Stock as to payment of dividends, and pari passu with the holders of the Series D Preferred Stock and the holders of the shares of High Vote Preferred Stock, when and as declared by the Board, out of funds legally available therefor, cumulative dividends at the annual per share rate of three percent (3%) of the per share Series E Liquidation Preference (as defined below). Dividends on each share of the Series E Preferred Stock shall accrue daily from the date that such share of Series E Preferred Stock originally was issued, and shall be payable annually in arrears; provided, that such dividend shall not be payable in cash, and instead shall be payable solely in additional shares of Series E Preferred Stock with the value of such additional shares equal, for such purposes, to the Fair Market Value, on the payment date of such dividend, of the share or shares of Class A Common Stock which are issuable upon conversion of the Class C Common Stock issuable upon conversion of the Series E Preferred Stock at the then applicable Series E Conversion Ratio (as defined below). The amount of dividends payable for the initial dividend period and any period shorter than a full quarterly period during which shares of Series E Preferred Stock are outstanding shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period in which payable. No fractional shares of Series E Preferred Stock shall be issued in respect of any such dividend, and the number of shares issuable to any holder who otherwise would be issued a fractional share shall be rounded down to the nearest whole number of shares and the Corporation shall make a cash payment to such holder in an amount equal to such fraction multiplied by the Fair Market Value of one share of Class A Common Stock multiplied by the then applicable Series E Conversion Ratio.

             (iii) Fair Market Value Defined. For purposes of this Certificate, "Fair Market Value" of a share of Class A Common Stock shall mean, as of any date, the higher of (A) the Fair Market Value thereof, as determined in accordance with the provisions of the Certificate of Incorporation and (B) $4.6875.

          (B) Dividend Restrictions.

             Unless all dividends accrued on the Series D Preferred Stock and the Series E Preferred Stock pursuant to this Section 2 shall have been paid or declared, no dividend shall be paid or declared, and no distribution shall be made, on any class or series of capital stock ranking junior as to dividends to the Series D Preferred Stock and the Series E Preferred Stock. If dividends are declared with respect to any class or series of capital stock ranking junior to the Series D Preferred Stock or the Series E Preferred Stock as to payment of dividends and the foregoing condition is satisfied, the holders of Series D Preferred Stock and the Series E Preferred Stock shall be entitled to receive a dividend equivalent to that which would have been payable had the Series D Preferred Stock been converted into shares of Class B Common Stock at the then applicable Series D Conversion Ratio and the Series E Preferred Stock been converted into shares of Class C Common Stock at the then applicable Series E Conversion Ratio, in each case immediately prior to the record date for payment of the dividends on the Common Stock, and no such dividend on any such junior stock shall be paid unless and until such dividend also shall have been paid on the Series D Preferred Stock and the Series E Preferred Stock. No dividends or other distributions shall be authorized, declared, paid or set apart for payment on any class or series of the Corporation's stock heretofore or hereafter issued ranking, as to dividends, on a parity with or junior to the Series D Preferred Stock and the Series E Preferred Stock for any period unless full cumulative dividends have been, or contemporaneously are, authorized, declared or paid on the Series D Preferred Stock and Series E Preferred Stock. The restrictions contained in this Section 2(B) shall not apply to any dividend or distribution in respect of which an adjustment has been, or simultaneously is being, made pursuant to the provisions of Section 5(C) below.

     3. Liquidation, Dissolution or Winding-Up.

          (A) Series D Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment of all amounts owing to holders of capital stock ranking senior to the Series D Preferred Stock, the holders of shares of Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of the Series E Preferred Stock, High Vote Preferred Stock or any other class or series of capital stock ranking junior to the Series D Preferred Stock by reason of their ownership thereof, an amount of $4.6875 per share (collectively, the "Series D Liquidation Preference"). If upon such liquidation, distribution or winding-up of the Corporation, whether voluntary or involuntary, the assets available to be distributed to the holders of Series D Preferred Stock are insufficient to permit payment in full to such holders, then such assets shall be distributed ratably among the holders of Series D Preferred Stock.

          (B) Series E Liquidation Preference and Series D Accrued Dividend Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment of all amounts owing to holders of capital stock ranking senior to the Series E Preferred Stock, the holders of shares of Series E Preferred Stock and Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of the High Vote Preferred Stock or any other class or series of capital stock ranking junior to the Series E Preferred Stock by reason of their ownership thereof, (i) with respect to the holders of shares of Series E Preferred Stock, an amount of $4.6875 per share (collectively, the "Series E Liquidation Preference"), plus an amount equal, with respect to each share of Series E Preferred Stock, to all accrued but unpaid dividends, if any, to the date of winding-up, whether or not declared, on such share of Series E Preferred Stock and (ii) with respect to each holder of a share of Series D Preferred Stock, an amount per share equal to all accrued but unpaid dividends, if any, to the date of winding-up, whether or not declared, on such share of Series D Preferred Stock. If upon such liquidation, distribution or winding-up of the Corporation, whether voluntary or involuntary, the assets available to be distributed to the holders of Series E Preferred Stock and the Series D Preferred Stock are insufficient to permit payment in full to such holders, then such assets shall be distributed ratably among the holders of Series E Preferred Stock and the Series D Preferred Stock pro rata in proportion to the per share amounts payable pursuant to the provisions of the immediately preceding sentence.

          (C) Remaining Liquidating Distribution. After payment or provision for payment of all debts and liabilities of the Corporation has been made and after payment in full of the liquidation preferences due and owing (i) to the holders of capital stock of the Corporation ranking senior to the Series D Preferred Stock and Series E Preferred Stock, if any, (ii) pursuant to Sections 3(A) and 3(B) above, (iii) to the respective holders of any capital stock ranking on parity with the Series D Preferred Stock and/or Series E Preferred Stock, and (iv) to the respective holders of any capital stock ranking junior with the Series D Preferred Stock and/or Series E Preferred Stock (and any such parity stock) but senior to the Common Stock, or the Corporation shall have set aside funds sufficient for such payments in trust for the account of such holders so as to be available for such payment, the holders of the Series D Preferred Stock and the Series E Preferred Stock shall be entitled to receive, prior to any payment to the holders of the Common Stock, an amount equal to the amount that would be received by such holders if all remaining assets available for distribution, if any, were distributed to the holders of the Common Stock, High Vote Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, and to the holders of any other stock ranking on a parity with the Common Stock, each ratably in proportion to the number of shares of Common Stock or such other parity stock they then hold, assuming, for purposes of such calculation, (1) that all outstanding shares of Series D Preferred Stock were converted into shares of Class A Common Stock at a conversion ratio equal to the then applicable Series D Conversion Ratio as of the date immediately preceding such distribution, (2) that all outstanding shares of Series E Preferred Stock were converted into shares of Class A Common Stock at a conversion ratio equal to the then applicable Series E Conversion Ratio as of the date immediately preceding such distribution and (3) all outstanding shares of High Vote Preferred Stock were converted into shares of Common Stock at the then applicable Conversion Ratio.

     4. Voting Rights. Each holder of shares of Series D Preferred Stock and Series E Preferred Stock shall be entitled to notice of every stockholders' meeting and to vote on any and all matters on which the Common Stock may be voted. Each share of Series D Preferred Stock shall be entitled at any such meeting (or in connection with any consent to be executed in lieu of any such meeting) to the number of votes per share determined as if such share of Series D Preferred Stock had been converted into shares of Class A Common Stock at a conversion ratio equal to the then applicable Series D Conversion Ratio. Each share of Series E Preferred Stock shall be entitled at any such meeting (or in connection with any consent to be executed in lieu of any such meeting) to the number of votes per share determined as if such share of Series E Preferred Stock had been converted into shares of Class A Common Stock at a conversion ratio equal to the then applicable Series E Conversion Ratio. Except as otherwise required by law, the holders of Series D Preferred Stock and Series E Preferred Stock shall have no other voting rights.

     5. Conversion.

          (A) Series D Preferred Stock. The holders of Series D Preferred Stock shall have conversion rights as follows:

             (i) Right of Holders to Convert; Automatic Conversion.

                (1) Series D Conversion Ratio. Each issued and outstanding share of Series D Preferred Stock shall initially be convertible, at the option of the holder thereof, at any time and without the payment of any additional consideration therefor, into one (1) fully paid and nonassessable share of Class B Common Stock (the "Series D Conversion Ratio"). The initial Series D Conversion Ratio shall be subject to adjustment (in order to adjust the number of shares of Class B Common Stock into which the Series D Preferred Stock is convertible) as herein provided. In addition, upon the occurrence of a Class B Triggering Event each issued and outstanding share of Series D Preferred Stock automatically shall be converted into Class A Common Stock at a conversion ratio equal to the then applicable Series D Conversion Ratio.

                (2) Automatic Conversion Upon Transfer. Each share of Series D Preferred Stock transferred, directly or indirectly, by AOL (or any Permitted Transferee) to one or more Persons other than a Permitted Transferee shall automatically upon such transfer convert into that number of fully paid and non-assessable shares of Class A Common Stock into which it is then convertible at a conversion ratio equal to the then applicable Series D Conversion Ratio, provided that no such conversion shall occur solely as a result of the pledge, hypothecation or other similar financing transaction of Series D Preferred Stock by AOL or any Permitted Transferee so long as AOL continues to have the sole and exclusive authority and right to vote the shares subject to such pledge, hypothecation or other financing transaction. Notwithstanding the foregoing, any share of Series D Preferred Stock transferred by AOL (or any Permitted Transferee) pursuant to the provisions of the preceding sentence shall, if such transfer is to any Person other than AOL, ODC (as defined below), any Cisneros Family member or any Wholly Owned Affiliate of AOL or ODC, automatically convert into that number of fully paid and non-assessable shares of Class A Common Stock into which it is then convertible at a conversion ratio equal to the then applicable Series D Conversion Ratio (A) upon such transfer, unless AOL obtains from such transferee a voting agreement and voting proxy, each in form and substance satisfactory to the Corporation and ODC (if ODC then holds any High Vote Stock), pursuant to which such transferee agrees to grant to AOL the right to vote all shares of Series D Preferred Stock transferred to such transferee at the sole discretion of AOL, (B) upon the termination of, or the occurrence of any event invalidating or modifying in any material respect the voting provisions contained in, any voting agreement or voting proxy entered into pursuant to the provisions of the preceding clause (A), and (C) solely with respect to a transfer to an Employee of AOL, if (i) such transfer, either individually or when aggregated with all prior transfers of Series D Preferred Stock and High Vote Stock to Employees of AOL, exceeds 20,371,667 shares (as such number shall be equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction, and assuming for purposes of such calculation that (1) all shares of Series D Preferred Stock so transferred are converted into High Vote Common Stock at the Series D Conversion Ratio and (2) all shares of High Vote Preferred Stock so transferred are converted into High Vote Common Stock at the applicable Conversion Ratio) or (ii) such person ceases to be an Employee of AOL. A copy of every voting agreement and voting proxy entered into in accordance with the provisions hereof, and all amendments thereto or modifications thereof, must be filed with the Corporation promptly after the execution thereof. Notwithstanding the foregoing, (y) if any Permitted Transferee ceases to qualify as a Permitted Transferee at any time following the transfer of the Series D Preferred Stock, then each share of Series D Preferred Stock transferred to such Permitted Transferee shall automatically convert, at the time that the transferee ceases to so qualify, into that number of fully paid and non-assessable shares of Class A Common Stock into which it is then convertible at a conversion ratio equal to the then applicable Series D Conversion Ratio, and (z) no transfer of Series D Preferred Stock may be made, and any such transfer shall not be deemed to be valid by the Corporation, if such transfer would, when combined with all other transfers of such Series D Preferred Stock previously consummated, require the Corporation to register any of the Series D Preferred Stock under the Securities Exchange Act of 1934, as amended. Determinations as to the occurrence of events listed in this
           Section 5(A)(i)(2) shall be made by a majority of the Board, subject to the provisions of Clause (c) of Article FIFTH of the Certificate of Incorporation regarding the approval of actions with stockholders. In addition, if any Person other than AOL, ODC, any Cisneros Family Member or any Wholly Owned

           Affiliate of AOL or ODC otherwise acquires any direct or indirect ownership interest in a share of Series D Preferred Stock, such share of Series D Preferred Stock shall automatically convert into that number of fully paid and non-assessable shares of Class A Common Stock into which it is then convertible at a conversion ratio equal to the then applicable Series D Conversion Ratio, in any event, upon such Person acquiring such ownership interest; provided that no such conversion shall occur solely as a result of the pledge, hypothecation or other similar financing transaction of any Series D Preferred Stock by AOL or any Permitted Transferee so long as AOL continues to have the sole and exclusive authority and right to vote the shares subject to such pledge, hypothecation or other financing transaction.

                (3) Automatic Conversion Upon Filing of Restated Certificate of Incorporation. Upon the filing by the Corporation with the Secretary of State of the State of Delaware of a Restated Certificate of Incorporation in the form attached as Exhibit I to the Stock Purchase Agreement, dated as of March 30, 2001, by and between the Corporation, AOL, Aspen Investments LLC, a Delaware limited liability company ("Aspen"), Atlantis Investments LLC, a Delaware limited liability company ("Atlantis"), and Banco Itau, S.A. -- Cayman Branch, with such changes or amendments thereto as to which the parties to such Agreement may agree (the "Restated Certificate"), each issued and outstanding share of Series D Preferred Stock immediately and automatically thereafter shall convert into one (1) fully paid and non-assessable share of Series B Preferred Stock (as such ratio shall be equitably adjusted by the Board for any stock split, stock dividend, reverse stock split, reclassification or similar transaction). A copy of the Restated Certificate will be provided to any stockholder of the Corporation without charge upon the written request therefor.

             (ii) Fractional Shares. No fractional shares of Series B Preferred Stock, Class B Common Stock or Class A Common Stock, as applicable, shall be issued upon conversion of the Series D Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the then applicable Series D Conversion Ratio multiplied by the then Fair Market Value.

             (iii) Mechanics of Conversion.

                (1) In order for a holder of Series D Preferred Stock to voluntarily convert shares of Series D Preferred Stock into shares of Class B Common Stock, such holder shall surrender the certificate or certificates for such shares of Series D Preferred Stock, at the office of the transfer agent for the Series D Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series D Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Class B Common Stock to be issued and the number of shares of Series D Preferred Stock to be converted. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date for a voluntary conversion, and the date of the Class B Triggering Event or other automatic conversion, as applicable, shall be the conversion date for an automatic conversion (each, a "Series D Conversion Date"), and each conversion shall be deemed effective as of the close of business on the applicable Series D Conversion Date. The Corporation shall, as soon as practicable after (i) a Series D Conversion Date and (ii) receipt of the certificate or certificates representing the shares of Series D Preferred Stock converted on such Series D Conversion Date, issue and deliver at such office to such holder of converted Series D Preferred Stock, or to his, her or its nominees, a certificate or certificates for the number of shares of Class B Common Stock or Series B Preferred Stock, as applicable, to which such holder shall be entitled, together with cash in lieu of any fraction of a share or, if a Class B Triggering Event or other automatic conversion has occurred, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. If the number of shares of Series D Preferred Stock represented by the certificate or certificates surrendered pursuant to this Section exceeds the number of shares being converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series D Preferred Stock represented by such certificate or certificates surrendered but not converted.

                (2) The Corporation shall at all times when the Series D Preferred Stock is outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series D Preferred Stock, such number of its duly authorized shares of Series B Preferred Stock, Class B Common Stock and Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series D Preferred Stock; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion or exchange of the outstanding shares of Series D Preferred Stock by delivery of purchased shares of Series B Preferred Stock, Class B Common Stock and/or Class A Common Stock, as applicable, which are held in the treasury of the Corporation.

                (3) All shares of Series D Preferred Stock surrendered for conversion or deemed automatically converted, as applicable, as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices, to vote and to accrue dividends shall immediately cease and terminate at the close of business on the applicable Series D Conversion Date (except only the right of the holders thereof to receive shares of Class A Common Stock, Class B Common Stock or Series B Preferred Stock, as applicable, in exchange therefor) and any shares of Series D Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation from time to time shall take appropriate action to reduce the authorized shares of Series D Preferred Stock accordingly.

                (4) Upon any such conversion, no adjustment to the then applicable Series D Conversion Ratio shall be made for any declared but unpaid dividends on the Series D Preferred Stock surrendered for conversion or on the Class A Common Stock, Class B Common Stock or Series B Preferred Stock, as applicable, delivered upon conversion.

          (B) Series E Preferred Stock. The holders of Series E Preferred Stock shall have conversion rights as follows:

             (i) Right of Holder to Convert; Automatic Conversion.

                (1) Series E Conversion Ratio. Each issued and outstanding share of Series E Preferred Stock shall initially be convertible, at the option of the holder thereof, at any time and without the payment of any additional consideration therefor, into one (1) fully paid and nonassessable share of Class C Common Stock (the "Series E Conversion Ratio"). The initial Series E Conversion Ratio shall be subject to adjustment (in order to adjust the number of shares of Class C Common Stock into which the Series E Preferred Stock is convertible) as herein provided. In addition, upon the occurrence of a Class C Triggering Event each issued and outstanding share of Series E Preferred Stock automatically shall be converted into shares of Class A Common Stock at a conversion ratio equal to the then applicable Series E Conversion Ratio.

                (2) Automatic Conversion Upon Transfer. Each share of Series E Preferred Stock transferred, directly or indirectly, by Aspen or Atlantis (or any Permitted Transferee) to one or more Persons other than a Permitted Transferee shall automatically upon such transfer convert into that number of fully paid and non-assessable shares of Class A Common Stock into which it is then convertible at a conversion ratio equal to the then applicable Series E Conversion Ratio, provided that no such conversion shall occur solely as a result of the pledge, hypothecation or other similar financing transaction of Series E Preferred Stock by Aspen, Atlantis or any Permitted Transferee so long as ODC continues to have the sole and exclusive authority and right to vote the shares subject to such pledge, hypothecation or other financing transaction. Notwithstanding the foregoing, any share of Series E Preferred Stock transferred by Aspen or Atlantis (or any Permitted Transferee) pursuant to the provisions of the preceding sentence shall, if such transfer is to any Person other than AOL, ODC, any Cisneros Family Member or any Wholly Owned Affiliate of AOL or ODC, automatically convert into that number of fully paid and non-assessable shares of Class A Common Stock into which it is then convertible at a conversion ratio equal to the then applicable Series E Conversion Ratio (A) upon such transfer, unless ODC obtains from such transferee a voting agreement and voting proxy, each in form and substance satisfactory to the Corporation and AOL (if AOL then holds any High Vote Stock), pursuant to which such transferee agrees to grant to ODC the right to vote all shares of Series E Preferred Stock transferred to such transferee at the sole discretion of ODC, (B) upon the termination of, or the occurrence of any event invalidating or modifying in any material respect the voting provisions contained in, any voting agreement or voting proxy entered into pursuant to the provisions of the preceding Section (A), and (C) solely with respect to a transfer to an Employee of ODC or a Cisneros Family member, if
           (i) such transfer, either individually or when aggregated with all prior transfers of Series E Preferred Stock and High Vote Stock to Employees of ODC and Cisneros Family members, exceeds 19,972,382 shares (as such number shall be equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction, and assuming for purposes of such calculation that (1) all shares of Series E Preferred Stock so transferred are converted into High Vote Common Stock at the Series E Conversion Ratio and (2) all shares of High Vote Preferred Stock so transferred are converted into High Vote Common Stock at the applicable Conversion Ratio) or (ii) such person ceases to be an Employee of ODC. A copy of every voting agreement and voting proxy entered into in accordance with the provisions hereof, and all amendments thereto or modifications thereof, must be filed with the Corporation promptly after the execution thereof. Notwithstanding the foregoing, (y) if any Permitted Transferee ceases to qualify as a Permitted Transferee at any time following the transfer of the Series E Preferred Stock, then each share of Series E Preferred Stock transferred to such Permitted Transferee shall automatically convert, at the time that the transferee ceases to so qualify, into that number of fully paid and non-assessable shares of Class A Common Stock into which it is then convertible at a conversion ratio equal to the then applicable Series E Conversion Ratio; and (z) no transfer of Series E Preferred Stock may be made, and any such transfer shall not be deemed to be valid by the Corporation, if such transfer would, when combined with all other transfers of such Series E Preferred Stock previously consummated, require the Corporation to register any of the Series E Preferred Stock under t he Securities Exchange Act of 1934, as amended. Determinations as to the occurrence of events listed in this
           Section 5(B)(i)(2) shall be made by a majority of the Board, subject to the provisions of Clause (c) of Article FIFTH of the Certificate of Incorporation regarding the approval of actions with stockholders. In addition, if any Person other than AOL, ODC, any Cisneros Family Member or any Wholly Owned Affiliate of AOL or ODC otherwise acquires any direct or indirect ownership interest in a share of Series E Preferred Stock, such share of Series E Preferred Stock shall automatically convert into that number of fully paid and non-assessable shares of Class A Common Stock into which it is then convertible at a conversion ratio equal to the then applicable Series E Conversion Ratio, in any event, upon such Person acquiring such ownership interest; provided that no such conversion shall occur solely as a result of the pledge, hypothecation or other similar financing transaction of any Series E Preferred Stock by Aspen or Atlantis or any Permitted Transferee so long as (i) ODC continues to have the sole and exclusive authority and right to vote the shares subject to such pledge, hypothecation or other financing transaction and (ii) the holder of such right to vote continues as a Wholly Owned Affiliate of ODC.

                For purposes of this Certificate, "ODC" shall mean, individually and collectively, Riverview Media Corp., a British Virgin Islands corporation, and Aspen and Atlantis, for so long as each of Aspen and Atlantis is directly or indirectly wholly owned by the Cisneros Family, and, any Permitted Transferee(s) for so long as such Permitted Transferee(s) are directly or indirectly wholly owned by, or is a or are, member(s) of the Cisneros Family. Notwithstanding the foregoing, in each instance in this Certificate where (i) ODC is required to provide any consent to any action or inaction by the Corporation or any other Person, or (ii) hold or vote any proxy required to be delivered hereunder, the term "ODC" shall mean, (A) Aspen and/or Atlantis, if Aspen and/or Atlantis then collectively hold at least a majority of the voting power of the Preferred Stock and Common Stock then held by ODC and its Permitted Transferees, in the aggregate, and (B) if Aspen and/or Atlantis do not then collectively hold at least a majority of the voting power of the Preferred Stock and Common Stock then held by ODC and its Permitted Transferees, in the aggregate, such Person or Persons as the Corporation may, in its sole discretion based on the stock record books of the Corporation, determine then holds at least a majority of the voting power of the Preferred Stock and Common Stock then held by ODC and its Permitted Transferees, in the aggregate.

                (3) Automatic Conversion Upon Filing of Restated Certificate of Incorporation. Upon the filing by the Corporation with the Secretary of State of the State of Delaware of the Restated Certificate, each issued and outstanding share of Series E Preferred Stock immediately and automatically thereafter shall convert into one (1) fully paid and non-assessable share of Series C Preferred Stock (as such ratio shall be equitably adjusted by the Board for any stock split, stock dividend, reverse stock split, reclassification or similar transaction).

             (ii) Fractional Shares. No fractional shares of Series C Preferred Stock, Class C Common Stock or Class A Common Stock, as applicable, shall be issued upon conversion of the Series E Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the then applicable Series E Conversion Ratio multiplied by the Fair Market Value.

             (iii) Mechanics of Conversion.

                (1) In order for a holder of Series E Preferred Stock to voluntarily convert shares of Series E Preferred Stock into shares of Class C Common Stock, such holder shall surrender the certificate or certificates for such shares of Series E Preferred Stock, at the office of the transfer agent for the Series E Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series E Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Class C Common Stock to be issued and the number of shares of Series E Preferred Stock to be converted. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date for a voluntary conversion, and the date of the Class C Triggering Event or other automatic conversion, as applicable, shall be the conversion date for an automatic conversion (each, a "Series E Conversion Date") and each conversion shall be deemed effective as of the close of business on the applicable Series E Conversion Date. The Corporation shall, as soon as practicable after (i) a Series E Conversion Date, and (ii) receipt of the certificate or certificates representing the shares of Series E Preferred Stock converted on such Series E Conversion Date, issue and deliver at such office to such holder of converted Series E Preferred Stock, or to his, her or its nominees, a certificate or certificates for the number of shares of Class C Common Stock or Series C Preferred Stock, as applicable, to which such holder shall be entitled, together with cash in lieu of any fraction of a share or, if a Class C Triggering Event or other automatic conversion has occurred, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. If the number of shares of Series E Preferred Stock represented by the certificate or certificates surrendered pursuant to this Section exceeds the number of shares being converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series E Preferred Stock represented by such certificate or certificates surrendered but not converted.

                (2) The Corporation shall at all times when the Series E Preferred Stock is outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series E Preferred Stock, such number of its duly authorized shares of Series C Preferred Stock, Class C Common Stock and Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series E Preferred Stock; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion or exchange of the outstanding shares of Series E Preferred Stock by delivery of purchased shares of Series C Preferred Stock, Class C Common Stock and/or Class A Common Stock, as applicable, which are held in the treasury of the Corporation.

                (3) All shares of Series E Preferred Stock surrendered for conversion or deemed automatically converted, as applicable, as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices, to vote and to accrual of dividends shall immediately cease and terminate at the close of business on the applicable Series E Conversion Date (except only the right of the holders thereof to receive shares of Class A Common Stock, Class C Common Stock or Series C Preferred Stock, as applicable, in exchange therefor) and any shares of Series E Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation from time to time shall take appropriate action to reduce the authorized shares of Series E Preferred Stock accordingly.

                (4) Upon any such conversion, no adjustment to the then applicable Series E Conversion Ratio shall be made for any declared but unpaid dividends on the Series E Preferred Stock surrendered for conversion or on the Class A Common Stock, Class C Common Stock or Series C Preferred Stock, as applicable, delivered upon conversion.

          (C) Adjustments to Conversion Ratio.

             (i) Special Definitions:

                (1) "Original Issue Date" shall mean the date on which shares of Series D Preferred Stock and Series E Preferred Stock were first issued.

                (2) "New Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 5(C)(ii) hereof, deemed to be issued) by the Corporation after the Original Issue Date.

             (ii) Issue of Securities Deemed Issue of New Shares of Common Stock. If the Corporation shall, at any time or from time to time after the Original Issue Date, declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, New Shares of Common Stock shall be deemed to have been issued:

                (1) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                (2) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

             If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Series D Conversion Ratio or Series E Conversion Ratio which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Series D Conversion Ratio or Series E Conversion Ratio shall be adjusted pursuant to this Section 5(C) as of the time of actual payment of such dividend.

             (iii) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidations of Common Stock.

                (1) Stock Dividends, Distributions or Subdivisions. If the Corporation shall issue New Shares of Common Stock in the manner described in Section 5(C)(ii) above in a stock dividend, stock distribution or subdivision, the Series D Conversion Ratio and the Series E Conversion Ratio in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately increased.

                (2) Combinations or Consolidations. If the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Series D Conversion Ratio and the Series E Conversion Ratio in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

          (D) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series D Conversion Ratio and/or Series E Conversion Ratio pursuant to Section 5(C)(iii) hereof, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series D Preferred Stock and each holder of Series E Preferred Stock, as applicable, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series D Preferred Stock and any holder of Series E Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (1) such adjustments and readjustments, (2) the Series D Conversion Ratio or Series E Conversion Ratio, as applicable, then in effect, and (3) the number of shares of Class B Common Stock or Class C Common Stock and the amount, if any, of other property, that then would be received upon the conversion of a share of Series D Preferred Stock or a share of Series E Preferred Stock, respectively.

          (E) Notice of Record Date. If any of the following events occur:

             (i) the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

             (ii) the Corporation subdivides or combines its outstanding shares of Common Stock;

             (iii) there occurs or is proposed to occur any reorganization, recapitalization or reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or any consolidation or merger of the Corporation into or with another corporation, or the sale of all or substantially all of the assets of the Corporation; or

             (iv) the involuntary or voluntary liquidation, dissolution, or winding-up of the Corporation;

        then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series D Preferred Stock and the Series E Preferred Stock, and shall cause to be mailed to the holders of the Series D Preferred Stock and the Series E Preferred Stock at their addresses as shown on the records of the Corporation or such transfer agent, at least fifteen (15) days prior to the record date specified in (1) below or thirty (30) days before the date specified in
        (2) below, a notice stating the following information:

                (1) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision, or combination are to be determined, or

                (2) the date on which such reclassification, consolidation, merger, sale, liquidation, dissolution or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, liquidation, dissolution or winding-up.

     6. Redemption.

          (A) Mandatory Redemption by the Corporation. On the fifth anniversary of the Original Issue Date (the "Redemption Date"), the Corporation shall, out of funds legally available therefor, redeem all of the then outstanding shares of Series D Preferred Stock pursuant to this Section 6(A) at the Series D Redemption Price (the "Mandatory Series D Redemption"). The "Series D Redemption Price" per share of Series D Preferred Stock to be redeemed shall mean an amount in cash or shares of Class A Common Stock (valued at their then Fair Market Value), at the Corporation's option, equal to the sum of the Series D Liquidation Preference attributable to such share plus an amount equal to all accrued but unpaid dividends attributable to such share. In addition, on the Redemption Date, the Corporation shall, out of funds legally available therefor, redeem all of the then outstanding shares of Series E Preferred Stock pursuant to this
     Section 6(A) at the Series E Redemption Price (the "Mandatory Series E Redemption," and together with the Mandatory Series D Redemption, the "Mandatory Redemptions"). The "Series E Redemption Price" per share of Series E Preferred Stock to be redeemed shall mean an amount in cash or shares of Class A Common Stock (valued at their then Fair Market Value), at the Corporation's option, equal to the sum of the Series E Liquidation Preference attributable to such share plus an amount equal to all accrued but unpaid dividends attributable to such share.

          (B) Mechanics of Redemption.

             (i) Mandatory Redemption. In order to effect the Mandatory Redemptions, the Corporation shall send a notice (a "Redemption Notice") to the address of record for all holders of shares of outstanding Series D Preferred Stock and Series E Preferred Stock, which Redemption Notice shall:

                (1) state that the Corporation is commencing the Mandatory Redemptions,

                (2) state that all of the outstanding shares of Series D Preferred Stock and Series E Preferred Stock will be redeemed,

                (3) state the Series D Redemption Price, including the amount of accrued but unpaid dividends included in the Series D Redemption Price, and whether the Series D Redemption Price will be paid in cash or shares of Class A Common Stock, and

                (4) state the Series E Redemption Price, including the amount of accrued but unpaid dividends included in the Series E Redemption Price, and whether the Series E Redemption Price will be paid in cash or shares of Class A Common Stock.

        Once the Redemption Notice is mailed to the holders at their addresses of record, all of the shares of Series D Preferred Stock and Series E Preferred Stock not converted on or prior to the Redemption Date shall be subject to redemption on the Redemption Date. On the Redemption Date, the holders of shares of Series D Preferred Stock and Series E Preferred Stock then outstanding shall surrender the certificate or certificates evidencing such shares of Series D Preferred Stock and Series E Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for the Series D Preferred Stock and Series E Preferred Stock, and the Corporation shall pay such holders of Series D Preferred Stock the applicable Series D Redemption Price and such holders of Series E Preferred Stock the applicable Series E Redemption Price. All shares of Series D Preferred Stock and Series E Preferred Stock shall no longer be deemed to be outstanding and all rights with respect to such shares, including without limitation the right to accrual of dividends, shall immediately cease and terminate at the close of business of the Corporation on the Redemption Date (except only the right of the holders thereof to receive the Series D Redemption Price or Series E Redemption Price, as applicable, in exchange therefor), notwithstanding that the certificates representing such shares of Series D Preferred Stock and/or Series E Preferred Stock shall not have been surrendered at the office of the Corporation or, if the Series D Redemption Price and/or Series E Redemption Price is to be paid in shares of Class A Common Stock, that the certificates evidencing such shares of Class A Common Stock shall not then be actually delivered to such holder. If the Series D Redemption Price and/or Series E Redemption Price is to be paid in shares of Class A Common Stock, each holder of shares of Series D Preferred Stock and each holder of shares of Series E Preferred Stock shall give written notice to the Corporation that shall state therein the name of such holder or the name or names of the nominees of such holder in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon redemption shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock on the Redemption Date. No fractional shares of Class A Common Stock shall be issued upon redemption of any shares of Series D Preferred Stock or Series E Preferred Stock and cash in lieu of any fraction of a share will be paid to the holder thereof. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series D Preferred Stock and to such holder of Series E Preferred Stock, as applicable, or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled as aforesaid.

             (ii) Election to Convert. Notwithstanding the issuance of any Redemption Notice by the Corporation or the receipt of any Redemption Notice by any holder of Series D Preferred Stock, such holder may elect to convert such Series D Preferred Stock into Class B Common Stock at any time prior to close of business of the Corporation on the Redemption Date. Any such conversion shall be at the then applicable Series D Conversion Ratio and on the other terms and conditions set forth in
        Section 5. Notwithstanding the issuance of any Redemption Notice by the Corporation or the receipt of any Redemption Notice by any holder of Series E Preferred Stock, such holder may elect to convert such Series E Preferred Stock into Class C Common Stock at any time prior to close of business of the Corporation on the Redemption Date. Any such conversion shall be at the then applicable Series E Conversion Ratio and on the other terms and conditions set forth in Section 5.

          7. Reacquired Shares. Any shares of Series D Preferred Stock and/or Series E Preferred Stock converted, redeemed, purchased, or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof, and shall not be reissued and shall, upon the filing by the Corporation of a certificate of decrease, return to the status of authorized but undesignated shares of Preferred Stock.


     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed by its duly authorized officer this 30th day of March, 2001.


                                          AMERICA ONLINE LATIN AMERICA, INC.

                                          By: /s/ DAVID BRUSCINO
                                            ------------------------------------
                                            Name: David Bruscino
                                            Title: Secretary

                       AMERICA ONLINE LATIN AMERICA, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                      10: 00 A.M., TUESDAY, JULY 31, 2001
          TIME LIFE BUILDING, 8TH FLOOR, 1271 AVENUE OF THE AMERICAS,
                           50TH STREET AT 6TH AVENUE
                               NEW YORK, NEW YORK

                              ADVANCE REGISTRATION

     Advance registration for the America Online Latin America, Inc. annual meeting will make it easier and quicker for you to enter the meeting. Attendance at the annual meeting is limited to America Online Latin America, Inc. stockholders, members of their immediate families, or individuals who they have asked to represent them. We reserve the right to limit the number of representatives who may attend the meeting. Stockholders may register at the door on the day of the meeting by showing proof of ownership of America Online Latin America, Inc. shares.

     Whether or not you plan to attend the meeting, you can be sure that your shares are represented at the meeting by promptly voting your shares. If you plan to attend the meeting, please follow the instructions below.

     - If you hold your America Online Latin America, Inc. shares as a stockholder of record, and you plan to attend the annual meeting, please follow the advance registration instructions on the bottom portion of this letter.

     - If your America Online Latin America, Inc. shares are held for you in a brokerage, bank or other institutional account, and you wish to pre-register, please send an annual meeting advance registration request to:

       Monique H. Skruzny
      Vice President -- Investor Relations
      America Online Latin America, Inc.
      6600 North Andrews Avenue, Suite 400
      Ft. Lauderdale, FL 33309

     Please include the following information:

     - Name and complete mailing address

     - Name(s) of family members who will accompany you

     - If you will be naming a representative to attend the meeting on your behalf, name of that person

     - Proof that you own shares (copy of a brokerage or other account statement)

--------------------------------------------------------------------------------

Dear Stockholders:

     Attendance at the America Online Latin America, Inc. annual meeting is limited to America Online Latin America, Inc. stockholders, members of their immediate families or their named representatives. We reserve the right to limit the number of guests or representatives who may attend.

ADVANCE REGISTRATION INFORMATION

     Whether or not you plan to attend the meeting, you can be sure that your shares are represented at the meeting by promptly voting your shares. If you plan to attend the meeting, registering in advance will expedite your entry. Please follow the instructions below.

ADVANCE REGISTRATION INSTRUCTIONS

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

Name of family members who will also attend:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

I am an owner of shares in America Online Latin America, Inc. My representative at the annual meeting of stockholders will be:
--------------------------------------------------------------------------------
(admission card will be returned c/o the stockholder)

Please complete the information requested above and include this portion of the letter when mailing your marked, signed and dated proxy form in the envelope provided.

             THIS PROXY IS BEING SOLICITED BY AMERICA ONLINE, INC.'S
                               BOARD OF DIRECTORS


         The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement dated July 3, 2001 in connection with the annual meeting to be held on Tuesday, July 31, 2001, at 10:00 a.m., local time, at the Time Life Building, 8th Floor, 1271 Avenue of the Americas, 50th Street at 6th Avenue, New York, New York and hereby appoints Charles M. Herington, Javier Aguirre and David A. Bruscino and each of them (with full power to act alone), the attorney and proxies of the undersigned, with power of substitution to each, to vote all shares of the class A common stock of America Online Latin America, Inc. registered in the name provided herein which the undersigned is entitled to vote at the 2001 annual meeting of stockholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said proxy.


         This proxy when executed will be voted in the manner directed herein. If no direction is made this proxy will be voted FOR each of the proposals set forth on the reverse side.

         In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

         SEE REVERSE SIDE FOR ALL OF THE PROPOSALS. If you wish to vote in accordance with the board of directors' recommendations, just sign on the reverse side. You need not mark any boxes.

                  [CONTINUED AND TO BE SIGNED ON REVERSE SIDE]

[X] Please mark
    votes as in
    this example.

The board of directors recommends a vote FOR proposals 1-4.

1. Election of four directors (or if any nominee is not available for election, such substitute as the board of directors may designate).

Nominees:   Vernon E. Jordan, Jr., William H. Luers, M. Brian Mulroney and
            Roberto E. Setubal

FOR [ ]                    [ ] WITHHELD
ALL                            FROM ALL
NOMINEES                       NOMINEES

[ ] -------------------------------------
For all nominees except as noted above

                                                     FOR     AGAINST   ABSTAIN
                                                     [ ]       [ ]       [ ]


2.    Ratification of independent auditors.

3.    (A) Change references in Certificate of        [ ]       [ ]       [ ]
      Incorporation regarding registration
      rights and stockholder agreements.

      (B) Approval of preferred dividend accruals.   [ ]       [ ]       [ ]

                                                     FOR     AGAINST   ABSTAIN
                                                     [ ]       [ ]       [ ]


      (C) Approval of preferred liquidation
      preference change.

      (D) Approval of preferred redemption           [ ]       [ ]       [ ]
      date change.

      (E) Approval of "ODC" definition change.       [ ]       [ ]       [ ]

      (F) Approval of "Wholly Owned Affiliate"       [ ]       [ ]       [ ]
      definition change.

      (G) Approval of clarification to affiliated    [ ]       [ ]       [ ]
      transaction approvals.

      (H) Approval of "Originally Issued"            [ ]       [ ]       [ ]
      definition clarification change.

4.    Eliminate Series D and E Preferred Stock.      [ ]       [ ]       [ ]

               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

                MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]




Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:_______________________________________________ Date________________


Signature:_______________________________________________ Date________________